                                                                   EXHIBIT 10.13

                                                                           WSP&R
                                                                           DRAFT
                                                                         4/27/98


                                 $1,350,000,000

                      SECURED GUARANTEED CREDIT AGREEMENT

                           Dated as of May [4], 1998

                                     Among

                                ZIFF-DAVIS INC.,

                THE BANKS LISTED ON THE SIGNATURE PAGES HEREOF,

                      MORGAN STANLEY SENIOR FUNDING, INC.,
                             as Syndication Agent,

                          THE CHASE MANHATTAN BANK and
                           DLJ CAPITAL FUNDING, INC.,
                          as Co-Documentation Agents,

                             THE BANK OF NEW YORK,
                            as Administrative Agent

                                      and

                                 THE GUARANTORS



                           BNY Capital Markets, Inc.

                                      and

                      Morgan Stanley Senior Funding, Inc.,
                               as Lead Arrangers

                               TABLE OF CONTENTS

                                                                                                             Page
                                                                                                             ----
                                                             ARTICLE 1

                                                          CREDIT FACILITY

Section 1.01         Commitment to Lend.......................................................................1
                     (a)    Term Loans........................................................................1
                     (b)    RC Loans..........................................................................1
                     (c)    Swing Loans.......................................................................1
                     (d)    Type of Loans.....................................................................2
Section 1.02         Manner of Borrowing......................................................................2
                     (a)    RC Loans..........................................................................2
                     (b)    Swing Loans.......................................................................3
Section 1.03         Interest.................................................................................4
                     (a)    Rates.............................................................................4
                     (b)    Payment...........................................................................4
                     (c)    Conversion and Continuation.......................................................5
                     (d)    Maximum Interest Rate.............................................................6
Section 1.04         Repayment................................................................................6
                     (a)   Terms Loans........................................................................6
                     (b)    RC Loans..........................................................................6
                     (c)    Swing Loans.......................................................................6
Section 1.05         Prepayments..............................................................................7
                     (a)    Optional Prepayments..............................................................7
                     (b)    Default Mandatory Prepayments and Fundings........................................7
                     (c)    Application to Types of Loans.....................................................9
                     (d)    Application to Installments.......................................................9
                     (e)    Reborrowing.......................................................................9
Section 1.06         Limitation on Types of  Loans............................................................9
Section 1.07         Commitment to Issue Letters of Credit....................................................9
                     (a)    Amounts of Letters of Credit.....................................................10
                     (b)    Terms of Letters of Credit.......................................................10
                     (c)    Uniform Customs..................................................................10
                     (d)    Limitation on Obligation to Issue Letters of Credit..............................10
Section 1.08         Manner of Issuance or Amendment of Letters of Credit....................................11
Section 1.09         Obligation of Borrower to Reimburse Issuing Bank for Drawings...........................11
Section 1.10         Obligations of Participating Banks......................................................12
                     (a)    Acquisition by Participating Banks of LC Participations in Letters of Credit.....12
                     (b)    Funding by Participating Banks of LC Participations..............................12
Section 1.11         Absolute, Unconditional and Irrevocable Obligation......................................13

Section 1.12         Limited Liability of the Issuing and Participating Banks................................14
Section 1.13         Provisions Not Exclusive; Conflict......................................................15
Section 1.14         Reduction or Increase of Commitments....................................................15
                     (a)    Optional Reduction of RC Commitments.............................................15
                     (b)    Mandatory Reduction of RC Commitments............................................15
                     (c)    Optional Increase of RC Commitments..............................................16
Section 1.15         Fees....................................................................................16
                     (a)    RC Commitment Fee................................................................16
                     (b)    Letter of Credit Fees............................................................17
Section 1.16         Computation of Interest and Fees........................................................18
Section 1.17         Evidence of Indebtedness................................................................18
Section 1.18         Payments by the Borrower................................................................18
                     (a)   Time, Place and Manner............................................................18
                     (b)    No Reductions....................................................................19
                     (c)    Extension of Payment Dates.......................................................19
Section 1.19         Distribution of Payments by the Administrative Agent....................................20
Section 1.20         Taxes...................................................................................20
                     (a)   Taxes Payable by the Borrower.....................................................20
                     (b)    Taxes Payable by the Administrative Agent, the Issuing Bank or any Bank..........21
                     (c)    Exemption from U.S. Withholding Taxes............................................21
                     (d)    Limitations......................................................................22
Section 1.21         Pro Rata Treatment......................................................................22

                                                                ARTICLE 2

                                                     CONDITIONS TO CREDIT EXTENSIONS

Section 2.01         Conditions to Initial Credit Extension..................................................22
Section 2.02         Conditions to Each Loan.................................................................25

                                                                ARTICLE 3

                                                  CERTAIN REPRESENTATIONS AND WARRANTIES

Section 3.01         Organization; Power; Qualification......................................................26
Section 3.02         Subsidiaries............................................................................26
Section 3.03         Authorization; Enforceability; Required Consents; Absence of Conflicts..................26
Section 3.04         Affiliate Indebtedness and Investments..................................................27
Section 3.05         Taxes...................................................................................27
Section 3.06         Litigation..............................................................................27
Section 3.07         Burdensome Provisions...................................................................28
Section 3.08         No Adverse Change or Event..............................................................28
Section 3.09         Guarantors..............................................................................28
Section 3.10         Investment Company Act..................................................................28
Section 3.11         Registration Statement..................................................................28

                                                                ARTICLE 4

                                                            CERTAIN COVENANTS

Section 4.01         Preservation of Existence and Properties, Scope of Business, Compliance with Law,
                     Payment of Taxes and Claims, Preservation of Enforceability.............................29
Section 4.02         Insurance...............................................................................29
Section 4.03         Use of Proceeds.........................................................................29
Section 4.04         Subsidiaries and Wholly Owned Subsidiaries..............................................30
                     (a)    Subsidiaries.....................................................................30
                     (b)    Wholly Owned Subsidiaries........................................................30
Section 4.05         Indebtedness............................................................................30
Section 4.06         Guaranties..............................................................................31
Section 4.07         Liens...................................................................................31
Section 4.08         Restricted Payments.....................................................................31
Section 4.09         Merger or Consolidation.................................................................32
Section 4.10         Disposition of Assets...................................................................32
Section 4.11         Investments.............................................................................33
Section 4.12         Benefit Plans...........................................................................34
Section 4.13         Transactions with Affiliates............................................................34
Section 4.14         Subordinated Indebtedness...............................................................34
Section 4.15         Issuance of Capital Securities..........................................................35
Section 4.16         Limitation on Restrictive Covenants.....................................................36
Section 4.17         Leverage Ratio..........................................................................36
Section 4.18         Senior Leverage Ratio...................................................................36
Section 4.19         Ratio of Consolidated EBITDA to Consolidated Interest Expense...........................36
Section 4.20         Fixed Charge Coverage...................................................................36
Section 4.21         [License and Services Agreement]........................................................37
Section 4.22         Interest Rate Protection Agreements.....................................................37

                                                                ARTICLE 5

                                                               INFORMATION

Section 5.01         Information to Be Furnished.............................................................37
                     (a)    Quarterly Financial Statements...................................................37
                     (b)    Year-End Financial Statements; Accountants' Certificate..........................37
                     (c)    Officer's Certificate as to Financial Statements and Defaults....................38
                     (d)    Requested Information............................................................38
                     (e)    Notice of Defaults, Material Adverse Changes and Other Matters...................38
Section 5.02         Accuracy of Financial Statements and Information........................................39
                     (a)   Financial Statements..............................................................39
                     (b)    Other Information................................................................39
Section 5.03         Additional Covenants Relating to Disclosure.............................................39
                     (a)    Accounting Methods and Financial Records.........................................40
                     (b)    Visits, Inspections and Discussions..............................................40
Section 5.04         Authorization of Third Parties to Deliver Information and Discuss Affairs...............40

                                                                ARTICLE 6

                                                                 DEFAULT

Section 6.01         Events of Default.......................................................................40
Section 6.02         Remedies upon Event of Default..........................................................43

                                                                ARTICLE 7

                                                  ADDITIONAL CREDIT FACILITY PROVISIONS

Section 7.01         Mandatory Suspension and Conversion of Eurodollar Rate Loans............................44
Section 7.02         Regulatory Changes......................................................................45
Section 7.03         Capital Requirements....................................................................46
Section 7.04         Funding Losses..........................................................................46
Section 7.05         Certain Determinations..................................................................47
Section 7.06         Change of Lending Office................................................................47

                                                                ARTICLE 8

                                                         THE ADMINISTRATIVE AGENT

Section 8.01         Appointment and Powers..................................................................48
Section 8.02         Limitation on Administrative Agent's Liability..........................................48
Section 8.03         Defaults................................................................................48
Section 8.04         Rights as a Bank........................................................................49
Section 8.05         Indemnification.........................................................................49
Section 8.06         Non-Reliance on Administrative Agent and Other Banks....................................49
Section 8.07         Execution and Amendment of Loan Documents on Behalf of the Banks........................50
Section 8.08         Resignation of the Administrative Agent.................................................50

                                                                ARTICLE 9

                                                                GUARANTEES

Section 9.01         Guaranty of Payment.....................................................................51
Section 9.02         Limitation on Guaranty..................................................................51
Section 9.03         Continuance and Acceleration of Guaranteed Obligations upon Certain Events..............51
Section 9.04         Recovered Payments......................................................................52
Section 9.05         Evidence of Guaranteed Obligations......................................................52
Section 9.06         Binding Nature of Certain Adjudications.................................................52
Section 9.07         Nature of Guarantor's Obligations.......................................................52
Section 9.08         No Release of Guarantor.................................................................53
Section 9.09         Certain Waivers.........................................................................53

                                                                ARTICLE 10

                                                              MISCELLANEOUS

Section 10.01        Notices and Deliveries..................................................................53
                     (a)   Manner of Delivery................................................................53
                     (b)    Addresses........................................................................53
                     (c)    Effectiveness....................................................................55
                     (d)    Reasonable Notice................................................................56
                     (e)    Collateral.......................................................................56
Section 10.02        Expenses; Indemnification...............................................................56
Section 10.03        Amounts Payable Due upon Request for Payment............................................57
Section 10.04        Remedies of the Essence.................................................................57
Section 10.05        Rights Cumulative.......................................................................57
Section 10.06        Confidentiality.........................................................................58
Section 10.07        Amendments; Waivers.....................................................................58
Section 10.08        Set-Off; Suspension of Payment and Performance..........................................59
Section 10.09        Sharing of Recoveries...................................................................59
Section 10.10        Assignments and Participations..........................................................60
                     (a)    Assignments......................................................................60
                     (b)    Participation....................................................................61
Section 10.11        Governing Law...........................................................................62
Section 10.12        Judicial Proceedings; Waiver of Jury Trial..............................................62
Section 10.13        LIMITATION OF LIABILITY.................................................................62
Section 10.14        Severability of Provisions..............................................................63
Section 10.15        Counterparts............................................................................63
Section 10.16        Survival of Obligations.................................................................63
Section 10.17        Entire Agreement........................................................................63
Section 10.18        Successors and Assigns..................................................................63
Section 10.19        Cash Collateral.........................................................................63
Section 10.20        Registered Notes........................................................................64
Section 10.21        Foreign Currency Conversion.............................................................64

                                                                ARTICLE 11

                                                              INTERPRETATION

Section 11.01        Defined Terms...........................................................................65
Section 11.02        Other Interpretive Provisions...........................................................90
Section 11.03        Accounting Matters......................................................................91
Section 11.04        Representations and Warranties..........................................................92
Section 11.05        Captions................................................................................92
Section 11.06        Interpretation of Related Documents.....................................................92

ANNEX A              BANKS, LENDING OFFICES AND NOTICE ADDRESSES

Schedule 1.02(a)     NOTICE OF BORROWING
Schedule 1.03(c)     NOTICE OF CONVERSION OR CONTINUATION
Schedule 1.05        NOTICE OF PREPAYMENT
Schedule 1.20(c)     NON-US BANK CERTIFICATE
Schedule 2.01(a)(i)  CERTIFICATE AS TO RESOLUTIONS, ETC.
                     Annex A    RESOLUTIONS OF BOARD OF DIRECTORS
                     Annex A-1  RESOLUTIONS OF SHAREHOLDERS
                     Annex A-2  MINUTES AND BY-LAWS/ARTICLES OF INCORPORATION
Schedule 3.02        SCHEDULE OF SUBSIDIARIES
Schedule 3.03        SCHEDULE OF REQUIRED CONSENTS, GOVERNMENTAL APPROVALS
                       AND GOVERNMENTAL REGISTRATIONS
Schedule 3.06        SCHEDULE OF MATERIAL LITIGATION
Schedule 4.05        SCHEDULE OF INDEBTEDNESS
Schedule 4.06        SCHEDULE OF EXISTING GUARANTIES
Schedule 4.07        SCHEDULE OF EXISTING LIENS
Schedule 4.11        SCHEDULE OF EXISTING INVESTMENTS
Schedule 4.12        SCHEDULE OF EXISTING BENEFIT PLANS
Schedule 5.01(b)     CERTIFICATE AS TO FINANCIAL STATEMENTS AND DEFAULTS
Schedule 5.02(a)     SCHEDULE OF HISTORICAL FINANCIAL  STATEMENTS
Schedule 9.01        SCHEDULE OF GUARANTORS
Schedule 10.10(a)    NOTICE OF ASSIGNMENT
EXHIBIT A-I          TERM A NOTE
EXHIBIT A-II         TERM B NOTE
EXHIBIT A-III        RC NOTE
EXHIBIT A-IV         SWING LOAN NOTE
EXHIBIT B            FORM OF SUBORDINATION AGREEMENT
EXHIBIT C            COMMITMENT INCREASE SUPPLEMENT
EXHIBIT D            TERMS OF COMMITMENT INCREASE ASSIGNMENTS
EXHIBIT E            FORM OF PLEDGE AGREEMENT
EXHIBIT F            GUARANTOR SUPPLEMENT

                      SECURED GUARANTEED CREDIT AGREEMENT

                           Dated as of May [4], 1998

     ZIFF-DAVIS INC., a Delaware corporation, the GUARANTORS listed on the signature pages hereof, the BANKS, MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent, THE CHASE MANHATTAN BANK and DLJ CAPITAL FUNDING, INC., as Co-Documentation Agents, and THE BANK OF NEW YORK, as Administrative Agent, agree as follows (with certain terms used herein being defined in Article 11):

                                   ARTICLE 1
                                   ---------


                                CREDIT FACILITY
                                ---------------

     Section 1.01  Commitment to Lend. (a)   Term A Loans. Upon the terms and
                   ------------------        ------------

subject to the conditions of this Agreement, each Bank agrees to make, on the Agreement Date, a Term A Loan to the Borrower in an aggregate principal amount not exceeding such Bank's Term A Commitment. The aggregate amount of the Term A Commitments on the Agreement Date is $450,000,000.

          (b)   Term B Loans. Upon the terms and subject to the conditions of
                ------------
this Agreement, each Bank agrees to make, on the Agreement Date, a Term B Loan to the Borrower in an aggregate principal amount not exceeding such Bank's Term B Commitment. The aggregate amount of the Term B Commitments on the Agreement Date is $400,000,000.

          (c)  RC Loans. Upon the terms and subject to the conditions of this
               --------
Agreement, each Bank agrees to make, from time to time during the period from the Agreement Date through the RC Termination Date, one or more RC Loans to the Borrower in an aggregate unpaid principal amount not exceeding at any time such Bank's RC Commitment at such time; provided that no such RC Loan shall be made
                                   --------
if, after giving effect to the making of such RC Loan and the simultaneous application of the proceeds thereof, (i) the aggregate amount of the Exposure of such Bank would exceed the RC Commitment of such Bank or (ii) the aggregate amount of the Exposures of all of the Banks would exceed the aggregate amount of the RC Commitments. The aggregate amount of the RC Commitments on the Agreement Date is $500,000,000.

          (d) Swing Loans. Upon the terms and subject to the conditions of this Agreement, the Swing Line Bank shall, for its own account, make one or more Swing Loans to the Borrower; provided that no Swing Loan shall be made if, after
                             --------
giving effect to the making of such Swing Loan and the simultaneous application of the proceeds thereof (i) the aggregate principal amount of outstanding Swing Loans would exceed the Swing Line Sublimit or (ii) the aggregate amount of the Exposures of all of the Banks would exceed the aggregate amount of the RC Commitments. Swing Loans may only be made and continued as Base Rate Loans or Agreed Rate Loans.

          (e)  Type of Loans.
               -------------

          Subject to Section 1.06 and the other terms and conditions of this Agreement, the Loans (other than Swing Loans) may, at the option of the Borrower, be made as, and from time to time continued as or converted into, Base Rate or Eurodollar Rate Loans of any permitted Type, or any combination thereof.

     Section 1.02  Manner of Borrowing.
                   -------------------

          (a)   RC Loans. With respect to RC Loans:
                --------

          (i) The Borrower shall give the Administrative Agent notice (which shall be irrevocable) no later than, in the case of a Base Rate Loan, 11:00 a.m. on the Business Day before the requested date for the making of such RC Loan and, in the case of a Eurodollar Rate RC Loan, 11:00 a.m. on the third Eurodollar Business Day before the requested date for the making of such RC Loan. Each such notice shall be substantially in the form of Schedule 1.02(a)
                                                              ----------------
and shall specify (A) the requested date for the making of the requested RC Loan, which shall be, in the case of a Base Rate RC Loan, a Business Day and, in the case of a Eurodollar Rate RC Loan, a Eurodollar Business Day, (B) the Type or Types of RC Loans requested and (C) the amount of each such Type of RC Loan, the aggregate of which amounts for each Type of RC Loans requested shall, subject to Section 1.10(b)(ii), be not less than (1) in the case of Eurodollar Rate RC Loans, the lesser of (aa) $10,000,000 or any integral multiple of $1,000,000 in excess thereof and (bb) the aggregate amount of unused RC Commitments and (2) in the case of Base Rate RC Loans, the lesser of (aa) $1,000,000 or any integral multiple of $500,000 in excess thereof, and (bb) the aggregate amount of the unused RC Commitments. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amount and Type of RC Loan to be made by such Bank.

          (ii) On each requested date for the making of RC Loans, each Bank shall, if it has received the notice contemplated by Section 1.02(a)(i) on or prior to (A) in the case of Eurodollar Rate Loans, its close of business on the third Eurodollar Business Day before such requested date and (B) in the case of Base Rate Loans, its close of business on the Business Day before such requested date, make available to the Administrative Agent, not later than 11:00 a.m., in Dollars in funds immediately available to the Administrative Agent at the Administrative Agent's Office, the RC Loans to be made by such Bank on such requested date. Any Bank's failure to make any RC Loan to be made by it on the requested date therefor shall not relieve any other Bank of its obligation to make any RC Loan to be made by such other Bank on such date, but such other Bank shall not be liable for such failure.

          (iii) Unless the Administrative Agent shall have received notice from a Bank prior to 10:00 a.m., on the requested date for the making of any RC Loans that such Bank will not make available to the Administrative Agent the RC Loans requested to be made by such Bank on such date, the Administrative Agent may assume that such Bank has made such RC Loans available to the Administrative Agent on such date in accordance with Section 1.02(a)(ii) and the Administrative Agent in its sole discretion may, in reliance upon such assumption, make available to the Borrower (or, in the case of RC Loans requested pursuant to
Section 1.04(d) or Section 1.05(b)(i), to the Swing Line Bank) on such date a corresponding amount on behalf of such Bank. If and to the extent such Bank shall not have so made available to the Administrative Agent the RC Loans requested to be made by such Bank on such date and the Administrative Agent shall have so made available to the Borrower a corresponding amount on behalf of such Bank, such Bank shall, on demand, pay to the Administrative Agent such corresponding amount together with interest thereon, for each day from the date such amount shall have been so made available by the Administrative Agent to the Borrower until the date such amount shall have been repaid to the Administrative Agent, at the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Base Rate. If such Bank does not pay such corresponding amount promptly upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall immediately repay such corresponding amount to the Administrative Agent together with accrued interest thereon at the applicable rate or rates provided in Section 1.03(a); provided that no such repayment by the Borrower
                             --------
shall affect the rights of the Borrower with respect to any Bank's wrongful refusal to lend.

          (iv) All RC Loans made available to the Administrative Agent in accordance with Section 1.02(a)(ii) shall be disbursed by the Administrative Agent not later than 2:00 p.m. on the requested date therefor in Dollars in funds immediately available to the Borrower by credit to an account of the Borrower at the Administrative Agent's Office or in such other manner as may have been specified in the applicable notice and as shall be acceptable to the Administrative Agent.

          (b)    Swing Loans.
                 -----------

          With respect to Swing Loans:

          (i) The Borrower shall give the Administrative Agent and, if the Swing Line Bank is a Bank that is not the Administrative Agent, the Swing Line Bank, notice (which shall be irrevocable) no later than 1:00 p.m. on the requested date for the making of a Swing Loan. Each such notice shall specify (A) the amount of the requested Swing Loan, which amount shall be not less than the lesser of (1) $100,000 or any integral multiple of $100,000 in excess thereof and (2) the Swing Line Availability on the requested date for the making of such Swing Loan, (B) whether such Swing Loan shall be an Agreed Rate Loan or a Base Rate Loan and (C) if such Swing Loan shall be an Agreed Rate Loan, the number of days (which shall not be more than five Business Days) that the Agreed Rate for such Swing Loan is to apply (the "Agreed Rate Interest Period"). Such notice
                                  ---------------------------
may be by telephone, confirmed by telecopy on the date of the making of the requested Swing Loan. If the Borrower and the Swing Line Bank do not agree upon a requested Agreed Rate, the requested Swing Loan shall be made as a Base Rate Loan, unless the Borrower withdraws the request for such Swing Loan. Upon the expiration of an Agreed Rate Interest Period, the Swing Loan in question shall be continued, subject to Section 1.04(d), as a Base Rate Loan.


          (ii) Swing Loans shall be disbursed by the Swing Line Bank not later than 4:30 p.m. on the requested date therefor in Dollars in funds immediately available to the Borrower by credit to an account of the Borrower at the Swing Line Bank's Office, or in such other manner as may have been specified in the applicable notice and as shall be acceptable to the Swing Line Bank.

     Section 1.03  Interest.
                   --------

     (a) Rates. (i)  Term A Loans, Term B Loans and RC Loans.
         -----       ---------------------------------------

          Subject to Section 1.03(a)(iii), each Term A Loans, Term B Loan and each RC Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to (A) so long as it is a Base Rate Loan, the Base Rate as in effect from time to time plus the applicable Base Rate Margin and (B) so long as it is a Eurodollar Rate Loan, the applicable Adjusted Eurodollar Rate plus the applicable Eurodollar Rate Margin.

               (ii)  Swing Loans.
                     -----------

          Subject to Section 1.03(a)(iii), each Swing Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Base Rate as in effect from time to time plus the applicable Base Rate Margin or, if the Borrower and the Swing Line Bank shall have agreed upon an Agreed Rate with respect to such Swing Loan, such Agreed Rate; provided that upon the
                                                        --------
earliest of (A) the fifth Business Day after the date such Swing Loan was made,
(B) the expiration of the Agreed Rate Interest Period with respect to such Swing Loan and (C) the date of occurrence of a Bankruptcy Default, any such Swing Loan shall cease to bear interest at the Agreed Rate and shall bear interest at the Base Rate as in effect from time to time plus the applicable Base Rate Margin.

               (iii)  Post-Default Rate.
                      -----------------

          During an Event of Default (which is such by virtue of clause (a) of Section 6.01, and whether before or after judgment), each Loan (whether or not due) and, to the maximum extent permitted by Applicable Law, all other amounts in respect of interest and fees due and payable under the Borrower Loan Documents, shall bear interest at a rate per annum equal to the applicable Post-Default Rate.

          (b)  Payment.
               -------

          Interest shall be payable, (i) in the case of Base Rate Loans that are Term A Loans, Term B Loans or RC Loans, on each Payment Date, (ii) in the case of Eurodollar Rate Loans, on the last day of each applicable Interest Period (and, if an Interest Period is longer than three months, at intervals of three months after the first day of such Interest Period) and (iii) in the case of any Loan, when such Loan shall be due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise) or converted, but only to the extent then accrued and unpaid on the amount then so due or converted. Interest at the Post-Default Rate shall be payable on demand.

          (c)  Conversion and Continuation.
               ---------------------------

          (i) All or any part of the principal amount of Term A Loans, Term B Loans and RC Loans of any Type may, on any Business Day, be converted into any other Type or Types of Term A Loans, Term B Loans and RC Loans, except that (A) Eurodollar Rate Loans may be converted only on the last day of an applicable Interest Period and (B) Base Rate Loans may be converted into Eurodollar Rate Loans only on a Eurodollar Business Day.

          (ii) Each Term A Loans, Term B Loan and RC Loan that is a Base Rate Loan shall continue as a Base Rate Loan unless and until such Loan is converted into a Term A Loans, Term B Loan or an RC Loan, as the case may be, of another Type. Each Term A Loans, Term B Loan and RC Loan that is a Eurodollar Rate Loan of any Type shall continue as a Term A Loans, Term B Loan or an RC Loan, as the case may be, of such Type until the end of the then current Interest Period therefor, at which time it shall be automatically converted into a Base Rate Loan unless the Borrower shall have given the Administrative Agent notice in accordance with Section 1.03(c) requesting either that such Loan continue as a Loan of such Type or that such Loan be converted into a Term A Loans, Term B Loan or an RC Loan, as the case may be, of another Type at the end of such Interest Period.

          (iii) Notwithstanding anything to the contrary contained in Section 1.03(c)(i) or (ii), during a Default, the Administrative Agent may notify the Borrower that Term A Loans, Term B Loans and RC Loans may only be converted into or continued as Term A Loans, Term B Loans and RC Loans, as the case may be, of certain specified Types and, thereafter, until no Default shall continue to exist, Term A Loans, Term B Loans and RC Loans may not be converted into or continued as Term A Loans, Term B Loans or RC Loans of any Type other than one or more of such specified Types.

          (iv) The Borrower shall give the Administrative Agent notice (which shall be irrevocable) of each conversion of a Term A Loans, Term B Loan or an RC Loan or continuation of a Term A Loans, Term B Loan or an RC Loan that is a Eurodollar Rate Loan no later than, in the case of a conversion into a Base Rate Loan, 11:00 a.m. on the Business Day before, and, in the case of a conversion into or continuation of a Term A Loans, Term B Loan or an RC Loan that is a Eurodollar Rate Loan, 11:00 a.m. on the third Eurodollar Business Day before, the requested date of such conversion or continuation. Each notice of conversion or continuation shall be in the form of Schedule 1.03(c) and shall
                                                   ----------------
specify (A) whether the Loans to be converted or continued are Term A Loans, Term B Loans or RC Loans, (B) the requested date of such conversion or continuation, (C) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of each Loan to be converted or continued and (D) the amount and Type or Types of Loans into which such Loans are to be converted or as to which such Loans are to be continued. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of
(x) the contents thereof, (y) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of, each Loan to be converted or continued by such Bank and (z) the amount and Type or Types of Loans into which such Loans are to be converted or as which such Loans are to be continued.

          (d)  Maximum Interest Rate.
               ---------------------

          Nothing contained in the Loan Documents shall require the Borrower at any time to pay interest at a rate exceeding the Maximum Permissible Rate. If interest payable by the Borrower on any date would exceed the maximum amount permitted by the Maximum Permissible Rate, such interest payment shall automatically be reduced to such maximum permitted amount, and interest for any subsequent period, to the extent less than the maximum amount permitted for such period by the Maximum Permissible Rate, shall be increased by the unpaid amount of such reduction. Any interest actually received for any period in excess of such maximum amount permitted for such period shall be deemed to have been applied as a prepayment of the Loans, the Drawings or the other amounts in respect of which such interest was paid, as the case may be.

     Section 1.04  Repayment.
                   ---------

          (a)  Term A Loans.
               ------------

          The Term A Loans shall mature and become due and payable and shall be repaid by the Borrower, in eighteen (18) consecutive quarterly installments, payable on successive Payment Dates commencing on September 30, 2000 and with the final installment payable on the Term A Termination Date. Each such installment shall be in the amount equal to $22,500,000; provided that the final such installment
                                       --------
shall be in an amount equal to the amount of the Term A Loans then outstanding.

          (b)  Term B Loans.
               ------------

          The Term B Loans shall mature and become due and payable and shall be repaid by the Borrower, in twenty-two (22) consecutive quarterly installments, payable on successive Payment Dates commencing on September 30, 2000 and with the final installment payable on the Term B Termination Date. Each such installment shall be in the amount equal to $1,000,000; provided that the final
                                                        --------
such installment shall be in an amount equal to the amount of the Term B Loans then outstanding.

          (c)  RC Loans.
               --------

          The RC Loans shall mature and become due and payable, and shall be repaid by the Borrower, in full on the RC Termination Date.

          (d)  Swing Loans.
               -----------

          Each Swing Loan shall become due and payable, and shall be repaid by the Borrower, in full on the earlier of (i) the date that is five Business Days after the date that such Swing Loan was made and (ii) the RC Termination Date. Except in the case of a Swing Loan maturing on the RC Termination Date, if, on or prior to the maturity of a Swing Loan, the Borrower shall not have requested either an RC Loan pursuant to Section 1.02(a) hereof or a Swing Loan pursuant to
Section 1.02(b) hereof, the maturity of such Swing Loan pursuant to this Section 1.04(d) shall (i) be deemed to constitute a notice under Section 1.02(a) requesting RC Loans in an amount equal to such Swing Loan be made by the Banks (including the Swing Line Bank) and that such Loans be Base Rate Loans, (ii) have the same force and effect as a notice from the Borrower under such Section and (iii) be subject to all the terms and conditions of Section 1.02(a), except that (A) the requirement (1) to deliver a notice in the form of Schedule 1.02(a)
                                                                ----------------
and (2) that the aggregate amount of Loans be not less than $1,000,000 shall not apply and (B) the conditions to borrowing specified in Section 2.02 (other than the absence of any continuing Bankruptcy Default) shall not apply.

     Section 1.05  Prepayments.
                   -----------

          (a)   Optional Prepayments.
                --------------------

          The Borrower may, at any time and from time to time, prepay the Loans in whole or in part, without premium or penalty, except that any partial prepayment shall be in an aggregate principal amount of at least (i) in the case of Eurodollar Rate Loans, $10,000,000 or any integral multiple of $1,000,000 in excess thereof, (ii) in the case of Base Rate Loans that are not Swing Loans, $1,000,000 or any integral multiple of $500,000 in excess thereof and (iii) in the case of Swing Loans $100,000 or any integral multiple of $100,000 in excess thereof, and any prepayment of a Eurodollar Rate Loan or a Swing Loan that is an Agreed Rate Loan shall be subject to Section 7.04. The Borrower shall give the Administrative Agent and, in the case of prepayments of Swing Loans, if the Swing Line Bank is not the Administrative Agent, the Swing Line Bank, notice of each prepayment of a Loan no later than 10:00 a.m. on, in the case of a prepayment of Base Rate Loans and Swing Loans, the Business Day, and, in the case of a prepayment of Eurodollar Rate Loans, the third Eurodollar Business Day, before the date of such prepayment. Each notice of prepayment of a Loan shall be substantially in the form of Schedule 1.05 and shall specify (i)
                                      -------------
whether the Loans to be prepaid are Term A Loans, Term B Loans, RC Loans or Swing Loans, (ii) the date such prepayment is to be made, (iii) in the case of Term A Loans, Term B Loans and RC Loans, the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of each Loan to be prepaid and (iv) in the case of Swing Loans, the amount and, in the case of Agreed Rate Loans, the last day of its applicable Agreed Rate Interest Period of such Swing Loan to be prepaid. Upon receipt of any such notice, other than a notice of prepayment of Swing Loans, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amount and Type and, in the case of a Eurodollar Rate Loan, the last day of the applicable Interest Period of each Loan of such Bank to be prepaid. Amounts to be prepaid shall irrevocably be due and payable on the date specified in the applicable notice of prepayment, together with interest thereon as provided in Section 1.03(b).

          (b) Default Mandatory Prepayments and Fundings.
              ------------------------------------------

(i)  Default Mandatory Prepayments of Swing Loans.
     --------------------------------------------

          If any Default exists, other than a Bankruptcy Default, the Swing Line Bank may request that outstanding Swing Loans be refunded by delivering to the Administrative Agent and the Borrower on any Business Day a request to that effect, specifying the principal amount of outstanding Swing Loans. Such a request shall (A) be deemed to constitute a notice under Section 1.02(a) requesting that RC Loans in an amount equal to the outstanding Swing Loans be made by the Banks (including the Swing Line Bank, in its capacity as a Bank) and that such RC Loans be Base Rate Loans, (B) have the same force and effect as a notice from the Borrower under such Section and (C) be subject to all the terms and conditions of Section 1.02(a), except that (1) the requirement (aa) to deliver a notice in the form of Schedule 1.02(a) and (bb) that the aggregate
                                ----------------
amount of RC Loans be not less than the amount specified in Section 1.02(a) for the applicable Type of RC Loan shall not apply and (2) the conditions to borrowing specified in Section 2.02 (other than the absence of any continuing Bankruptcy Default) shall not apply.

               (ii) Default Mandatory Fundings of Participations in Swing Loans.
                    -----------------------------------------------------------

       (A) During a Bankruptcy Default, upon request (which shall relate to all Swing Loans then outstanding) by the Swing Line Bank on any Business Day, each Bank (including the Swing Line Bank in its capacity as a Bank) shall purchase from the Swing Line Bank, without recourse or warranty (except that such outstanding Swing Loans in fact were made in accordance with Section 1.01(d)(i), and are not subject to any Liens arising out of any act of the Swing Line Bank), a participation in the Swing Loans then outstanding (each such participation a "Swing Loan Participation") by paying to the Swing Line Bank, in Dollars
-------------------------
immediately available to the Swing Line Bank at the Swing Line Bank's Office, an amount equal to such Bank's Pro Rata Share of the principal amount of such Swing Loans, with such payment being due on the day such request is made, if such request is made prior to 2:00 p.m. on such day, or if such request is made after 2:00 p.m. on the next Business Day (the "Participation Payment Date"). Each
                                         --------------------------
Swing Loan Participation shall constitute an undivided interest and participation in the principal amount of Swing Loans then outstanding and in interest that accrues thereon after the Participation Payment Date. The Swing Line Bank shall, upon the request of a Bank, furnish to such Bank a participation certificate evidencing any Swing Loan Participation purchased by such Bank pursuant to this Section 1.05. If any Bank does not pay when due any amount which it is required to pay to the Swing Line Bank pursuant to this
Section 1.05(b)(ii)(A) in respect of its Swing Loan Participation in any Swing Loan, the Swing Line Bank shall be entitled to recover such amount from such Bank, together with interest thereon for each day from the Participation Payment Date until the date such amount shall be paid to the Swing Line Bank, at the Federal Funds Rate until (and including) the third Business Day after the Participation Payment Date and thereafter at the Base Rate. Until payment in full is made by such Bank of all amounts to be paid to the Swing Line Bank by such Bank in respect of such Swing Loan Participation, the Swing Line Bank shall hold such Bank's Pro Rata Share of any amount paid by the Borrower after the Participation Payment Date to the Swing Line Bank in respect of the Swing Loan to which such Swing Loan Participation relates as security for such Bank's obligation to make such payment.

          (B) Subject to the final sentence of Section 1.05 (b)(ii)(A), the Swing Line Bank shall promptly distribute to each Bank its Pro Rata Share of each payment received (whether directly from the Borrower or otherwise, including proceeds of any collateral) by the Swing Line Bank after the Participation Payment Date on account of the principal amount of any Swing

Loan and interest accrued thereon after the Participation Payment Date; provided
                                                                        --------
that in the event that any such payment received by the Swing Line Bank shall be required to be returned by the Swing Line Bank, for any reason, such Bank shall return to the Swing Line Bank the portion thereof previously distributed by the Swing Line Bank to it, but without interest thereon (unless the Swing Line Bank is required to pay interest on the amount so returned, in which case such Bank shall be required to pay interest at a like rate). Payments received after the Participation Payment Date by the Swing Line Bank on account of Swing Loans shall be applied first to the payment of interest accrued thereon through the Participation Payment Date.

               (iii)  Obligations of Banks Absolute and Unconditional.
                      -----------------------------------------------

          The obligation of each Bank to make an RC Loan to repay Swing Loans as contemplated by Section 1.05(b)(i) and to purchase Swing Loan Participations in, and to make payments to the Swing Line Bank with respect thereto, as contemplated in Section 1.05(b)(ii), shall be absolute, unconditional and irrevocable.

          (c)  Application to Types of Loans.
               -----------------------------

          Amounts prepaid pursuant to Section 1.03(d) shall be applied to prepay, first, Swing Loans, second, RC Loans, and third, Term A Loans, and Term
        -----               ------                -----
B Loans, pro rata in accordance with the amounts outstanding at the time of such prepayment, and such amounts shall be applied, first, to the payment of such
                                               -----
Loans that are Base Rate Loans and, second, to such loans that are Eurodollar
                                    ------
Rate Loans or Agreed Rate Loans in the order that the Interest Periods or Agreed Rate Interest Periods, as applicable, for such Loans ends.

          (d)  Application to Installments.
               ---------------------------

          Prepayments of the Term A Loans, Term B Loans made (or deemed to have been made pursuant to Section 1.03(d)) shall be applied to installments of the Term A Loans, Term B Loans, as the case may be, in the direct order of their maturities.

          (e)  Reborrowing.
               -----------

          Any amounts of Term A Loans, Term B Loans repaid or prepaid may not be reborrowed.

     Section 1.06  Limitation on Types of  Loans.
                   -----------------------------

     Notwithstanding anything to the contrary contained in this Agreement, the Borrower shall borrow, prepay, convert and continue Loans in a manner such that
(a) the aggregate principal amount of Eurodollar Rate Loans of the same Type and having the same Interest Period shall at all times be not less than $10,000,000,
(b) there shall not be, at any one time, more than fifteen Interest Periods in effect with respect to Eurodollar Rate Loans of all Types and (c) no payment of a Eurodollar Rate Loan will have to be made prior to the last day of an applicable Interest Period in order to repay the Loans on (subject to Section 1.18(c)), in the case of RC Loans, the RC Termination Date, in the case of Term A Loans, the Term A Termination Date, and in the case of Term B Loans, the Term B Termination Date.

     Section 1.07  Commitment to Issue Letters of Credit.
                   -------------------------------------

          (a)   Amounts of Letters of Credit.
                ----------------------------

          Upon the terms and subject to the conditions of this Agreement, the Issuing Bank agrees to issue, from time to time during the period from the Agreement Date through the RC Termination Date, one or more (and to amend outstanding) Letters of Credit for the account of the Borrower; provided that no
                                                                --------
Letter of Credit shall be issued or amended if, after giving effect to the issuance or amendment of such Letter of Credit, (i) the aggregate of all Letter of Credit Amounts would exceed the LC Sublimit, (ii) the aggregate amount of the Exposures of all of the Banks would exceed the aggregate amount of the RC Commitments or (iii) in the case of a Participating Bank, the Exposure of such Participating Bank would exceed the RC Commitment of such Participating Bank; and provided, further, that not more than ten Letters of Credit (or such greater
    --------  -------
number that may be acceptable to the Issuing Bank) shall be outstanding at any time.

          (b)  Terms of Letters of Credit.
               --------------------------

          Each Letter of Credit: (i) may be either (A) a documentary Letter of Credit in support of trade obligations of the Borrower or a Consolidated Subsidiary or (B) a standby Letter of Credit in support of other Liabilities of the Borrower or a Consolidated Subsidiary, that in the case of either (A) or
(B), arise in the ordinary course of business of the Borrower or such Consolidated Subsidiary, as the case may be, or in connection with any acquisition or disposition of assets not prohibited by the terms of this Agreement; (ii) shall be (A) denominated only in Dollars and (B) in a stated amount of not less than $25,000; (iii) shall have an expiration date occurring not later than the earlier of (A) five Business Days before the RC Termination Date and (B)(1) in the case of a documentary Letter of Credit, six months after the issuance thereof and (2) in the case of a standby Letter of Credit one year after the issuance thereof; provided that standby Letters of Credit may provide
                            --------
that, absent notice to the contrary from the Issuing Bank to the Borrower and the beneficiary thereof, the expiration date shall be automatically extended for successive one-year periods, but not beyond that date that is five Business Days before the RC Termination Date; and (iv) may contain such other terms and conditions as may be approved by the Issuing Bank.

          (c)  Uniform Customs.
               ---------------

          Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

          (d) Limitation on Obligation to Issue Letters of Credit.
              ---------------------------------------------------

          The Issuing Bank shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Bank or any Participating Bank to exceed any limits imposed by, any Applicable Law; provided that the Issuing Bank and each Participating Bank
                --------
hereby agrees to use reasonable efforts to permit such Letter of Credit to be issued within the restrictions of such Applicable Law; and provided, further,
                                                           --------  -------
that the Issuing Bank shall not be deemed to have knowledge that the issuance of any Letter of Credit would exceed any limits imposed by Applicable Law on any Participating Bank unless the Issuing Bank shall have received not less than two and not more than ten Business Days' notice of such fact from such Participating Bank.

     Section 1.08  Manner of Issuance or Amendment of Letters of Credit.
                   ----------------------------------------------------

     (a) The Borrower shall request the issuance or amendment of a Letter of Credit by delivering to the Issuing Bank (with a copy to the Administrative Agent), no later than 10:00 a.m. (New York time) at least five Business Days before the requested date (which shall be a Business Day) of such issuance or amendment, (A) in the case of any such issuance or amendment, a duly completed and executed Application (which shall be irrevocable) for the issuance or amendment of such Letter of Credit; provided that if such Application is
                                    --------
transmitted to the Issuing Bank by telecopy, the original of such Application shall be provided to the Issuing Bank as soon as practicable thereafter but in any event prior to 10:00 a.m. (New York time) on the requested date of issuance or amendment of such Letter of Credit and (B) in the case of any such issuance, if the desired form of Letter of Credit is different from the Issuing Bank's standard form, a copy of such desired form of Letter of Credit.

          (b) Upon receipt by the Issuing Bank of any duly completed and executed Application, and subject to the terms and conditions hereof, the Issuing Bank will process such Application in accordance with its customary procedures and shall issue the Letter of Credit requested thereby on the date requested in such Application by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Bank and the Borrower.

          (c) The Issuing Bank may provide the Borrower with a copy of any proposed Letter of Credit, as well as any other instruments and documents the Issuing Bank deems desirable from time to time, which the Borrower shall promptly examine and, in the event the Borrower has any claim of noncompliance with its instructions or of any discrepancy or other irregularity, the Borrower shall immediately and, in any event no later than, in the case of a proposed Letter of Credit, three Business Days before the requested date of the issuance of such Letter of Credit, and, in the case of any other instruments and documents, the date specified by the Issuing Bank, notify the Issuing Bank thereof in writing, and the Borrower will be conclusively deemed to have waived any such claim against the Issuing Bank and its correspondents unless such immediate notice is given.

          (d) The Issuing Bank shall, on the date of each issuance of a Letter of Credit, give the Administrative Agent, each Participating Bank and the Borrower notice of such issuance, accompanied by a copy to the Administrative Agent and the Borrower of such Letter of Credit.

     Section 1.09  Obligation of Borrower to Reimburse Issuing Bank for
                   ----------------------------------------------------
Drawings.

     (a) The Issuing Bank shall promptly notify (i) the Borrower, the Administrative Agent and each Participating Bank having an LC Participation in any Letter of Credit of its receipt of a drawing request with respect to such Letter of Credit, stating the date and amount of the Drawing requested and, in the case of a Participating Bank, the amount of such Participating Bank's Participating Bank Percentage of such Drawing and (ii) the Borrower of the date and amount of each Drawing made pursuant to such request. The Issuing Bank's failure to give, or delay in giving, any such notice shall not release or diminish the obligations hereunder of the Borrower and each such Participating Bank in respect of such Drawing.

          (b) (i) Drawings shall mature and become due and payable, and shall be repaid to the Issuing Bank by the Borrower in full, together with all amounts payable pursuant to Section 1.09(b)(ii) that are due to the Issuing Bank in connection with such Drawing, no later than 3:00 p.m. on the date the Issuing Bank notifies the Borrower of such Drawing, if such notice is given at or before 11:00 a.m. on such date and, if not, no later than 1:00 p.m. on the next Business Day.

          (ii) Each Drawing shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Base Rate as in effect from time to time plus the applicable Base Rate Margin from the date such Drawing is disbursed by the Issuing Bank to the date such Drawing is reimbursed by the Borrower. Interest on each Drawing shall be payable when such Drawing shall be due (whether at maturity, by reason of acceleration or otherwise).

     Section 1.10  Obligations of Participating Banks.
                   ----------------------------------

          (a)   Acquisition by Participating Banks of LC Participations in
                ----------------------------------------------------------
Letters of Credit.
-----------------

          Upon the issuance of a Letter of Credit, the Issuing Bank shall be deemed to have granted to each Participating Bank (including the Issuing Bank in its capacity as a Bank), and each Participating Bank (including the Issuing Bank in its capacity as a Bank) shall be deemed to have acquired from the Issuing Bank, without further action by any party hereto, for its own account and risk, an undivided interest (each such interest an "LC Participation") in the Issuing
                                              ----------------
Bank's rights under Section 1.09(b) in respect of Drawings under such Letter of Credit to the extent of such Participating Bank's Participating Bank Percentage thereof. A Bank that is a Participating Bank with respect to a Letter of Credit shall remain a Participating Bank with respect to that Letter of Credit notwithstanding its subsequent designation, if any, as a Nonparticipating Bank with respect to any other Letter of Credit.

          (b) Funding by Participating Banks of LC Participations.
              ---------------------------------------------------

          (i) If the Borrower fails to pay to the Issuing Bank in full the principal amount of, together with interest accrued on, a Drawing in accordance with the terms of this Agreement, each Participating Bank that has an LC Participation in such Letter of Credit shall pay to the Issuing Bank, upon demand (a "Funding Demand"), its Participating Bank Percentage of such unpaid
           --------------
amount, in Dollars in funds immediately available to the Issuing Bank at the Administrative Agent's Office, on, if such demand is made not later 3:00 p.m. on a Business Day, such Business Day, and, if not, the next Business Day, together with interest on such amount from the date of the relevant Drawing until such amount is paid in full at, for the first three days, the Federal Funds Rate and, thereafter, the Base Rate.

          (ii) Until payment in full of all amounts required to be paid by it pursuant to Section 1.10(b)(i) in respect of its LC Participation is made by the Participating Bank obligated to make such payments, the Issuing Bank shall hold such Participating Bank's Participating Bank Percentage of all amounts paid by the Borrower in respect of the Drawing relating to such unpaid amount, or in respect of interest thereon, as security for such Participating Bank's obligation to make such payment.

          (c) Subject to Section 1.10(b)(ii), if, at any time after a Funding Demand in respect of a Drawing, the Issuing Bank receives any payment on account of such Drawing (whether directly from the Borrower or otherwise, including proceeds of any collateral applied thereto), or any payment on account of interest thereon, the Issuing Bank shall, subject to Section 1.10(b)(ii), promptly distribute to each Participating Bank with respect to such Drawing its Participating Bank Percentage thereof; provided that in the event that any such
                                       --------
payment received by the Issuing Bank shall be required to be returned by the Issuing Bank, for any reason other than pursuant to an Adjudicated Letter of Credit Claim, such Participating Bank shall return to the Issuing Bank the portion thereof previously distributed by the Issuing Bank to it, but without interest thereon (unless the Issuing Bank is required to pay interest on the amount so returned, in which case the Participating Bank shall be required to pay interest at the same rate).

          (d) (i)  If any Bank Nonparticipation occurs with respect to a Bank,
(A) the Administrative Agent, the Borrower and such Bank agree, if requested by the Borrower, to attempt to locate an Eligible Assignee that will accept the assignment of the Loans, LC Participations, Commitments and other rights and obligations hereunder of such Bank and (B) if such an Eligible Assignee is located, such Bank agrees to assign its interest in its Loans, LC Participations, Commitments and other rights and obligations hereunder to such Eligible Assignee in accordance with
Section 10.10(a), for a purchase price equal to the unpaid principal amount of such Bank's Loans and funded LC Participations, together with interest thereon and fees accrued to the date of payment of such purchase price and all other amounts at such time payable to such Bank under the Loan Documents. If Loans to be so assigned include Eurodollar Rate Loans, the assignment thereof shall occur on the last day of the then-current Interest Periods. If no such assignment is arranged, the Borrower may, if no Default exists, upon ten days' prior notice to such Bank, terminate such Bank's Commitments and thereupon promptly prepay such Bank's Loans and all other amounts payable to such Bank hereunder (including, without limitation, with respect to its LC Participations and Commitments) and cash collateralize its LC Participations; provided that prepayments of
                                          --------
Eurodollar Rate Loans shall(1) be made on the last day of the applicable Interest Periods or (2) if made on a day other than the last day of the applicable Interest Periods, be accompanied by the amount, if any, due with respect thereto under Section 7.04.

          (ii) If, as a result of the existence of a Bank Nonparticipation with respect to any Bank, availability of the RC Commitments is reduced, such Bank shall be deemed to have breached its RC Commitment to the extent of such reduction and, subject to Section 10.13, shall be liable to the Borrower for any damages resulting from such reduction.

     Section 1.11  Absolute, Unconditional and Irrevocable Obligation.
                   --------------------------------------------------

     The obligation of the Borrower to reimburse the Issuing Bank, the Administrative Agent and each Participating Bank for payments made with respect to any Letter of Credit shall be absolute, unconditional and irrevocable, without necessity of presentment, demand, protest, notice of dishonor or notice of intent, and the obligation of each Participating Bank to acquire LC Participations in, and to make payments to the Issuing Bank with respect to Letters of Credit pursuant to Funding Demands, shall be absolute, unconditional and irrevocable. Such obligations of the Borrower and the Participating Banks shall be performed strictly in accordance with the terms hereof (and without any reduction whatsoever, including any reduction or deduction for any set-off, recoupment or counterclaim (whether sounding in tort, contract or otherwise)) under all circumstances including the following circumstances:

          (a) any lack of validity or enforceability of any Letter of Credit, this Agreement or any other Loan Documents or any other agreement;

          (b) the existence of any claim, set-off, defense or other right which the Borrower or any of its Affiliates or any Bank may at any time have against a beneficiary or any transferee of any Letter of Credit (or any Persons or entities for whom any such transferee may be acting), the Administrative Agent, the Issuing Bank, the Swing Line Bank, any Bank or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or therein or any unrelated transaction (including any underlying transaction between the Borrower or any of its Affiliates and the beneficiary for which any Letter of Credit was procured);

          (c) any draft, demand, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (d) payment by the Issuing Bank under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

          (e) the fact that a Default or an Event of Default shall have occurred and be continuing; and

          (f) any other circumstance or happening whatsoever.

     Section 1.12  Limited Liability of the Issuing and Participating Banks.
                   ---------------------------------------------------------

          (a) (i) The Issuing Bank, the Participating Banks and their respective officers, directors, employees and agents shall not be liable or responsible for, and the Borrower hereby waives, releases and agrees not to sue for any Letter of Credit Loan Document Claim, including any claim involving (A) the use which may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (B) the validity, sufficiency or genuineness of documents presented under any Letter of Credit, or any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (C) any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit (except for errors or omissions caused by the Issuing Bank's gross negligence or willful misconduct); (D) subject, in the case of the Issuing Bank, to Section 1.12(b), payment by the Issuing Bank against presentation of documents to the Issuing Bank which do not comply with the terms of the applicable Letter of Credit, including failure of any documents to bear any reference or adequate reference to such Letter of Credit; or (E) any other similar circumstances whatsoever in insuring or failing to insure payment under any Letter of Credit. The Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary unless any beneficiary (or a transferee to whom such Letter of Credit has been transferred in accordance with its terms) and the Borrower shall have notified the Issuing Bank that such documents do not comply with the terms and conditions of such Letter of Credit. The Issuing Bank shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

          (ii) The Borrower assumes all risks of the acts or omissions of any beneficiary and any transferee of any Letter of Credit with respect to its use of such Letter of Credit.

          (b) (i) Notwithstanding Section 1.12(a) (i) but subject to Section 10.13, the Issuing Bank shall be liable to the Borrower for Adjudicated Letter of Credit Claims; provided that notwithstanding any such claim, the Borrower
                  --------
shall make payments under Section 1.09 in the manner but with the effect contemplated by Section 1.18(b).

          (ii) Each Bank shall, ratably in accordance with its RC Commitment, indemnify the Issuing Bank (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except for Adjudicated Letter of Credit Claims) that the Issuing Bank may suffer or incur in connection with this Agreement or any action taken or omitted by the Issuing Bank hereunder.

     Section 1.13  Provisions Not Exclusive; Conflict.
                   ----------------------------------

     The rights and remedies of the Issuing Bank, the Administrative Agent and the Banks under this Agreement in respect of any Letters of Credit are supplemental to, and not in derogation of, any rights and remedies of the Issuing Bank, the Administrative Agent and the Banks under the Applications related to such Letters of Credit and under other Applicable Law. In the event of any conflict between the terms of this Agreement and the terms of any Application, the terms set forth in this Agreement shall control.

     Section 1.14  Reduction or Increase of Commitments.
                   -------------------------------------

          (a)   Optional Reduction of RC Commitments.
                ------------------------------------

          The Borrower may permanently reduce the RC Commitments by giving the Administrative Agent notice (which shall be irrevocable) thereof no later than 10:00 a.m. on the Business Day before the requested date of such reduction, except that (i) no partial reduction of the RC Commitments shall be in an aggregate amount less than $10,000,000 or any integral multiple of $5,000,000 in excess thereof and (ii) no reduction may reduce the RC Commitments to an amount less than the aggregate amount of Exposures at such time. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amount to which such Bank's RC Commitment is to be reduced and shall notify the Issuing Bank of the amount to which the aggregate RC Commitments are to be reduced.

          (b) Mandatory Reduction of RC Commitments.
              -------------------------------------

          The aggregate RC Commitments shall be automatically and permanently reduced in nineteen (19) consecutive quarterly reductions, on successive Payment Dates commencing on September 30, 2000 and with the final reduction to zero on the RC Termination Date. Each such reduction shall be in the amount equal to 5% of the aggregate RC Commitments in effect on June 30, 2000, and the final such reduction shall be in an amount equal to the aggregate RC Commitments then in effect; provided that, at the request of the Borrower as part of the notice to
        --------
the Administrative Agent of an optional reduction of the RC Commitments pursuant to Section 1.14(a) on or after June 30, 2000, any of the scheduled reductions required to be made by Section 1.14(b) shall be reduced by the amount specified in such notice to the Administrative Agent, provided that such reduction shall
                                            --------
not exceed the amount of such optional reduction. The Borrower shall prepay the principal amount of the RC Loans that is in excess of the aggregate amount of the RC Commitments as so reduced on the effective date of such reduction.

          (c) Optional Increase of RC Commitments.
              -----------------------------------

          At any time on or prior to June 30, 2000, the aggregate amount of the RC Commitments may be increased once to an amount not in excess of $1,000,000,000, either by new Banks establishing such additional RC Commitments or by one or more then-existing Banks increasing their RC Commitments (each such increase by either means, a "Commitment Increase," and each such new Bank or
                             -------------------
Bank increasing its RC Commitment, an "Additional Commitment Bank"); provided
                                       --------------------------    --------
that no Default or Event of Default shall exist immediately prior to or after the effective date of such Commitment Increase; and provided, further, that no
                                                    --------  -------
such Commitment Increase shall become effective unless and until the

Borrower and the Additional Commitment Bank shall have executed and delivered an agreement substantially in the form of Exhibit C such Administrative Agent shall
                                       ---------
have consented to such Additional Commitment Bank (which consent shall not be unreasonably withheld or delayed) (a "Commitment Increase Supplement"). On the
                                      ------------------------------
effective date of such Commitment Increase, each Additional Commitment Bank shall pay to each other Bank the purchase price (as determined in accordance with Exhibit D hereto) for an assignment of a portion of such other Banks RC
     ---------
Loans outstanding at such time such that, after giving effect to such assignments, the respective aggregate amount of RC Loans of each Bank (other than the Additional Commitment Bank) shall be in the same proportion to its RC Commitments as immediately preceding such assignment. Upon payment of such purchase price, each other Bank shall be deemed to have sold and made such an assignment to such Additional Commitment Bank, and such Additional Commitment Bank shall be deemed to have purchased and assumed such an assignment from each other Bank, on the terms set forth in Exhibit D hereto. Upon the effectiveness
                                      ---------
of any Commitment Increase, the Borrower shall issue an RC Note to each Additional Commitment Bank (other than an existing Bank).

     Section 1.15  Fees.
                   ----

          (a)   RC Commitment Fee.
                -----------------

          The Borrower shall pay to the Administrative Agent for the account of each Bank a commitment fee at a rate per annum equal to (a) for the period from the Agreement Date to the date three Business Days after the delivery of the financial statements of the Borrower pursuant to Section 5.01(a) for the quarterly period ending September 30, 1998, 0.375% and (b) thereafter, the percentage set forth in the following table opposite the applicable Leverage Ratio for the four fiscal quarters of the Borrower most recently completed on the daily amount by which such Bank's RC Commitment exceeds the sum of (i) the aggregate unpaid principal amount at such time of the RC Loans of such Bank and
(ii) the aggregate at such time of the Letter of Credit Amounts of such Bank, for each day from the Agreement Date through the RC Termination Date, payable on successive Payment Dates, on the RC Termination Date and on the date of any reduction of such RC Commitments (to the extent accrued and unpaid on the amount of such reduction):


                                                        Applicable RC Commitment
                Leverage Ratio                               Fee Percentage
--------------------------------------------    --------------------------------------------
    greater than or equal to 5.00 : 1.00                                           0.375%
    less than     5.00 : 1.00  but greater than or equal to 3.00 : 1.00            0.250%
    less than     3.00 : 1.00                                                      0.200%

     Not later than three Business Days after receipt by the Administrative Agent of the financial statements required to be delivered pursuant to Section 5.01(a) or (b) for any fiscal quarter of the Borrower, the Administrative Agent shall determine the Leverage Ratio for the applicable period and shall promptly notify the Borrower and the Banks of such determination and of any change in the commitment fee payable hereunder resulting therefrom; provided that if such
                                                      --------
financial statements are not delivered on or prior to the date when due, during the period from the date when due to the date that is three Business Days after such financial statements are so delivered, the commitment fee payable hereunder shall be at a rate per annum equal to 0.375%. Any change in the commitment fee (other than one pursuant to the proviso to the immediately preceding sentence)
                                -------
shall be effective as of the date the Administrative Agent so notifies the Borrower and the Banks and such new commitment fees shall continue in effect until the effective date of the next redetermination in accordance with this Section, and shall not be retroactive. Each determination of the Leverage Ratio and commitment fees by the Administrative Agent in accordance with this Section shall be conclusive and binding on the Borrower and the Banks absent manifest error.

          (b)  Letter of Credit Fees.
               ---------------------

          (i)   Issuing Bank Fees.
                -----------------

          The Borrower shall pay to the Issuing Bank, for its own account (A) at the time of (x) the issuance of each Letter of Credit and (y) any extension of the expiry date of such Letter of Credit, an issuing bank fee equal to the greater of (1) 0.15% of the face amount of such Letter of Credit and (2) $5,000 and (B) from time to time, such normal and customary charges, fees, commissions, costs and expenses as are incurred or charged by the Issuing Bank in issuing, re-confirming, effecting payment under, amending, transferring or otherwise administering any Letter of Credit.

               (ii)  Participating Bank Fees.
                     -----------------------

          The Borrower shall pay to the Administrative Agent for the respective accounts of the Participating Banks having LC Participations in any Letters of Credit, a letter of credit fee in an amount per annum equal to the applicable Eurodollar Rate Margin on the daily Letter of Credit Amount of each such Participating Bank. Such fee shall be payable on successive Payment Dates (commencing with the first Payment Date occurring after the issuance of each Letter of Credit) and on the date on which each Letter of Credit expires (whether or not such date would otherwise be a Payment Date).

     Section 1.16  Computation of Interest and Fees.
                   --------------------------------

     Interest calculated on the basis of the Eurodollar Rate or the Federal Funds Rate shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed. Interest calculated on the basis of the Prime Rate, fees payable pursuant to Section 1.15 and, unless otherwise agreed by the Borrower and the Administrative Agent, Agreed Rate Loans, shall be computed on the basis of a year of 365 or 366 days, as applicable, and paid for the actual number of days elapsed. Interest for any period shall be calculated from and including the first day thereof to but excluding the last day thereof.

     Section 1.17  Evidence of Indebtedness.
                   ------------------------

     Each Bank's Loans (including the Swing Line Bank) and the Borrower's obligation to repay such Loans with interest in accordance with the terms of this Agreement shall be evidenced by this Agreement, the records of such Bank and (a) in the case of Term A Loans, a single Term A Note payable to the order of such Bank which, subject to Section 10.20, may be a Registered Note, (b) in the case of Term B Loans, a single Term B Note payable to the order of such Bank which, subject to Section 10.20, may be a Registered Note, (c) in the case of RC Loans, a single RC Note payable to the order of such Bank which, subject to
Section 10.20, may be a Registered Note and (d) in the case of Swing Loans, a Swing Loan Note payable to the order of the Swing Line Bank. The records of each Bank shall, absent manifest error, be prima facie evidence of such Bank's Loans and accrued interest thereon and of all payments made in respect thereof. Drawings, Contingent Reimbursement Obligations and LC Participations, and the Borrower's obligations to repay Drawings with interest in accordance with the terms of this Agreement and to prepay Contingent Reimbursement Obligations, shall be evidenced by this Agreement and the records of the Issuing Bank. The records of the Issuing Bank shall, absent manifest error, be prima facie evidence of, with respect to each Letter of Credit, the amount of Drawings. Swing Line Participations shall be evidenced by this Agreement, the participation certificates furnished by the Swing Line Bank pursuant to Section 1.05(b)(ii)(A), if any, and the records of the Swing Line Bank.

     Section 1.18  Payments by the Borrower.
                   ------------------------

          (a)  Time, Place and Manner.
               ----------------------
          All payments due to the Administrative Agent under the Borrower Loan Documents shall be made to the Administrative Agent at the Administrative Agent's Office or at such other address as the Administrative Agent may designate by notice to the Borrower. All payments due to the Issuing Bank under the Borrower Loan Documents by the Borrower or any Bank shall be made to the Issuing Bank at the Issuing Bank's Office or to such other Person or at such other address as the Issuing Bank may designate by notice to the Borrower or such Bank, as the case may be. All payments due to any Bank under the Borrower Loan Documents shall, in the case of payments by the Borrower on account of principal of or interest on the Loans (including Swing Loans, so long as the Bank that is the Swing Line Bank is also the Administrative Agent) or fees be made to the Administrative Agent at the Administrative Agent's Office and in the case of all other payments (including payments of principal of, and interest on, Swing Loans, if the Bank that is the Swing Line Bank is not the Administrative Agent), be made directly to such Bank at its Domestic Lending Office or such other address as such Bank may designate. All payments due to any Bank under the Borrower Loan Documents, whether made to the Administrative Agent or directly to such Bank, shall be made for the account of, in the case of payments in respect of Eurodollar Rate Loans, such Bank's Eurodollar Lending Office and, in the case of all other payments, such Bank's Domestic Lending Office. A payment, other than a payment on account of a Drawing, shall not be deemed to have been made on any day unless such payment is received by the required Person, at the required place of payment, in Dollars in funds immediately available to the Administrative Agent at such place, no later than 12:00 noon on such day. A payment on account of a Drawing shall not be deemed to have been made on any day unless such payment is received by the Issuing Bank at the required place of payment, in Dollars in funds immediately available to the Issuing Bank at such place, no later than, in the case of payments by the Borrower, the times specified in Section 1.09(b)(i) and, in the case of payments by a Bank, the times specified in Section 1.10(b).

          (b)  No Reductions.
               -------------

          All payments due to the Administrative Agent, the Issuing Bank or any Bank under the Borrower Loan Documents, and all other terms, conditions, covenants and agreements to be observed and performed by the Borrower thereunder, all payments due to the Issuing Bank by a Bank and all payments due to the Swing Line Bank by a Bank, shall be made, observed or performed by the Borrower or such Bank, as the case may be, without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim (whether sounding in tort, contract or otherwise) or Tax, except in the case of payments by the Borrower, subject to Section 1.20, for any withholding or deduction for Taxes required to be withheld or deducted under Applicable Law; provided that no payment by any Person to another Person shall
                --------
constitute a waiver or release by the Person making such payment of any right it may have against the Person receiving such payment.

          (c)  Extension of Payment Dates.
               --------------------------

          Whenever any payment to the Administrative Agent, the Issuing Bank, the Swing Line Bank or any Bank under the Borrower Loan Documents would otherwise be due (except by reason of acceleration) on a day that is not a Business Day, or, in the case of payments of the principal of Eurodollar Rate Loans, a Eurodollar Business Day, such payment shall instead be due on the next succeeding Business or Eurodollar Business Day, as the case may be, unless, in the case of a payment of the principal of a Eurodollar Rate Loan, such extension would cause payment to be due in the next succeeding calendar month, in which case such due date shall be advanced to the next preceding Eurodollar Business Day. If the date any payment under the Borrower Loan Documents is due is extended (whether by operation of any Borrower Loan Document, Applicable Law or otherwise), such payment shall bear interest for such extended time at the rate of interest applicable hereunder.

     Section 1.19  Distribution of Payments by the Administrative Agent.
                   ----------------------------------------------------

          (a) The Administrative Agent shall promptly distribute to each Bank its ratable share of each payment received by the Administrative Agent under the Loan Documents for the account of the Banks by credit to an account of such Bank at the Administrative Agent's Office or by wire transfer to an account of such Bank at an office of any other commercial bank located in the United States of America.

          (b) Unless the Administrative Agent shall have received notice from the applicable Loan Party prior to the date on which any payment is due to the Banks under the Loan Documents that such Loan Party will not make such payment in full, the Administrative Agent may assume that such Loan Party has made such payment in full to the Administrative Agent on such date and the Administrative Agent in its sole discretion may, in reliance upon such assumption, cause to be distributed to each Bank on such due date a corresponding amount with respect to the amount then due such Bank. If and to the extent such Loan Party shall not have so made such payment in full to the Administrative Agent and the Administrative Agent shall have so distributed to any Bank a corresponding amount, such Bank shall, on demand, repay to the Administrative Agent the amount so distributed together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Base Rate.

     Section 1.20  Taxes.
                   -----

          (a)  Taxes Payable by the Borrower.
               -----------------------------

          If under Applicable Law any Tax is required to be withheld or deducted from, or is otherwise payable by the Borrower in connection with, any payment to the Administrative Agent, the Issuing Bank, the Swing Line Bank or any Bank under the Loan Documents, the Borrower (A) shall (1) if so required, withhold or deduct the amount of such Tax from such payment and, in any case, pay such Tax to the appropriate taxing authority in accordance with Applicable Law and (2) indemnify the Administrative Agent, the Issuing Bank, the Swing Line Bank or such Bank in accordance with the provisions of Section 10.02(a) against its failure so to do and (B) shall pay to the Administrative Agent, the Issuing Bank, the Swing Line Bank or such Bank such additional amounts as may be necessary so that the net amount received by the Administrative Agent, the Issuing Bank, the Swing Line Bank or such Bank with respect to such payment, after withholding or deducting all Taxes required to be withheld or deducted, is equal to the full amount payable under the Loan Documents less any Bank Taxes required to be withheld or deducted, or otherwise payable by the Borrower. If any Tax is withheld or deducted from, or is otherwise payable by the Borrower in connection with, any payment payable to the Administrative Agent, the Issuing Bank, the Swing Line Bank or any Bank under the Loan Documents, the Borrower shall, as soon as possible after the date of such payment, furnish to the Administrative Agent, the Issuing Bank, the Swing Line Bank or such Bank the original or a certified copy of a receipt for such Tax from the applicable taxing authority. If any payment due to the Administrative Agent, the Issuing Bank, the Swing Line Bank or any Bank under the Loan Documents is or is expected to be made without withholding or deducting therefrom, or otherwise paying in connection therewith, any Tax payable to any taxing authority, the Borrower shall, within 30 days after any request from the Administrative Agent, furnish to the Administrative Agent a certificate from such taxing authority, or an opinion of counsel acceptable to the Administrative Agent, in either case stating that no Tax payable to such taxing authority was or is, as the case may be, required to be withheld or deducted from, or otherwise paid by the Borrower in connection with, such payment.

          (b) Taxes Payable by the Administrative Agent, the Issuing Bank or any
              ------------------------------------------------------------------
Bank.
----

          The Borrower shall, promptly upon request by the Administrative Agent, the Issuing Bank, the Swing Line Bank or any Bank for the payment thereof, pay to the Administrative Agent, the Issuing Bank, the Swing Line Bank or such Bank
(A) all Taxes (other than Bank Taxes) payable by the Administrative Agent, the Issuing Bank or such Bank with respect to any payment due to the Administrative Agent, the Issuing Bank, the Swing Line Bank or such Bank under the Loan Documents and (B) all Taxes payable by the Administrative Agent, the Issuing Bank, the Swing Line Bank or such Bank as a result of payments made by the Borrower (whether made to a taxing authority or to the Administrative Agent, the Issuing Bank or such Bank) pursuant to this Section 1.20(b).

          (c) Exemption from U.S. Withholding Taxes.
              -------------------------------------

          There shall be submitted to the Borrower and the Administrative Agent
(A) on or before the first date that interest or fees are payable to such Bank under the Loan Documents, (1) if at the time the same are applicable (aa) by each of the Issuing Bank and the Swing Line Bank if it is not, and by each Bank that is not, a United States Person, two duly completed and signed copies of Internal Revenue Service Form 1001 or 4224, in either case entitling such Person to a complete exemption from withholding of any United States federal income taxes on all amounts to be received by such Person under the Loan Documents or
(bb) by each of the Issuing Bank and the Swing Line Bank if it is, and by each Bank that is, a Non-US Bank (x) a duly completed Internal Revenue Service Form W-8 and (y) a certification in the form of Schedule 1.20(c) that such Person is
                                           ----------------
a Non-US Bank or (2) if at the time any of the foregoing are inapplicable, duly completed and signed copies of such form, if any, as entitles such Person to exemption from withholding of United States federal income taxes to the maximum extent to which such Person is then entitled under Applicable Law and (B) from time to time thereafter, prior to the expiration or obsolescence of any previously delivered form or upon any previously delivered form becoming inaccurate or inapplicable, such further duly completed and signed copies of such form, if any, as entitles such Person to exemption from withholding of United States federal income taxes to the maximum extent to which such Person is then entitled under Applicable Law. Each such Person shall promptly notify the Borrower and the Administrative Agent if (A) it is required to withdraw or cancel any form or certificate previously submitted by it or any such form or certificate has otherwise become ineffective or inaccurate or (B) payments to it are or will be subject to withholding of United States federal income taxes to a greater extent than the extent to which payments to it were previously subject. Upon the request of the Borrower or the Administrative Agent, each such Person that is a United States Person shall from time to time submit to the Borrower and the Administrative Agent a certificate to the effect that it is such a United States Person and a duly completed Internal Revenue Service Form W-9 (and from time to time thereafter, any appropriate form that identifies such Person as a United States Person, as required under Applicable Law).

          (d)  Limitations.
               -----------

          Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to pay any additional amount in respect of withholding taxes pursuant to this Section 1.20 to any Bank (A) in respect of any Bank Tax, (B) except to the extent such Taxes are required to be withheld as a result of (1) in the case of a Person that is a Bank on the Agreement Date, a Regulatory Change Enacted after the Agreement Date and (2) in the case of a Person that becomes a Bank after the Agreement Date, a Regulatory Change Enacted after such Person becomes a Bank or (C) to the extent such withholding is required because such Bank has failed (x) to submit any form or certificate that it is required to submit pursuant to Section 1.20(c) or (y) in the case of a Bank that is a Non-US Bank, to cause its Notes to be issued as Registered Notes.

     Section 1.21  Pro Rata Treatment.
                   ------------------

     Except to the extent otherwise provided herein, (a) Term A Loans, Term B Loans, Term B Loans and RC Loans of each Type to be made on any day shall be made by the Banks pro rata in accordance with their respective Term A Commitments, Term B Commitments or RC Commitments, as the case may be, (b) Term A Loans, Term B Loans and RC Loans of the Banks shall be converted and continued pro rata in accordance with their respective amounts of Term Loans or RC Loans, as the case may be, of the Type and, in the case of Eurodollar Rate Loans, having the Interest Period being so converted or continued, (c) each reduction in the Term A Commitments, Term B Commitments or the RC Commitments shall be made pro rata in accordance with the respective amounts thereof, (d) each payment of the principal of or interest on the Term A Loans, Term B Loans, RC Loans or of fees (other than Issuing Bank fees pursuant to Section 1.15(b)(i) and Participating Bank fees payable pursuant to Section 1.15(b)(ii)) shall be made for the account of the Banks pro rata in accordance with the respective amounts thereof then due and payable and (e) each payment of Participating Bank fees payable with respect to a Letter of Credit pursuant to Section 1.15(b)(ii) shall be made for the account of the Participating Banks having LC Participations in such Letter of Credit pro rata in accordance with their respective Letter of Credit Amounts with respect to such Letter of Credit.

                                   ARTICLE 2
                                   ---------


                        CONDITIONS TO CREDIT EXTENSIONS
                        -------------------------------

     Section 2.01  Conditions to Initial Credit Extension.
                   --------------------------------------

     The obligation of each Bank, including the Swing Line Bank, to make its initial Loan (or, if no Loans have been made at such time, the obligation of the Issuing Bank to issue the initial Letter of Credit) is subject to the determination of the Administrative Agent, in its reasonable discretion, that each of the following conditions has been fulfilled:

          (a) the Administrative Agent shall have received each of the following, in form and substance and, in the case of the materials referred to in clauses (i), (ii), (iii), (vi) and (xvii), certified in a manner satisfactory to it:

             (i) a certificate of the Secretary, an Assistant Secretary or other officer acceptable to the Administrative Agent of each Loan Party, dated the requested date for the making of such Credit Extension substantially in the form of Schedule 2.01(a)(i), to which shall be attached copies of the
                 -------------------
     resolutions (or in the case of MAC Inc. and

     SOFTBANK Corp. the minutes) and by-laws (or in the case of MAC Inc. and SOFTBANK Corp. the Articles of Incorporation) referred to in such certificate;

             (ii) a copy of the certificate of incorporation of each Loan Party and each Subsidiary the capital stock of which is pledged pursuant to any Pledge Agreement, that is a corporation (or in the case of MAC Inc. and SOFTBANK Corp., the Commercial Register) certified, as of a recent date, by the Secretary of State, the Legal Affairs Bureau or other appropriate official of such Person's jurisdiction of incorporation;

             (iii) a good standing certificate with respect to each Loan Party and each Subsidiary the capital stock of which is pledged pursuant to any Pledge Agreement, that is a corporation, issued as of a recent date by the Secretary of State or other appropriate official of such Person's jurisdiction of incorporation, together with a telegram from such Secretary of State or other official, updating the information in such certificate;

             (iv) opinions of counsel for each Loan Party, in form and substance and from counsel satisfactory to, and with respect to the jurisdictions required by, the Administrative Agent, dated the requested date for the making of such Credit Extension;

             (v) a certificate of the President or Chief Financial Officer of the Borrower, dated the requested date for the making of such Credit Extension, setting forth the manner and degree of detail in which the Borrower will make the calculations required by paragraph 3 of Schedule
                                                                    --------
     5.01(b);
     -------

             (vi) a copy of each Governmental Approval, Governmental Registration and other consent or approval listed on Schedule 3.03;
                                                          -------------

             (vii) completed Schedules 3.02, 3.03, 3.06, 4.05, 4.06, 4.07, 4.11,
                             --------------  ----  ----  ----  ----  ----  ----
     4.12 and 9.01;
     ----     ----

             (viii)  a duly executed Term A Note to the order of each Bank;

             (ix) a duly executed Term B Note to the order of each Bank;

             (x) a duly executed RC Note to the order of each Bank;

             (xi) a duly executed Swing Loan Note to the order of the Swing Line Bank;

             (xii) a duly executed copy of each Subordination Agreement;

             (xiii) a duly executed Pledge Agreement delivered by the Borrower and each Subsidiary that is a United States Person owning Capital Securities of any other Subsidiary that is not a Non-Material Subsidiary and is either a United States Person or ZD Holdings (UK) Ltd. (subject in the case of ZD Holdings (UK) Ltd. to the provisio in clause (a)(i) of
     Section 4.05), and a certificate of a Responsible Officer of the Borrower certifying that all Subsidiaries whose Capital Securities are not pledged pursuant to a Pledge Agreement as of the Agreement Date are Non-Material Subsidiaries;

             (xiv) either (A) such duly executed UCC-1 financing statements and other documents as the Administrative Agent may request, the filing or recordation of which is necessary or appropriate in the Administrative Agent's determination to create or perfect a security interest in the Collateral under Applicable Law or (B) evidence of the filing or recordation of the same in such offices as the Administrative Agent shall have specified;

             (xv) such instruments and other documents as the Administrative Agent may request, the execution, delivery, filing or possession of which is necessary or appropriate in the Administrative Agent's determination to create or perfect a security interest in the Collateral under Applicable Law, including but not limited to share certificates and stock powers duly executed in blank with respect to the Capital Securities subject to the Security Interest;

             (xvi) such instruments of termination, release and discharge and all other documents, including UCC-3 financing statements, as the Administrative Agent may request, the delivery of which is necessary or appropriate in the Administrative Agent's determination to effect the termination of all Liens to which Section 4.07 is applicable other than Permitted Liens, and such judgment and lien searches as shall be reasonably required by the Administrative Agent;

             (xvii) a copy of each of the Registration Statement, the Indenture and the Affiliate Note, each in form and substance and certified in a manner satisfactory to the Administrative Agent; and

             (xviii) such additional materials as any Reviewing Agent may have requested pursuant to Section 5.01(d);

          (b) the Administrative Agent shall be satisfied that, prior to or substantially simultaneously with the Credit Extensions requested to be made on such date, (i) all outstanding Predecessor Indebtedness will be repaid in full,
(ii) all commitments for the making of loans or extensions of credit under each Contract evidencing Predecessor Indebtedness will terminate and (iii) all promissory notes evidencing loans or extensions of credit under each Contract evidencing Predecessor Indebtedness shall be delivered to the Borrower;

          (c) the Offering shall have been, or shall be simultaneously, consummated as described in the Registration Statement, and the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that such issuance shall have resulted in a gross cash proceeds of not less than $400,000,000;

          (d) Subordinated Notes shall have been, or shall be simultaneously, sold by the Borrower in accordance with the terms of the Indenture and the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that the aggregate principal amount of Subordinated Notes so sold were not less than $250,000,000;

          (e) the Reorganization shall have been, or shall be simultaneously, consummated, and the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that the Reorganization shall have been consummated, in all material respects in accordance with the description thereof in the Registration Statement;

          (f) the acceptance by CT Corporation System of its appointment as "Process Agent" under each Subordination Agreement that requires such appointment;

          (g) the Administrative Agent shall have received copies, certified in a manner satisfactory to it, of all notes, bonds, debentures and other instruments and securities that evidence Indebtedness of the Borrower listed on
Schedule 4.05, and all Contracts under which such Indebtedness is issued or
-------------
which otherwise relate to such Indebtedness; and

          (h) the Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower certifying that the funds available to the Borrower on the Agreement Date, and that are referred to under the heading "Use of Proceeds" in the Registration Statement, have been or shall be applied substantially as set forth under such heading.

     Section 2.02  Conditions to Each Loan.
                   -----------------------

     The obligation of each Bank, including the Issuing Bank and the Swing Line Bank, to make each Credit Extension, including its initial Credit Extension (other than, unless a Bankruptcy Default exists, RC Loans to be made pursuant to a request under Section 1.04(d) or Section 1.05(b)(i)), is subject to each of the following conditions:

          (a) such Bank shall have received a notice of or request for a borrowing, or an Application for the issuance of a Letter of Credit, with respect to such Credit Extension complying with the requirements of Section 1.02 or Section 1.08, as the case may be;

          (b) each Loan Document Representation and Warranty shall be true and correct at and as of the time such Credit Extension is to be made, both with and without giving effect to such Credit Extension and all other Credit Extensions to be made at such time and to the application of the proceeds thereof; and

          (c) no Default shall exist at the time such Credit Extension is to be made or would result from the making of such Credit Extension and all other simultaneous Credit Extensions to be made at such time or from the application of the proceeds thereof.

     Except to the extent that the Borrower shall have disclosed in the applicable notice of borrowing or Application, or in a subsequent notice given to the Administrative Agent prior to 5:00 p.m. on the Business Day before the requested date for the making of the requested Credit Extension, that a condition specified in clause (b) or (c) above will not be fulfilled as of the requested time for the making of such Credit Extension, the Borrower shall be deemed to have made a Representation and Warranty as of the time of the making of such Credit Extension that the conditions specified in such clauses have been fulfilled as of such time. No such disclosure by the Borrower that a condition specified in clause (b) or (c) above will not be fulfilled as of the requested time for the making of the requested Credit Extension shall affect the right of each Bank, the Swing Line Bank or the Issuing Bank, as the case may be, to not make the Credit Extension requested to be made by it if, in such Person's determination, such condition has not been fulfilled at such time.

                                   ARTICLE 3
                                   ---------


                     CERTAIN REPRESENTATIONS AND WARRANTIES
                     --------------------------------------

     In order to induce each Bank, the Swing Line Bank and the Issuing Bank to enter into this Agreement and to make each Credit Extension requested of it, the Borrower represents and warrants as follows:

     Section 3.01  Organization; Power; Qualification.
                   ----------------------------------

     The Borrower and each Consolidated Subsidiary are legal entities, duly organized, validly existing and in good standing under the laws of their respective jurisdictions of formation, have the power and authority to own their respective properties and to carry on their respective businesses as now being and hereafter proposed to be conducted and are duly qualified and in good standing as foreign entities, and are authorized to do business, in all jurisdictions in which the character of their respective properties or the nature of their respective businesses requires such qualification or authorization, except for qualifications and authorizations the lack of which, singly or in the aggregate, has not had and could not reasonably be expected to have a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole.

     Section 3.02  Subsidiaries.
                   ------------

     Schedule 3.02 sets forth, as of the Agreement Date, all of the Subsidiaries
     -------------
of the Borrower, their jurisdictions of formation, the percentages of the various classes of their Capital Securities owned by the Borrower or any Subsidiary and which Subsidiaries are Consolidated Subsidiaries. The Borrower or a Subsidiary, as the case may be, has the unrestricted right to vote, and (subject to limitations imposed by Applicable Law) to receive dividends and distributions on, all Capital Securities indicated on Schedule 3.02 as owned by
                                                      -------------
the Borrower or such Subsidiary. All such Capital Securities have been duly authorized and issued and are fully paid and nonassessable.

     Section 3.03  Authorization; Enforceability; Required Consents; Absence of
                   ------------------------------------------------------------
Conflicts.
---------

The Borrower and each Loan Party has the power, and has taken all necessary action (including, if a corporation, any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with their respective terms the Loan Documents to which it is a party and, in the case of the Borrower, to borrow hereunder in the unused amount of the Commitments and to have Letters of Credit issued for its accounts in an amount not exceeding the LC Sublimit. This Agreement has been, and each of the other Loan Documents to which the Borrower or any Loan Party is a party when delivered to the Administrative Agent will have been, duly executed and delivered by the Borrower and each Loan Party that is a party thereto and is, or when so delivered will be, a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance in accordance with their respective terms by the Borrower and the Loan Parties of the Loan Documents to which they are parties, and each borrowing hereunder, whether or not in the amount of the unused Commitments and the issuance of each Letter of Credit hereunder, whether or not up to the LC Sublimit, do not and (absent any change in any Applicable Law or applicable Contract) will not (a) require any Governmental Approval, Governmental Registration or any other consent or approval, including any consent or approval of the stockholders or partners, as the case may be, of the Borrower or any Loan Party, other than Governmental Approvals, Governmental Registrations and other consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack, are in full force and effect and, in the case of any such required under any Applicable Law or Contract as in effect on the Agreement Date, are listed on Schedule 3.03 or
                                                           -------------
(b) violate, conflict with, result in a breach of, constitute a default under or result in or require the creation of any Lien (other than the Security Interest) upon any assets of the Borrower or any Affiliate under (i) any Contract to which the Borrower or any Affiliate is a party or by which the Borrower or any Affiliate or any of their respective properties may be bound or (ii) any Applicable Law.

     Section 3.04  Affiliate Indebtedness and Investments.
                   ---------------------------------------

          (a)   Schedule 4.05 sets forth (i) all Affiliate Indebtedness of the
                -------------
Borrower outstanding on the Agreement Date in an original aggregate principal amount equal to $1,000,000 or more, (ii) all other Indebtedness of the Borrower and the Consolidated Subsidiaries outstanding on the Agreement Date in an original aggregate principal amount equal to $1,000,000 or more and (iii) each such Person that such Indebtedness is payable to or the indenture or similar instrument under which such Indebtedness was issued.

          (b) Schedule 4.11 sets forth all Investments of the Borrower and the
              -------------
Consolidated Subsidiaries outstanding on the Agreement Date the Investment Amount of which is equal to $1,000,000 or more.

     Section 3.05  Taxes.
                   -----

          (a) The Borrower and each Consolidated Subsidiary has timely filed all Tax returns required to have been filed by them under Applicable Law (taking into account any extension of time in which to file) except for returns (other than U.S. federal income tax returns) which show or when completed would show a liability for Taxes less than $250,000, (b) all such filed returns correctly reflect the facts concerning the income, business, assets, properties, operations, activities and status of the Borrower and each Consolidated Subsidiary, (c) the Borrower and each Consolidated Subsidiary has timely paid all Taxes (except for Taxes the failure of timely payment of which does not contravene Section 4.01) that are shown as due on such filed returns or that have been assessed against them and (d) to the extent required by Generally Accepted Accounting Principles, reserved against all Taxes that are payable by it but are not yet due or that are due and payable by it or have been assessed against it but have not yet been paid.

     Section 3.06  Litigation.
                   ----------

     Except as set forth on Schedule 3.06, there are not, in any court or before
                            -------------
any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits or proceedings pending or threatened (nor, to the knowledge of the Borrower or any Subsidiary is there any basis therefor) against or in any other way relating to or affecting (a) the validity or enforceability of any Loan Document or (b) the Borrower or any Subsidiary or any of their respective businesses or properties, except actions, suits or proceedings that could not reasonably be expected to be adversely determined and that, in the case of those pending against the Borrower or any Subsidiary, if adversely determined, could not reasonably be expected to have, singly or in the aggregate, a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole.

     Section 3.07  Burdensome Provisions.
                   ---------------------

     Neither the Borrower nor any Subsidiary is a party to or bound by any Contract or Applicable Law, compliance with which could reasonably be expected to have a Materially Adverse Effect on (a) the Borrower and the Consolidated Subsidiaries taken as a whole or (b) any Loan Document.

     Section 3.08  No Adverse Change or Event.
                   --------------------------

     Since December 31, 1997, no change in the business, assets, Liabilities, financial condition, results of operations or business prospects of the Borrower or any Consolidated Subsidiary has occurred, and no event has occurred or failed to occur, that has had or could reasonably be expected to have, either alone or in conjunction with all other such changes, events and failures, a Materially Adverse Effect on (a) the Borrower and the Consolidated Subsidiaries taken as a whole or (b) any Loan Document. Such an adverse change may have occurred, and such an event may have occurred or failed to occur, at any particular time notwithstanding the fact that at such time no Default shall exist.

     Section 3.09  Guarantors.
                   ----------

     As of the Agreement Date, the Guarantors listed on Schedule 9.01 are all of
                                                        -------------
the Wholly Owned Subsidiaries of the Borrower that are United States Persons.

     Section 3.10  Investment Company Act.
                   ----------------------

     Neither the Borrower nor any Consolidated Subsidiary is an "investment company" or a Person "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940.

     Section 3.11  Registration Statement.
                   ----------------------

     The Registration Statement does not contain any misstatement of a material fact or omit any statement of a material fact necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                   ARTICLE 4
                                   ---------


                               CERTAIN COVENANTS
                               -----------------

     From the Agreement Date and until the Repayment Date,
A.  The Borrower shall and shall cause each Consolidated Subsidiary to:
--  ------------------------------------------------------------------

     Section 4.01  Preservation of Existence and Properties, Scope of Business,
                   ------------------------------------------------------------
Compliance with Law, Payment of Taxes and Claims, Preservation of
-----------------------------------------------------------------
Enforceability.

          (a) Preserve and maintain its corporate or partnership existence, as the case may be, and all of its other franchises, licenses, rights and privileges, (b) preserve, protect and obtain all Intellectual Property, and preserve and maintain in good repair, working order and condition all other properties, required for the conduct of its business, (c) comply with Applicable Law, (d) pay or discharge when due all Taxes (other than Taxes that are the subject of a good faith contest as to the fact or the amount of liability and, to the extent required by Generally Accepted Accounting Principles, have been reserved against on the books of the Person that has failed to discharge such
Tax) and all Liabilities that are or might become Liens on any of its properties and (e) take all action and obtain all consents and Governmental Approvals and make all Governmental Registrations required so that its obligations under the Loan Documents will at all times be legal, valid and binding and enforceable in accordance with their respective terms, except that this Section 4.01 (other than clauses (a), insofar as it requires any Person to preserve its corporate or partnership existence and (e)) shall not apply in any circumstance where noncompliance, together with all other noncompliances with this Section 4.01, could not reasonably be expected to have a Materially Adverse Effect on (x) the Borrower and the Consolidated Subsidiaries taken as a whole,
(y) any Loan Document or (z) the Collateral.

     Section 4.02  Insurance.
                   ---------

     Maintain insurance with responsible insurance companies against at least such risks and in at least such amounts as is customarily maintained by similar businesses, or as may be required by Applicable Law.

     Section 4.03  Use of Proceeds.
                   ---------------

     Use (a) the proceeds of the Loans only for (i) the repayment of Drawings together with interest thereon, (ii) the repayment of Swing Loans, (iii) the refinancing of Predecessor Indebtedness and (iv) the general corporate purposes of the Borrower, including any acquisition or disposition of assets not prohibited by the terms of this Agreement, and (b) the Letters of Credit only for the purposes specified in Section 1.07(b). None of the proceeds of any of the Loans and none of the Letters of Credit, directly or indirectly, shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock. If requested by any Bank, the Borrower shall complete and sign Part I of a copy of Federal Reserve Form U-1 referred to in Regulation U and deliver such copy to such Bank.

     Section 4.04  Subsidiaries and Wholly Owned Subsidiaries.
                   -------------------------------------------

          (a)   Subsidiaries.
                ------------

          Within five Business Days after the date the Borrower or any Subsidiary forms or acquires any new Subsidiary that is not a Non-Material Subsidiary, and with respect to a Subsidiary that ceases to be a Non-Material Subsidiary, promptly after such Subsidiary ceases to be a Non-Material Subsidiary, (i) grant to the Secured Party a fully perfected security interest, not subject to any prior Lien, in all of the Capital Securities owned by the Borrower or any of its Subsidiaries, as the case may be, of any such Subsidiary, as security for the Secured Obligations, provided that if such Subsidiary is not
                                         --------
a United States Person, such security interest shall be granted in no more than 65% of the outstanding Capital Securities of such Subsidiary; without limiting the generality of the foregoing, such requirement shall include (A) delivery to the Secured Party of executed stock pledge agreements in form and substance reasonably satisfactory to the Secured Party in respect of such Capital Securities, (B) the delivery to the Secured Party of the stock certificates (if any) evidencing such Capital Securities, together with any appropriate stock powers duly executed in blank, (C) the delivery to the Administrative Agent of an opinion of counsel to Borrower and relevant Subsidiaries as to such matters as the Administrative Agent may reasonably request, (D) the delivery to the Secured Party of charter documents and authorizing resolutions of the Borrower and the relevant Subsidiaries and (E) the taking of such other action by the Borrower and any Subsidiaries (including, without limitation, the obtaining of any required consents) as the Administrative Agent may reasonably request in connection with the grant to the Secured Party of an effective and fully perfected security interest, not subject to any prior Lien, in such Capital Securities, and (F) such certificates, resolutions, legal opinions, copies of filings and notices and other materials, relating to such new Subsidiary, the documents referred to above and the actions required thereunder, as the Secured Party may reasonably request; provided that if a Default shall exist, the Administrative Agent may,
         --------
in its sole and absolute discretion, require that the Borrower and each Consolidated Subsidiary comply with the requirements of this Section 4.04(a) with respect to the Capital Securities of any Subsidiary that is a Non-Material Subsidiary.

          (b)  Wholly Owned Subsidiaries.
               -------------------------

          On or prior to the date that the Borrower or any Consolidated Subsidiary forms or acquires any new Wholly Owned Subsidiary that is a United States Person or any existing Subsidiary of the Borrower becomes a Wholly Owned Subsidiary that is a United States Person, and promptly after any Wholly Owned Subsidiary that is a United States Person ceases to be a Non-Material Subsidiary, deliver to the Administrative Agent a Guarantor Supplement executed by such Wholly Owned Subsidiary; provided that such Wholly Owned Subsidiary is
                                 --------
not a Non-Material Subsidiary; and provided, further, that if a Default shall
                                   --------  -------
exist, the Administrative Agent may, in its sole and absolute discretion, require that any Wholly Owned Subsidiary comply with the requirements of this
Section 4.04(b) notwithstanding the immediately preceding proviso.

B.  The Borrower shall not, and shall not permit any Consolidated Subsidiary to,
--  ----------------------------------------------------------------------------
directly or indirectly:
----------------------

     Section 4.05  Indebtedness.
                   ------------

     (a) Have any Indebtedness, at any time, except that this Section 4.05(a) shall not apply to (i) the Loans and Drawings, (ii) Guaranties to which Section
4.06 is not applicable, (iii) the Affiliate Note, (iv) Purchase Money Indebtedness in a principal amount not exceeding $50,000,000 outstanding at any time in the aggregate for the Borrower and the Consolidated Subsidiaries, (v) unsecured Indebtedness of the Borrower and the Consolidated Subsidiaries to which Section 4.05(b) is not applicable by virtue of clause (i), (vi) New Subordinated Indebtedness, (vii) InterCompany Indebtedness, (viii) the Subordinated Notes and (ix) Indebtedness under interest rate, currency swap or similar transactions entered into pursuant to Section 4.22; and

(b) Incur any Indebtedness, at any time, except that this Section 4.05(b) shall not apply to (i) unsecured Indebtedness of the Borrower and the Consolidated Subsidiaries in an aggregate principal amount, for the Borrower and the Consolidated Subsidiaries, and together with the aggregate principal amount of Indebtedness outstanding at such time that was incurred pursuant to this clause
(i), (A) not in excess of $35,000,000, of which not more than $25,000,000 aggregate principal amount may be Indebtedness of the Consolidated Subsidiaries, if at the time of the incurrence of such Indebtedness the Leverage Ratio shall be equal to or greater than 4.00 to 1.00 and (B) not in excess of $100,000,000, of which not more than $50,000,000 aggregate principal amount may be Indebtedness of the Consolidated Subsidiaries, if immediately before and after the incurrence of such Indebtedness the Leverage Ratio shall be less than 4.00 to 1.00, provided that, in each case, no Default or Event of Default shall exist
         --------
immediately prior to or after the incurrence of such Indebtedness, and (ii) Indebtedness to which Section 4.05 (a) is not applicable by virtue of (i), (ii),
(iv), (vii) and (ix).

     Section 4.06  Guaranties.
                   ----------

     Be obligated, at any time, in respect of any Guaranty, except that this
Section 4.06 shall not apply to (a) Existing Guaranties, (b) Permitted Guaranties, (c) Letters of Credit and (d) other letters of credit in an aggregate face amount not exceeding [$10,000,000] at any time.

     Section 4.07  Liens.
                   -----

     Permit to exist, at any time, any Lien upon any of its properties or assets of any character, whether now owned or hereafter acquired, or upon any income or profits therefrom, except that this Section 4.07 shall not apply to Permitted Liens.

     Section 4.08  Restricted Payments.
                   -------------------

     Make or declare or otherwise become obligated to make any Restricted Payment, except that this Section 4.08 shall not apply:

          (a) to Restricted Payments made by any Consolidated Subsidiary, provided that, if any such Consolidated Subsidiary is not a Wholly Owned
--------
Subsidiary, any Restricted Payment made by such Consolidated Subsidiary to a Person other than the Borrower or another Consolidated Subsidiary shall be no greater than such Person's share of such Restricted Payment if distributed to the holders of such Consolidated Subsidiary's Capital Securities pro rata on the basis of the relative amounts of such Capital Securities held by such holders immediately prior to the making of such Restricted Payment;

          (b) if the Leverage Ratio as at the end of any fiscal year (a "Determination Year") of the Borrower, commencing with the Determination Year
-------------------
ending December 31, 1999, shall be greater than or equal to 4.00 to 1.00 but less than 5.00 to 1.00, to Restricted Payments during the fiscal year of the Borrower next succeeding such Determination Year in an aggregate amount, together with the aggregate amount of all Prepayments of Subordinated Indebtedness made during such fiscal year to which Section 4.15 shall not be applicable by virtue of clause (c) thereof ("Subordinated Payments"), not to
                                             ---------------------
exceed 25% of Consolidated Excess Cash Flow for such Determination Year; provided that the Leverage Ratio immediately before and after the making of such
--------
Restricted Payment shall be less than 5.00 to 1.00; and

          (c) if the Leverage Ratio as at the end of any Determination Year, commencing with the Determination Year ending December 31, 1999, shall be less than 4.00:1.00, to any Restricted Payment made during the fiscal year of the Borrower next succeeding such Determination Year, provided that the Leverage
                                                  --------
Ratio immediately before and after the making of such Restricted Payment shall be less than 4.00 to 1.00;

provided, further, that in the case of any Restricted Payment made or to be made
--------  -------
under subparagraph (b) or (c) above, no Default or Event of Default shall exist immediately prior to or after the making of such Restricted Payment.

          This Section 4.08 shall not prohibit the payment of a dividend that constitutes a Restricted Payment if such Restricted Payment is made within 45 days of the declaration thereof and if this Section 4.08 did not prohibit such Restricted Payment at the time of its declaration.

     Section 4.09  Merger or Consolidation.
                   -----------------------

     Merge or consolidate with any Person, except that, if after giving effect thereto no Default would exist, this Section 4.09 shall not apply to (a) any merger or consolidation of the Borrower with any one or more Wholly Owned Subsidiaries and (b) any merger or consolidation of any Wholly Owned Subsidiary with any one or more other Wholly Owned Subsidiaries; provided that if the
                                                      --------
Borrower is a party to such merger or consolidation the Borrower is the surviving Person.

     Section 4.10  Disposition of Assets.
                   ---------------------

     Sell, lease, license, transfer or otherwise dispose of any asset or any interest therein, except that this Section 4.10 shall not apply to (a) any disposition of any asset or any interest therein in the ordinary course of business, (b) any disposition of any obsolete or retired property not used or useful in its business, (c) any disposition of any asset or any interest therein by the Borrower or any Guarantor to the Borrower or any Guarantor, (d) any disposition (i) of all of the issued and outstanding Capital Securities owned by the Borrower and the Consolidated Subsidiaries of a Consolidated Subsidiary, or
(ii) all of the Borrower and the Consolidated Subsidiaries' interest in the assets constituting a Business Unit of any Person, for cash in an amount not less than the fair market value thereof, as determined in good faith by the board of directors of the Borrower or the applicable Consolidated Subsidiary, so long as (i) the EBITDA Percentage of such Consolidated Subsidiary or Business Units so sold, together with the EBITDA Percentages of all such Consolidated Subsidiaries and Business Units so sold (A) within the prior twelve calendar month period does not exceed 20% and (B) after the Agreement Date does not exceed 40% and (e) any transaction to which any of the other provisions of this Agreement (other than Section 4.13) is by its express terms inapplicable; provided, in each case, that no Default or Event of Default shall exist
--------
immediately prior to or after such disposition. For this purpose, "fair market value" of an asset means the fair market value of such asset at the time of disposition of such asset as reasonably determined by, if the Person disposing of such asset is a corporation, its board of directors, if such Person is a partnership, its general partner or partners, and, if such person is a limited liability company, its managing directors.

     Section 4.11  Investments.
                   -----------

     Make or acquire any Investment or Business Unit, except that this Section
4.11 shall not apply (a) to Money Market Investments, (b) to extensions of trade credit in the ordinary course of business, but only if and so long as the same are payable on customary trade terms, (c) to (i) loans and advances to employees of the Borrower or any Consolidated Subsidiary in the ordinary course of business in an aggregate amount not exceeding $5,000,000 outstanding at any time in the aggregate for the Borrower and the Consolidated Subsidiary, and (ii) Investments constituting Guaranties of loans and advances referred to in clause
(c)(i), (d) to Investments in the Borrower or a Consolidated Subsidiary by the Borrower or a Consolidated Subsidiary, (e) in addition to the Guaranties contemplated by clause (c)(ii), to Guaranties to which Section 4.06 is not applicable, (f) to Existing Investments, (g) to Investments in MAC Inc. and ZDTV made prior to the exercise by the Borrower of the ZDTV Option, for purposes of effecting the transactions contemplated in the [License and Services Agreement] in an aggregate Investment Amount not exceeding $35,000,000 outstanding at any time, (h) to Business Units acquired from MAC Inc. pursuant to the exercise after the Agreement Date by the Borrower of the ZDTV Option, (i) during any fiscal quarter of the Borrower, (A) if the Leverage Ratio as of the end of each of the two immediately preceding fiscal quarters of the Borrower shall be less than or equal to 4.00 to 1.00, to

Like-Business Investments, provided that the Leverage Ratio immediately before
                           --------
and after the making of such Investment shall be less than 4.00 to 1.00, (B) if the Leverage Ratio as of the end of either of the two immediately preceding fiscal quarters of the Borrower shall be greater than 4.00 to 1.00, to Like-Business Investments which at the time such Investments are made, together with
(x) the aggregate amount of Like-Business Investments outstanding at such time pursuant to this subparagraph (B) and pursuant to subparagraphs (A) and (C) and
(y) the Investment Amount with respect to the exercise by the Borrower of the ZDTV Option to the extent exceeding $100,000,000, do not exceed $150,000,000, provided that the Leverage Ratio immediately before and after the making of
--------
such Investment shall be less than 5.00 to 1.00, and (C) if the Leverage Ratio as of the end of any immediately preceding fiscal quarter of the Borrower shall be greater than 5.00 to 1.00, to

Like-Business Investments which at the time such Investments are made, together with (x) the aggregate amount of Like-Business Investments outstanding at such time pursuant to this subparagraph (C) and pursuant to subparagraphs (A) and (B) and (y) the Investment Amount with respect to the exercise by the Borrower of the ZDTV Option to the extent exceeding $100,000,000, do not exceed $100,000,000, and (j) to acquisitions of all of the outstanding Capital Securities of any Persons engaged in the same lines of business as the Borrower or all of the assets constituting a Business Unit of any Persons if such Business Units are engaged in the same lines of business as the Borrower; provided, in each case other than clause (f), that no Default or Event of
--------
Default shall exist immediately prior to or after the making of such Investment; and provided, further, that in each case other than clauses (f), (g), (h) and,
    --------  -------
to the extent constituting the Investment Amount over $100,000,000 with respect to the exercise by the Borrower of the ZDTV Option, clause (i), the aggregate Investment Amount with respect to such Investments in Affiliates shall not exceed $25,000,000 outstanding at any time.

     Section 4.12  Benefit Plans.
                   -------------

     (a) permit any Benefit Plan to be amended in any manner that would cause the aggregate Unfunded Benefit Liabilities under all Existing Benefit Plans to exceed $100,000,000 or (b) permit any Benefit Plan to have a Funded Current Liability Percentage of less than 60%.

     Section 4.13  Transactions with Affiliates.
                   ----------------------------

     Effect any transaction with any Affiliate that is (a) outside the ordinary course of business or (b) on a basis less favorable than would at the time be obtainable for a comparable transaction in arms-length dealing with an unrelated third party, except that this Section 4.13 shall not apply to (i) the Guaranties of the Borrower and the Guarantors pursuant to Article 9, (ii) any transaction between the Borrower and a Guarantor and (iii) any renewal or amendment of any agreement with any Affiliate existing on the Agreement Date, which renewals or amendments are not, individually or in the aggregate, adverse to the interests of the Banks; provided that any such renewal or amendment is in writing and
              --------
delivered to the Administrative Agent within 30 days of its execution and delivery.

     Section 4.14  Subordinated Indebtedness.
                   -------------------------

          Amend, modify or waive any provision of any Subordinated Indebtedness, or make any Prepayment of all or any portion of any Subordinated Indebtedness or make any other payments on or in respect thereof, except that this Section 4.14 shall not apply to (a) amendments, modifications and waivers of Subordinated Indebtedness that do not have an adverse effect on the rights of the Administrative Agent, the Issuing Bank, the Swing Line Lender or any Bank under the Loan Documents, so long as such amendment, modification or waiver is in writing and a copy thereof is provided to the Administrative Agent within 30 days of its execution, (b) payments of interest and principal when due on the Subordinated Indebtedness in accordance with their regularly scheduled maturities (without giving effect to any acceleration or required or optional Prepayment), but not earlier, and then only if (i) no Default exists and (ii) with respect to Subordinated Indebtedness, such payment is permitted by the applicable Subordination Agreement, (c) if the Leverage Ratio for any Determination Year, commencing with the Determination Year ending December 31, 1999, shall be greater than or equal to 4.00:1.00 but less than 5.00:1.00, Prepayments of Subordinated Indebtedness for the fiscal year of the Borrower next succeeding such Determination Year in aggregate amount, together with the aggregate amount of all Restricted Payments made during such year to which
Section 4.08 shall not be applicable by virtue of clause (b) thereof ("Permitted
                                                                       ---------
Restricted Payments"), not exceeding 25% of Consolidated Excess
-------------------

Cash Flow for such Determination Year, provided that the Leverage Ratio
                                       --------
immediately before and after the making of such Prepayment shall be less than
5.00 to 1.00 and provided, further, that no Default or Event of Default shall
                 --------  -------
exist immediately before or after the making of such Prepayment and (d) if the Leverage Ratio for any Determination Year, commencing with the Determination Year ending December 31, 1999, shall be less than 4.00:1.00, any Prepayments of Subordinated Indebtedness made during the fiscal year of the Borrower next succeeding such Determination Year, provided that the Leverage Ratio immediately
                                    --------
before and after the making of such Prepayment shall be less than 4.00 to 1.00 and provided, further, that no Default or Event of Default shall exist
    --------  -------
immediately before or after the making of such Prepayment.

     For purposes of clause (a) of the preceding sentence, an increase in the principal amount of, an increase in the interest rate beyond a commercially reasonable rate on, or date scheduled earlier than the Term B Termination Date for the payment, purchase or defeasement of principal of or interest on Subordinated Indebtedness or the Subordinated Notes shall be deemed to have such an adverse effect.

C.  The Borrower shall not permit any Consolidated Subsidiary to:
    ------------------------------------------------------------

     Section 4.15  Issuance of Capital Securities.
                   ------------------------------

     Issue any of its Capital Securities except that this Section 4.15 shall not apply to any issuance by a Consolidated Subsidiary of any of its Capital Securities so long as the Capital Securities so issued to any Person other than the Borrower or another Consolidated Subsidiary shall be no greater than such Person's share of all Capital Securities of such Consolidated Subsidiary issued at such time, if issued to the holders of such Consolidated Subsidiary's Capital Securities pro rata on the basis of the relative amounts of such Capital Securities held by such holders immediately prior to the issuance of such Capital Securities, provided, except with respect to the Capital Securities of a
                    --------
Non-Material Subsidiary, that any such Capital Securities issued to the Borrower or a Consolidated Subsidiary shall constitute Collateral and the Borrower or such Consolidated Subsidiary, as the case may be, shall grant to the Secured Party a fully perfected security interest, not subject to any prior Lien, in all of the Capital Securities owned by such Person of any such Subsidiary, as security for the Secured Obligations, provided that if such Subsidiary is not a
                                      --------
United States Person, such security interest shall be granted in no more than 65% of the outstanding Capital Securities of such Subsidiary; without limiting the generality of the foregoing, such requirement shall include (i) delivery to the Secured Party of executed stock pledge agreements in form and substance satisfactory to the Secured Party in respect of such Capital Securities, (ii) the delivery to the Secured Party of the stock certificates (if any) evidencing such Capital Securities, together with any appropriate stock powers duly executed in blank, (iii) the delivery to the Administrative Agent of an opinion of counsel to Borrower and relevant Subsidiaries as to such matters as the Administrative Agent may reasonably request, (iv) the delivery to the Administrative Agent of charter documents and authorizing resolutions of the Borrower and the relevant Subsidiaries and (v) the taking of such other action by the Borrower and any Subsidiaries (including, without limitation, the obtaining of any required consents) as the Administrative Agent may reasonably request in connection with the grant to Secured Party of an effective and fully perfected security interest, not subject to any prior Lien, in such Capital Securities and (vi) such certificates, resolutions, legal opinions, copies of filings and notices, and other materials as the Administrative Agent may reasonably request; and provided, further, that if a Default shall exist, the
                        --------  -------
Administrative Agent may, in its sole and absolute discretion, require that the Capital

Securities of any Subsidiary constitute Collateral and the Person acquiring such Capital Securities comply with the requirements of the immediately preceding proviso.

     Section 4.16  Limitation on Restrictive Covenants.
                   -----------------------------------

     Permit to exist, at any time, any consensual restriction limiting the ability (whether by covenant, event of default, subordination or otherwise) of any Consolidated Subsidiary to (a) pay dividends or make any other distributions on shares of its capital stock or other ownership interests held by the Borrower or any other Consolidated Subsidiary, (b) pay any obligation owed to the Borrower or any Consolidated Subsidiary, (c) make any loans or advances to or investments in the Borrower or any Consolidated Subsidiary, (d) transfer any of its property or assets to the Borrower or any Consolidated Subsidiary or (e) create any Lien upon its property or assets whether now owned or hereafter acquired or upon any income or profits therefrom, except that this Section 4.16 shall not apply to Permitted Restrictive Covenants.

D.  The Borrower shall not at any time:
    ----------------------------------

     Section 4.17  Leverage Ratio.
                   --------------

     Permit the Leverage Ratio of the Borrower to be greater than the following amounts at any time during the following respective periods:

                            Period                                        Ratio
--------------------------------------------------------------  --------------------------

Agreement Date through September 29, 1998                                        6.25:1.00
September 30, 1998 through December 30, 1998                                     6.00:1.00
December 31, 1998 through December 30, 1999                                      5.50:1.00
December 31, 1999 through December 30, 2000                                      5.25:1.00
December 31, 2000 and thereafter                                                 4.50:1.00

     Section 4.18  Senior Leverage Ratio.
                   ---------------------

     Permit the Senior Leverage Ratio of the Borrower to be greater than the following amounts at any time during the following respective periods:

                            Period                                        Ratio
--------------------------------------------------------------  --------------------------

Agreement Date through December 30, 1998                                         5.25:1.00
December 31, 1998 through December 30, 1999                                      4.50:1.00
December 31, 1999 through December 30, 2000                                      4.00:1.00
December 31, 2000 and thereafter                                                 3.50:1.00

     Section 4.19  Ratio of Consolidated EBITDA to Consolidated Interest
                   -----------------------------------------------------
Expense.

     Permit the ratio of Consolidated EBITDA to Consolidated Interest Expense for the four consecutive fiscal quarters of the Borrower most recently completed to be less than 2.00:1.00 as at the end of any fiscal quarter of the Borrower.

     Section 4.20  Fixed Charge Coverage.
                   ---------------------

     Permit the ratio of Consolidated EBITDA to Consolidated Fixed Charges for the four consecutive fiscal quarters of the Borrower most recently completed to be less than 1.10:1.00 as at the end of any fiscal quarter of the Borrower.

     Section 4.21  [License and Services Agreement].
                   --------------------------------

     Amend or modify, or waive any provision of, the [License and Services Agreement], except for amendments and waivers that are not, individually or in the aggregate, materially adverse to the interests of the Banks; provided that such amendments and waivers are in writing and copies
           --------
thereof have been provided to the Administrative Agent within 30 days of their execution and delivery.

E.  The Borrower shall:
    ------------------

     Section 4.22  Interest Rate Protection Agreements. [TO COME]
                   -----------------------------------

                                   ARTICLE 5
                                   ---------


                                  INFORMATION
                                  -----------

     Section 5.01  Information to Be Furnished.
                   ---------------------------

     From the Agreement Date and until the Repayment Date, the Borrower shall furnish to each Bank and the Issuing Bank:

          (a) Quarterly Financial Statements.
              ------------------------------

          As soon as available and in any event within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower, commencing with the quarterly period ending June 30, 1998, consolidated and consolidating balance sheets of the Borrower and the Consolidated Subsidiaries as at the end of such quarterly period and the related consolidated and consolidating statements of income, retained earnings and cash flows of the Borrower and the Consolidated Subsidiaries for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year. The consolidated financial statements of the Borrower will be supported by schedules showing revenues and EBITDA by major business units.

          (b) Year-End Financial Statements; Accountants' Certificate.
              -------------------------------------------------------

          As soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 1998:

          (i) consolidated and consolidating balance sheets of the Borrower and the Consolidated Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income, retained earnings and cash flows of the Borrower and the Consolidated Subsidiaries for such fiscal year, setting forth in comparative form (A) the figures as at the end of and for the previous fiscal year and (B) the figures for the fourth quarterly period during such fiscal year and the corresponding quarterly period during the previous fiscal year, supported by schedules showing revenues, operating expenses, EBITDA, net assets, capital spending and depreciation, by major business units; and

          (ii) an audit report of Price Waterhouse, or other independent certified public accountants of recognized national standing satisfactory to the Reviewing Agents, on such of the financial statements referred to in clause (i) as are consolidated financial statements, which report shall be without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit.

          (c) Officer's Certificate as to Financial Statements and Defaults.
              -------------------------------------------------------------

          At the time that financial statements are furnished pursuant to
Section 5.01(a) or Section 5.01(b), a certificate
of the president, chief financial officer or other officer of the Borrower acceptable to the Administrative Agent in the form of Schedule 5.01(b).
                                                      ----------------

          (d)  Requested Information.
               ---------------------

          From time to time and promptly upon request of the Administrative Agent, such Information regarding the Loan Documents, the Loans, the Letters of Credit or the business, assets, Liabilities, financial condition, results of operations or business prospects of the Borrower and the Consolidated Subsidiaries as any Reviewing Agent may reasonably request.

          (e) Notice of Defaults, Material Adverse Changes and Other Matters.
              --------------------------------------------------------------

          Prompt notice of:

             (i) any Default of which the Borrower is or in the exercise of normal business prudence should have been aware,

             (ii) the acquisition or formation of a new Subsidiary and, in the case of each such new Subsidiary, its name, jurisdiction of incorporation, the percentages of the various classes of its Capital Securities owned by the Borrower or another Subsidiary and whether or not such new Subsidiary is a Consolidated Subsidiary,

             (iii) any change in the name of any Subsidiary, its jurisdiction of incorporation or formation, the percentages of the various classes of its Capital Securities or partnership or other ownership interests owned by the Borrower or another Subsidiary or its status as a Consolidated or non-Consolidated Subsidiary,

             (iv) the written threat or commencement of, or the occurrence of any change or event relating to, any action, suit or proceeding that would cause the Representation and Warranty contained in Section 3.06 to be incorrect if made at such time,

             (v) the occurrence of any change or event that would cause the Representation and Warranty contained in Section 3.08 to be incorrect if made at such time,

             (vi) any event or condition referred to in clauses (i) through
     (vii) of Section 6.01(h), whether or not such event or condition shall constitute an Event of Default, and

             (vii) any material amendment of the certificate of incorporation or partnership agreement or by-laws of the Borrower or any Subsidiary that is a Loan Party.

     Section 5.02  Accuracy of Financial Statements and Information.
                   ------------------------------------------------

          (a)  Financial Statements.
               --------------------

          The Borrower hereby represents and warrants that (i) the financial statements attached hereto as Schedule 5.02(a), while not prepared in accordance
                              ----------------
with Generally Accepted Accounting Principles, would be substantially the same had such financial statements been so prepared, and fairly present the respective financial positions of the Persons whose financial statements such financial statements purport to be as of their respective dates and the results of operations, retained earnings and, as applicable, changes in financial position or cash flows of such Persons for the respective periods to which such statements relate on a combined basis pro forma for the Reorganization, (ii) except as disclosed or reflected in such financial statements, as at their respective dates, neither the Borrower nor any Consolidated Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or could reasonably be expected to have a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole and (iii) the financial statements furnished pursuant to Section 5.01(a) or Section 5.01(b) will fairly present, in accordance with Generally Accepted Accounting Principles (except for (x) changes therein or departures therefrom that are described in the certificate or report accompanying such statements and that have been approved in writing by the Borrower's then-current independent certified public accountants and (y) financial statements for periods prior to January 1, 1998), the consolidated financial position of the Borrower and the Consolidated Subsidiaries, as at their respective dates and the consolidated results of operations, retained earnings and cash flows of such Persons for the respective periods to which such statements relate.

          (b)  Other Information.
               -----------------

          The Borrower hereby represents and warrants that the Information furnished to the Administrative Agent, the Issuing Bank, the Swing Line Bank or any Bank by or on behalf of the Borrower, any Pledgor or any Subsidiary on or prior to the Agreement Date (other than the financial statements referred to in Section 5.02(a)) does not, and the Information furnished to such Person by or on behalf of the Borrower, any Pledgor or any Subsidiary after the Agreement Date (other than the financial statements referred to in Section 5.02(a)) will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made.

     Section 5.03  Additional Covenants Relating to Disclosure.
                   -------------------------------------------

     From the Agreement Date and until the Repayment Date, the Borrower shall and shall cause each Subsidiary to:

          (a) Accounting Methods and Financial Records.
              ----------------------------------------

          Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete), as may be required or necessary to permit (i) the preparation of financial statements required to be delivered pursuant to Section 5.01(a) and Section 5.01(b) and (ii) the determination of the compliance of the Borrower and the Consolidated Subsidiaries with the terms of the Loan Documents.

          (b) Visits, Inspections and Discussions.
              -----------------------------------

          Permit representatives of any Bank, from time to time, as often as may be reasonably requested and upon reasonable notice to a senior officer of the Borrower, to visit and inspect its properties and its books and records, at reasonable times, and discuss with any Person its business, assets, Liabilities, financial condition, results of operation and business prospects.

     Section 5.04  Authorization of Third Parties to Deliver Information and
                   ---------------------------------------------------------
Discuss Affairs.
---------------

     The Borrower and each Guarantor hereby authorizes and directs, and the Borrower agrees to cause each Consolidated Subsidiary that is not a Guarantor to authorize and direct, each Person whose preparation or delivery to the Administrative Agent, the Issuing Bank, the Swing Line Bank or any Bank of any opinion, report or other Information is a condition or covenant under the Loan Documents (including under Article 2 or this Article 5) to so prepare or deliver such Information for the benefit of the Administrative Agent, the Issuing Bank, the Swing Line Bank or such Bank.

                                   ARTICLE 6
                                   ---------


                                    DEFAULT
                                    -------

     Section 6.01  Events of Default.
                   -----------------

     Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of the Borrower or any Consolidated Subsidiary, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

          (a) any payment of (i) principal of or interest on any of the Loans or the Notes, (ii) any fee payable pursuant to Section 1.15 or any fee payable to the Administrative Agent or any of its Affiliates or (iii) the amount to be reimbursed to the Issuing Bank pursuant to Section 1.09 with respect to any Drawing or any interest thereon, shall not be made when and as due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise) and in accordance with the terms of this Agreement and the Notes, and, except in the case of payments of principal, such failure shall continue for three Business Days from the earlier of (1) the date that the Borrower or a Consolidated Subsidiary knew or in the exercise of normal business prudence should have known of and (2) the date that the Borrower or a Consolidated Subsidiary was given notice of, such non-payment;

          (b) any Loan Document Representation and Warranty shall at any time prove to have been incorrect or misleading in any material respect when made;

          (c) (i) the Borrower shall default in the performance or observance of:

               (A) any term, covenant, condition or agreement contained in
     Section 4.01(a) (insofar as such Section requires the preservation of the corporate existence of the Borrower), 4.01(e), 4.03, 4.04, 4.08 through 4.10, 4.12, 4.13, 5.01(e)(i) or 5.03(b);

               (B) any term, covenant, condition or agreement contained in
     Section 4.05, 4.06, 4.07, 4.11, 4.14 or 4.16 through 4.18 and, if capable of being remedied, such default shall continue unremedied for a period of 10 days; or

               (C) any term, covenant, condition or agreement contained in this Agreement (other than a term, covenant, condition or agreement a default in the performance or observance of which is elsewhere in this Section specifically dealt with) and, if capable of being remedied, such default shall continue unremedied for a period of 30 days from the earlier of (1) the date that the Borrower or a Consolidated Subsidiary knew or in the exercise of normal business prudence should have known of and (2) the date that the Borrower or a Consolidated Subsidiary was given notice of, such default; or

          (ii) any Loan Party shall default in the performance or observance of any term, covenant, condition or agreement contained in (A) any Subordination Agreement to which such Loan Party is a party or (B) any Pledge Agreement to which such Loan Party is a party;

          (d) (i) the Borrower, any Consolidated Subsidiary or, subject to the proviso to this Section 6.01(d), any Affiliate, shall fail to pay, in accordance with its terms and when due and payable, any of the principal of or interest on any of its Indebtedness (other than the Loans and the Drawings) having a then outstanding principal amount in excess of $10,000,000, (ii) the maturity of any such Indebtedness shall, in whole or in part, have been accelerated, or any such Indebtedness shall, in whole or in part, have been required to be prepaid prior to the stated maturity thereof, in accordance with the provisions of any Contract evidencing, providing for the creation of or concerning such Indebtedness or (iii) (A) any event shall have occurred and be continuing that permits (or, with the passage of time or the giving of notice or both, would permit) any holder or holders of such Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity or require any such prepayment and (B) if the Contract evidencing, providing for the creation of or concerning such Indebtedness provides for a cure period for such event, such event shall not be cured prior to the end of such cure period; provided that this Section 6.01(d) shall not apply to any
                  --------
Indebtedness of an Affiliate unless such Affiliate has granted to the Person to whom such Indebtedness is owed a Lien on Affiliate Indebtedness;

          (e) a default shall exist under any Contract (other than a Contract relating to Indebtedness to which clause (d) of this Section 6.01 is applicable) binding upon any Loan Party or any Subsidiary of any Loan Party, except a default that, together with all other such defaults, has not had and will not have a Materially Adverse Effect on (i) the Borrower and its Consolidated Subsidiaries taken as a whole, (ii) any Loan Document or (iii) the Collateral;

          (f) (i) the Borrower or any Consolidated Subsidiary shall (A) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for, or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of itself or of a substantial part of its assets, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts (other than those that are the subject of bona fide disputes) as they become due, (F) make a general assignment for the benefit of creditors or (G) take any corporate or partnership action, as the case may be, for the purpose of effecting any of the foregoing;

          (ii) (A) a case or other proceeding shall be commenced against the Borrower or any Consolidated Subsidiary seeking (1) relief under the federal bankruptcy laws of the United States of America (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts or
(2) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower or any Consolidated Subsidiary, or of all or any substantial part of the assets, domestic or foreign, of the Borrower or any Consolidated Subsidiary, and such case or proceeding shall continue undismissed and unstayed for a period of 60 days or (B) an order granting the relief requested in such case or proceeding against the Borrower or any Consolidated Subsidiary (including an order for relief under such federal bankruptcy laws of the United States of America) shall be entered;

          (g) a judgment or order shall be entered against the Borrower or any Consolidated Subsidiary by any court and (i) in the case of a judgment or order for the payment of money, either (A) such judgment or order shall continue undischarged and unstayed for a period of 30 days in which the aggregate amount (determined in accordance with the proviso to this Section 6.01(g)) of all such judgments and orders exceeds $50,000,000 or (B) enforcement proceedings shall have been commenced upon such judgment or order and (ii) in the case of any judgment or order for other than the payment of money, such judgment or order could, together with all other such judgments or orders, reasonably be expected to have a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole; provided that clause (i) of this Section 6.01(g)
                               --------
shall not apply to (x) any judgment or order for the payment of money in an amount less than $5,000,000 that, in the reasonable determination of the Borrower, is payable under a policy of insurance issued by a financially responsible insurer to the Borrower or such Consolidated Subsidiary, as the case may be, insuring against the claim that was the basis for such judgment or order and (y) any judgment or order for the payment of money in an amount equal to or greater than $5,000,000 that a financially responsible insurer has acknowledged is payable under a policy of insurance issued by it to the Borrower or such Consolidated Subsidiary, as the case may be, insuring against the claim that was the basis for such judgment or order;

          (h) (i) any Termination Event shall occur with respect to any Benefit Plan of the Borrower, any Consolidated Subsidiary or any of their respective ERISA Affiliates, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any such Benefit Plan, (iii) any Person shall engage in any Prohibited Transaction involving any such Benefit Plan, (iv) the Borrower, any Consolidated Subsidiary or any of their respective ERISA Affiliates shall be in "default" (as defined in ERISA Section 4219(c)(5)) with respect to payments owing to any such Benefit Plan that is a Multiemployer Benefit Plan as a result of such Person's complete or partial withdrawal (as described in ERISA Section 4203 or 4205) therefrom, (v) the Borrower, any Consolidated Subsidiary or any of their respective ERISA Affiliates shall fail to pay when due an amount that is payable by it to the PBGC or to any such Benefit Plan under Title IV of ERISA, (vi) a proceeding shall be instituted by a fiduciary of any such Benefit Plan against the Borrower, any Consolidated Subsidiary or any of their respective ERISA Affiliates to enforce ERISA Section 515 and such proceeding shall not have been dismissed within 30 days thereafter, or (vii) any other event or condition shall occur or exist with respect to any such Benefit Plan, except that no event or condition referred to in clauses (i) through (vii) shall constitute an Event of Default if it, together with all other such events or conditions at the time existing, has not subjected, and in the reasonable determination of the Administrative Agent will not subject, the Borrower or any Consolidated Subsidiary to any Liability that, alone or in the aggregate with all such Liabilities for all such Persons, exceeds $5,000,000;

          (i) (a) any Loan Party, any payee of any Subordinated Indebtedness or any Affiliate of any Loan Party or any such payee asserts, or any Person institutes, any proceeding that could reasonably be expected to establish that
(x) any provision of the Loan Documents is invalid, not binding or unenforceable or (y) the Guaranty of the Borrower or any Consolidated Subsidiary is limited in amount other than pursuant to Section 9.02 hereof;

          (b) any Pledge Agreement, Subordination Agreement or any guaranty under Article 9 shall, without the prior written consent of the Banks, cease to be in full force and effect; or

          (j) if at any time (a) SOFTBANK Corp. shall for any reason cease, directly or indirectly, to have and exercise voting power for the election of at least a majority of the board of directors of the Borrower or to direct the management of the business and operations of the Borrower, or (b) any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) other than SOFTBANK
                                          ------------
Corp. becomes the ultimate "beneficial owner" (as such term is used in Rule 13d-3 promulgated pursuant to the Exchange Act), directly or indirectly, of more than 50% of the aggregate voting power of the voting stock of the Borrower on a fully diluted basis.

     Section 6.02  Remedies upon Event of Default.
                   ------------------------------

     During the continuance of any Event of Default (other than one specified in Section 6.01(f)) and in every such event, the Administrative Agent, upon notice to the Borrower, may do any or all of the following: (a) declare, in whole or, from time to time, in part, the principal of and interest on the Loans, the Notes and the Drawings and all other amounts owing under the Borrower Loan Documents to be, and the Loans, the Notes and the Drawings and all such other amounts shall thereupon and to that extent become, due and payable, (b) terminate, in whole or, from time to time, in part, the Commitments and (c) demand that the Borrower deliver cash collateral to the Administrative Agent in an amount equal to the aggregate amount of Contingent Reimbursement Obligations then outstanding to be held in accordance with Section 10.19 and thereupon such amount will become so due and payable to the Administrative Agent. Upon the occurrence of an Event of Default specified in Section 6.01(f), automatically and without any notice to the Borrower, (a) the principal of and interest on the Loans, the Notes and the Drawings and all other amounts owing under the Borrower Loan Documents shall be due and payable, (b) the Commitments shall terminate and
(c) an amount equal to the aggregate amount of Contingent Reimbursement Obligations then outstanding shall be due and payable to the Administrative Agent to be held in accordance with Section 10.19. Presentment, demand, protest or notice of any kind (other than the notice provided for in the first sentence of this Section 6.02) are hereby expressly waived.

                                   ARTICLE 7
                                   ---------


                     ADDITIONAL CREDIT FACILITY PROVISIONS
                     -------------------------------------

     Section 7.01  Mandatory Suspension and Conversion of Eurodollar Rate Loans.
                   ------------------------------------------------------------

     Each Banks' obligations to make, continue or convert into, Eurodollar Rate Loans of any Type shall be suspended, all outstanding Loans of that Type shall be converted on the last day of their applicable Interest Periods (or, if earlier, in the case of clause (b) below, on the last day the Bank may lawfully continue to maintain Loans of that Type or, in the case of clause (c) below, on the day determined by such Bank to be the last Business Day before the effective date of the applicable restriction) into, and all pending requests for the making or continuation of or conversion into Loans of such Type shall be deemed requests for, Base Rate Loans and, in the case of clause (b)(ii) below, the Issuing Bank's obligation to issue Letters of Credit shall be suspended, if:

          (a) on or prior to the determination of an interest rate for a Eurodollar Rate Loan of that Type for any Interest Period, the Administrative Agent determines that for any reason appropriate quotations are not available to it (including, in the case of the Eurodollar Rate, quotations in the London interbank market for deposits with it) for purposes of determining the Eurodollar Rate for such Interest Period;

          (b) on or prior to the first day of any Interest Period for a Eurodollar Rate Loan of that Type, such Bank determines that the Adjusted Eurodollar Rate as determined by the Administrative Agent for such Interest Period would not accurately reflect the cost to such Bank of making, continuing or converting into a Eurodollar Rate Loan of such Type for such Interest Period;

          (c) at any time such Bank determines that any Regulatory Change Enacted after the Agreement Date (i) makes it unlawful or impracticable for the Bank or the applicable Lending Office to make, continue or convert into any Eurodollar Rate Loan of that Type, or to comply with its obligations hereunder in respect thereof, or (ii) in the determination of the Issuing Bank, makes it unlawful or impracticable for the Issuing Bank to issue any Letters of Credit or to comply with its obligations hereunder in respect thereof;

          (d) such Bank determines that, by reason of any Regulatory Change Enacted after the Agreement Date, the Bank or the applicable Lending Office is restricted, directly or indirectly, in the amount that it may hold of (i) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rate applicable to Eurodollar Rate Loans of that Type is directly or indirectly determined or (ii) the category of assets that includes Eurodollar Rate Loans of that Type.

     If, as a result of this Section 7.01, any Loan of any Bank that would otherwise be made or maintained as or converted into a Eurodollar Rate Loan of any Type for any Interest Period is instead made or maintained as or converted into a Base Rate Loan, then, unless the corresponding Loan of each of the other Banks is also to be made or maintained as or converted into a Base Rate Loan, such Loan shall be treated as being a Eurodollar Rate Loan of such Type for such Interest Period for all purposes of this Agreement (including the timing, application and proration among the Banks of interest payments, conversions and prepayments) except for the calculation of the interest rate borne by such Loan. The Administrative Agent shall promptly notify the Borrower and each Bank of the existence or occurrence of any condition or circumstance specified in clause (a) above, and each Bank shall promptly notify the Borrower and the Administrative Agent of the existence or occurrence of any condition or circumstance specified in clause (b), (c) or (d) above applicable to such Bank's Loans, but the failure by the Administrative Agent or such Bank to give any such notice shall not affect such Bank's rights hereunder.

     Section 7.02  Regulatory Changes.
                   ------------------

     If (a) any Regulatory Change shall directly or indirectly (i)(A) in the determination of any Bank, reduce the amount of any sum received or receivable by such Bank with respect to any Loan, LC Participation or Swing Loan Participation or the return to be earned by such Bank on any Loan, LC Participation or Swing Loan Participation or (B) in the determination of the Issuing Bank, reduce the amount of any sum received or receivable by the Issuing Bank with respect to any Letter of Credit, Drawing or

Contingent Reimbursement Obligation, or the return to be earned by the Issuing Bank on any Letter of Credit, Drawing or Contingent Reimbursement Obligation,
(ii)(A) in the determination of any Bank, impose a cost on such Bank or any Affiliate of such Bank that is attributable to the making or maintaining of, or such Bank's commitment to make or acquire, any Loan or LC Participation or to purchase any Swing Loan Participation, or (B) in the determination of the Issuing Bank, impose a cost on the Issuing Bank or any of its Affiliates that is attributable to the issuance or maintenance of, or the commitment to issue, any Letter of Credit or the making or maintaining of any Drawing or Contingent Reimbursement Obligation, (iii)(A) in the determination of any Bank, require such Bank or any Affiliate to make any payment on or calculated by reference to the gross amount of any amount received by such Bank under any Loan Document or
(B) in the determination of the Issuing Bank, require the Issuing Bank or any of its Affiliates to make any payment on or calculated by reference to the gross amount of any amount received by the Issuing Bank or any of its Affiliates in respect of (1) any Letter of Credit or its commitment to issue any Letter of Credit or (2) any Drawing or Contingent Reimbursement Obligation or (iv)(A) in the determination of any Bank, reduce, or have the effect of reducing, the rate of return on the capital of such Bank or any Affiliate of such Bank allocable to any Loan, LC Participation, Swing Loan Participation or such Bank's commitment to make any Loan, acquire any LC Participation or purchase any Swing Loan Participation or (B) in the determination of the Issuing Bank, reduce, or have the effect of reducing, the rate of return on the capital of the Issuing Bank or any of its Affiliates allocable to (1) any Letter of Credit or its commitment to issue any Letter of Credit or (2) any Drawing or Contingent Reimbursement Obligation and (b) such reduction, increased cost or payment shall not be fully compensated for by an adjustment in the applicable rates of interest payable under the Loan Documents, then the Borrower shall pay to such Bank or the Issuing Bank, as the case may be, such additional amounts as such Bank or the Issuing Bank, as the case may be, determines will, together with any adjustment in the applicable rates of interest payable hereunder, fully compensate for such reduction, increased cost or payment. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 days after request by such Bank or the Issuing Bank, as the case may be, for such payment and, in the case of those applicable to future periods, on the dates specified, or determined in accordance with a method specified, by such Bank or the Issuing Bank, as the case may be. Each Bank and the Issuing Bank will promptly notify the Borrower of any determination made by such Bank or the Issuing Bank, as the case may be, referred to in clauses (a) and (b) above, but the failure to give such notice shall not affect the right of such Bank or the Issuing Bank, as the case may be, to compensation.

     Section 7.03  Capital Requirements.
                   --------------------

     If, (a) in the determination of any Bank, such Bank or any of its Affiliates is required to maintain capital on account of any Loan, LC Participation or Swing Loan Participation or such Bank's commitment to make any Loan, acquire any LC Participation or purchase any Swing Loan Participation in a greater amount than such Bank or such Affiliate would otherwise have been so required to maintain on account thereof, or (b) in the determination of the Issuing Bank, the Issuing Bank or any of its Affiliates is required to maintain capital on account of (i) any Letter of Credit or its commitment to issue any Letter of Credit or (ii) any Drawing or Contingent Reimbursement Obligation in a greater amount than the Issuing Bank or such Affiliate otherwise would have been so required to maintain on account thereof, then, upon request by such Bank or the Issuing Bank, as the case may be, the Borrower shall from time to time thereafter pay to such Bank or the Issuing Bank, as the case may be, such additional amounts as such Bank or the Issuing Bank, as the case may be, determines will fully compensate it for any reduction in the rate of return on the additional capital that such Bank, or the Issuing Bank, or such Affiliate of either thereof, as the case may be, is so required to maintain. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 days after request by such Bank or the Issuing Bank, as the case may be, for such payment and, in the case of those relating to future periods, on the dates specified, or determined in accordance with a method specified, by such Bank or the Issuing Bank, as the case may be.

     Section 7.04  Funding Losses.
                   --------------

     The Borrower shall pay to each Bank, upon request, such amount or amounts as such Bank determines are necessary to compensate it for any loss, cost or expense incurred by it as a result of (a) in the case of Eurodollar Rate Loans,
(i) any payment (including a payment pursuant to Section 1.14(c)), prepayment or conversion of a Eurodollar Rate Loan on a date other than the last day of an Interest Period for such Eurodollar Rate Loan or (ii) a Eurodollar Rate Loan for any reason not being made or converted, or any payment of principal thereof or interest thereon not being made, on the date therefor determined in accordance with the applicable provisions of this Agreement, and (b) in the case of Agreed Rate Loans, (i) any payment or prepayment of an Agreed Rate Loan on a date other than the last day of an Agreed Rate Interest Period or (ii) an Agreed Rate Loan for any reason not being made, or any payment of principal thereof or interest thereon not being made, on the date required therefor determined in accordance with the applicable provisions of this Agreement, including any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion or failure to borrow, convert, continue or prepay.

     Section 7.05  Certain Determinations.
                   ----------------------

     In making the determinations contemplated by Sections 7.01, 7.02, 7.03 and 7.04, each Bank may make such estimates, assumptions, allocations and the like that such Bank in good faith reasonably determines to be appropriate, and each Bank's selection thereof in accordance with this Section 7.05, and the determinations made by such Bank on the basis thereof, shall be final, binding and conclusive upon the Borrower, except, for manifest errors. Each Bank shall furnish to the Borrower upon request a certificate outlining in reasonable detail the computation of any amounts claimed by it under Sections 7.02, 7.03 and 7.04 and the assumptions underlying such computations.

     Section 7.06  Change of Lending Office.
                   ------------------------

     If an event occurs with respect to a Lending Office that obligates the Borrower to pay any amount under Section 1.20, makes operable the provisions of clause (b) or (c) of Section 7.01 or entitles any Bank to make a claim under
Section 1.20(a), 7.02 or 7.03, such Bank shall, if requested by the Borrower, use reasonable efforts to designate another Lending Office or Offices the designation of which will reduce the amount the Borrower is so obligated to pay, eliminate such operability or reduce the amount such Bank is so entitled to claim, provided that such designation would not, in the sole and absolute discretion of such Bank, be disadvantageous to such Bank in any manner or contrary to Bank policy. Each Bank may at any time and from time to time change any Lending Office and shall give notice of any such change to the Borrower. Except in the case of a change in Lending Offices made at the request of the Borrower, the designation of a new Lending Office by any Bank shall not obligate the Borrower to pay any amount to such Bank under Section 1.20, make operable the provisions of clause (b) or (c) of Section 7.01 or entitle the Bank to make a claim under Section 1.20(a),

7.02 or 7.03 if such obligation, the operability of such clause or such claim results solely from such designation and not from a Regulatory Change Enacted thereafter.

                                   ARTICLE 8
                                   ---------


                            THE ADMINISTRATIVE AGENT
                            ------------------------

     Section 8.01  Appointment and Powers.
                   ----------------------

     Each Bank, the Swing Line Bank and the Issuing Bank hereby irrevocably appoints and authorizes the Administrative Agent, and the Administrative Agent hereby agrees, to act as the agent for and representative (within the meaning of Section 9-105(m) of the Uniform Commercial Code) of such Bank and the Issuing Bank under the Loan Documents with such powers as are delegated to the Administrative Agent and the Secured Party by the terms thereof, together with such other powers as are reasonably incidental thereto. The Administrative Agent's duties shall be purely ministerial and it shall have no duties or responsibilities except those expressly set forth in the Loan Documents. The Administrative Agent shall not be required under any circumstances to take any action that, in its judgment, (a) is contrary to any provision of the Loan Documents or Applicable Law or (b) would expose it to any Liability or expense against which it has not been indemnified to its satisfaction. The Administrative Agent shall not, by reason of its serving as the Administrative Agent, be a trustee or other fiduciary for any Bank or the Issuing Bank.

     Section 8.02  Limitation on Administrative Agent's Liability.
                   ----------------------------------------------

     Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence, willful misconduct or knowing violations of law. The Administrative Agent shall not be responsible to any Bank or the Issuing Bank for (a) any recitals, statements, representations or warranties contained in the Loan Documents or in any certificate or other document referred to or provided for in, or received by any of the Banks under, the Loan Documents, (b) the validity, effectiveness or enforceability of the Loan Documents or any such certificate or other document, (c) the value or sufficiency of the Collateral, or (d) any failure by the Loan Parties to perform any of their obligations under the Loan Documents. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact so long as the Administrative Agent was not grossly negligent in selecting or directing such agents or attorneys-in-fact. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or given by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by the Loan Documents, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

     Section 8.03  Defaults.
                   --------

     The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment to it of principal of or interest on Loans or fees) unless the Administrative Agent has received notice from a Bank, or the Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent has knowledge of such a non-payment or receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Banks and the Issuing Bank. In the event of any Default, the Administrative Agent shall (a) in the case of a Default that constitutes an Event of Default, take any or all of the actions referred to in clauses (a), (b) and (c) of the first sentence of
Section 6.02 if so directed by the Required Banks and (b) in the case of any Default, take such other action with respect to such Default as shall be reasonably directed by the Required Banks. Unless and until the Administrative Agent shall have received such directions, in the event of any Default, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Banks and the Issuing Bank.

     Section 8.04  Rights as a Bank.
                   ----------------

     Each Person acting as the Administrative Agent that is also a Bank shall, in its capacity as a Bank, have the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not acting as the Administrative Agent, and the term "Bank" or "Banks" shall include such Person in its individual capacity. Each Person acting as the Administrative Agent (whether or not such Person is a Bank) and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Loan Parties and their Affiliates as if it were not acting as the Administrative Agent, and such Person and its Affiliates may accept fees and other consideration from the Loan Parties and their Affiliates for services in connection with the Loan Documents or otherwise without having to account for the same to the Banks.

     Section 8.05  Indemnification.
                   ---------------

     The Banks agree to indemnify the Administrative Agent (to the extent not reimbursed by the Loan Parties under the Loan Documents), ratably on the basis of the respective aggregate principal amounts of the Exposures of the Banks and the Term A Loans and Term B Loans outstanding made by the Banks (or, if no Exposures, Term A Loans or Term B Loans are at the time outstanding, ratably on the basis of their respective Commitments), for any and all Liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent (including the costs and expenses that the Loan Parties are obligated to pay under the Loan Documents) in any way relating to or arising out of the Loan Documents or any other documents contemplated thereby or referred to therein or the transactions contemplated thereby or the enforcement of any of the terms thereof or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent (a) they are subject to the indemnity contemplated by the last sentence of Section 10.10(b) or (b) they arise from gross negligence, willful misconduct or knowing violations of law by the Administrative Agent.

     Section 8.06  Non-Reliance on Administrative Agent and Other Banks.
                   ----------------------------------------------------

     Each Bank and the Issuing Bank agrees that it has made and will continue to make, independently and without reliance on the Administrative Agent or any other Bank, and based on such documents and information as it deems appropriate, its own credit analysis of the Loan Parties, its own evaluation of the Collateral and its own decision to enter into the Loan Documents and to take or refrain from taking any action in connection therewith. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Loan Parties of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of any Loan Party or any Subsidiary thereof or the Collateral. Except for notices, reports and other documents and information expressly required to be furnished to the Banks and the Issuing Bank by the Administrative Agent under the Loan Documents, the Administrative Agent shall have no obligation to provide any Bank or the Issuing Bank with any information concerning the business, status or condition of any Loan Party or any Subsidiary thereof or the Loan Documents or the Collateral that may come into the possession of the Administrative Agent or any of its Affiliates.

     Section 8.07  Execution and Amendment of Loan Documents on Behalf of the
                   ----------------------------------------------------------
Banks.
-----

Each Bank hereby authorizes the Administrative Agent to execute and deliver, in the name of and on behalf of such Bank, (a) any Pledge Agreement, (b) all UCC financing and continuation statements and other documents the filing or recordation of which are, in the determination of the Administrative Agent, necessary or appropriate to create, perfect or maintain the existence or perfected status of the Security Interest and (c) any other Loan Document requiring execution by or on behalf of such Bank other than, in the case of the Issuing Bank, Letters of Credit and Applications. The Administrative Agent shall consent to any amendment of any term, covenant, agreement or condition of the Pledge Agreement, or to any waiver of any right thereunder, if, but only if, the Administrative Agent is directed to do so in writing by the Required Banks;

provided that (a) the Administrative Agent shall not be required to consent to
--------
any such amendment or waiver that affects its rights or duties and (b) the Administrative Agent shall not, unless directed to do so in writing by each Bank, (i) consent to any assignment by any Loan Party of any of its rights or obligations under any such agreement or (ii) release any Collateral from the Security Interest, except as required or contemplated by the Loan Documents.

     Section 8.08  Resignation of the Administrative Agent.
                   ---------------------------------------

     The Administrative Agent may at any time give notice of its resignation to the Banks, the Issuing Bank and the Borrower. Upon receipt of any such notice of resignation, the Required Banks and the Issuing Bank may, after consultation with the Borrower, appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Banks and the Issuing Bank and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Banks and the Issuing Bank and after consultation with the Borrower, appoint a successor Administrative Agent. Upon the acceptance by any Person of its appointment as a successor Administrative Agent, such Person shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations as Administrative Agent under the Loan Documents and (b) the retiring Administrative Agent shall promptly transfer all Collateral within its possession or control to the possession or control of the successor Administrative Agent and shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the Administrative Agent with respect to the Collateral to the successor Administrative Agent. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Article 8 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

                                   ARTICLE 9
                                   ---------


                                   GUARANTEES
                                   ----------

     Section 9.01  Guaranty of Payment.
                   -------------------

     The Borrower and each of the Guarantors hereby (a) guarantees to each Bank, the Issuing Bank, the Swing Line Bank and each holder of a Note the due and punctual payment of all of the Guaranteed Obligations (other than those that constitute Liabilities of such Guarantor) in accordance with their respective terms and when and as due (whether at maturity, by reason of acceleration or otherwise), or deemed to be due pursuant to Section 9.03, and (b) agrees so to pay the same when so due, or deemed to be due, upon demand.

     Section 9.02  Limitation on Guaranty.
                   ----------------------

     It is the intention of the Borrower, each of the Guarantors, the Banks, the Issuing Bank and the Swing Line Bank that the obligations of the Borrower and each such Guarantor under Section 9.01 shall be in, but not in excess of, the maximum amount permitted by Applicable Law. To that end, but only to the extent such obligations would otherwise be void, voidable or otherwise unenforceable, the obligations of the Borrower and each such Guarantor hereunder shall be limited to the maximum amount that would not make such obligations void, voidable or otherwise unenforceable. This Section 9.02 is intended solely to preserve the rights of each Bank, the Issuing Bank, the Swing Line Bank and each holder of a Note hereunder to the maximum extent permitted by Applicable Law, and neither the Borrower, any Guarantor nor any other Person shall have any right under this Section 9.02 that it would not otherwise have under Applicable Law.

     Section 9.03  Continuance and Acceleration of Guaranteed Obligations upon
                   -----------------------------------------------------------
Certain Events.
--------------

     If:

          (a) any Event of Default that this Agreement states is to result in the automatic acceleration of any Guaranteed Obligations shall occur;

          (b) any injunction, stay or the like that enjoins any acceleration, or demand for the payment of any Guaranteed Obligations that would otherwise be required or permitted hereunder shall become effective; or

          (c) any Guaranteed Obligations shall be or be determined to be or become discharged, disallowed, invalid, illegal, void or otherwise unenforceable (whether by operation of any present or future law or by order of any court or governmental agency) against the Borrower;

then (i) such Guaranteed Obligations shall, for all purposes hereof, be deemed
(A) in the case of clause (c), to continue to be outstanding and in full force and effect notwithstanding the unenforceability thereof against the Borrower and
(B) if such is not already the case, to have thereupon become immediately due and payable and, if subject thereto, to have commenced bearing interest at the Post-Default Rate and (ii) such Bank, the Issuing Bank, the Swing Line Bank or other holder of a Note to which such Guaranteed Obligations are owing may, with respect to such Guaranteed Obligations, exercise all of the rights and remedies under the Borrower Loan Documents that would be available to them during an Event of Default.

     Section 9.04  Recovered Payments.
                   ------------------

     The Guaranteed Obligations shall be deemed not to have been paid, and the Borrower's and each Guarantor's obligations hereunder in respect thereof shall continue and not be discharged, to the extent that any payment thereof by the Borrower or any other guarantor, or out of the proceeds of any collateral, is recovered from or paid over by or for the account of any Bank, the Issuing Bank, the Swing Line Bank or other holder of a Note for any reason, including as a preference or fraudulent transfer or by virtue of any subordination (whether present or future or contractual or otherwise) of the Guaranteed Obligations, whether such recovery or payment over is effected by any judgment, decree or order of any court or governmental agency, by any plan of reorganization or by settlement or compromise by such Bank, the Issuing Bank, the Swing Line Bank or other holder of a Note (whether or not consented to by the Borrower, any Guarantor or any other guarantor) of any claim for any such recovery or payment over. The Borrower and each Guarantor hereby expressly waives the benefit of any applicable statute of limitations and agrees that it shall be liable hereunder with respect to any Guaranteed Obligation whenever such a recovery or payment over thereof occurs.

     Section 9.05  Evidence of Guaranteed Obligations.
                   ----------------------------------

     The records of the Administrative Agent, the Issuing Bank, the Swing Line Bank and each Bank and other holder of a Note shall be conclusive evidence of the Guaranteed Obligations owing to it and of all payments in respect thereof.

     Section 9.06  Binding Nature of Certain Adjudications.
                   ---------------------------------------

     The Borrower and each Guarantor shall be conclusively bound by the adjudication in any action or proceeding, legal or otherwise, involving any controversy arising under, in connection with, or in any way related to, any of the Guaranteed Obligations, and by a judgment, award or decree entered therein.

     Section 9.07  Nature of Guarantor's Obligations.
                   ---------------------------------

     The Borrower's and each Guarantor's obligations hereunder (a) are absolute and unconditional, (b) are unlimited in amount except as provided in Section 9.02, (c) constitute a guaranty of payment and not a guaranty of collection, (d) are as primary obligor and not as a surety only, (e) shall be a continuing guaranty of all present and future Guaranteed Obligations and all promissory notes and other documentation given in extension or renewal or substitution for any of the Guaranteed Obligations and (f) shall be irrevocable.

     Section 9.08  No Release of Guarantor.
                   -----------------------

     THE OBLIGATIONS OF THE BORROWER AND EACH GUARANTOR UNDER THIS ARTICLE 9 SHALL NOT BE REDUCED, LIMITED OR TERMINATED, NOR SHALL THE BORROWER OR SUCH GUARANTOR BE DISCHARGED FROM ANY THEREOF, FOR ANY REASON WHATSOEVER (other than, subject to Section 9.04, the payment of the Guaranteed Obligations), INCLUDING (and whether or not the same shall have occurred or failed to occur once or more than once and whether or not the Borrower or such Guarantor shall have received notice thereof) ANY ACT OR FAILURE TO ACT OR ANY OTHER EVENT OR CIRCUMSTANCE THAT (i) VARIES THE RISK OF THE BORROWER OR SUCH GUARANTOR HEREUNDER OR (ii) BUT FOR THE PROVISIONS HEREOF, WOULD, AS A MATTER OF STATUTE OR RULE OF LAW OR EQUITY, OPERATE TO REDUCE, LIMIT OR TERMINATE THE OBLIGATIONS OF THE BORROWER OR SUCH GUARANTOR HEREUNDER OR DISCHARGE THE BORROWER OR SUCH GUARANTOR FROM ANY THEREOF.

     Section 9.09  Certain Waivers.
                   ---------------

     THE BORROWER AND EACH GUARANTOR WAIVES ALL DEFENSES UNDER APPLICABLE LAW THAT WOULD, BUT FOR THIS SECTION 9.09, BE AVAILABLE TO THE BORROWER OR SUCH GUARANTOR AS A DEFENSE AGAINST OR A REDUCTION OR LIMITATION OF ITS OBLIGATIONS HEREUNDER.

                                   ARTICLE 10
                                   ----------


                                 MISCELLANEOUS
                                 -------------

     Section 10.01  Notices and Deliveries.
                    ----------------------

          (a)  Manner of Delivery.
               ------------------

          All notices, communications and materials (including all Information) to be given or delivered pursuant to the Borrower Loan Documents shall, except in those cases where giving notice by telephone is expressly permitted, be given or delivered in writing (which shall include telecopy transmissions). Notices under Sections 1.02, 1.03(c), 1.05, 1.09(b), 1.14 and 6.02 may be by telephone, promptly, in the case of each notice other than one under Section 6.02, confirmed in writing. In the event of a discrepancy between any telephonic notice and any written confirmation thereof, such written confirmation shall be deemed the effective notice except to the extent that the Administrative Agent, the Issuing Bank or the Swing Line Bank has acted in reliance on such telephonic notice.

          (b)  Addresses.
               ---------

          All notices, communications and materials to be given or delivered pursuant to the Borrower Loan Documents shall be given or delivered at the following respective addresses and telecopier and telephone numbers and to the attention of the following individuals or departments:

             (i)  if to the Borrower, to it at:

                Ziff-Davis Inc.
                One Park Avenue
                New York, NY  10016

                Telecopier No.:  (212) 503-3585
                Telephone No.:  (212) 503-3762
                Attention:  Thomas L. Wright
                            and Malcolm Harris
                with a copy to:

                Sullivan & Cromwell
                125 Broad Street
                New York, NY  10004


                Telecopier No.:  (212) 558-3588
                Telephone No.:  (212) 558-4000
                Attention:  David M. Huggin

             (ii) if to the Administrative Agent, to it at:

                The Bank of New York
                One Wall Street
                New York, NY  10286


                Telecopier No.:  (212) 635-8593/8595
                Telephone No.:  (212) 635-8628
                Attention:  Mr. Brendan T. Nedzi

                with a copy of each notice of borrowing under Section 1.02(a) or under Section 1.02(b) to:

                [Carolyn Surles]
                BNY Capital Markets, Inc.
                One Wall Street, 18th Floor
                New York, New York  10286

                Telecopier No.:  (212) [635-6365]
                Telephone No.:  (212) [635-4695]

             (iii) if to any Guarantor, to it at the address for notices listed on Schedule 10.01 or such Guarantor's Guarantor Supplement;
                      --------------

             (iv) if to any Bank, to it at the address or telex, telecopier or telephone number and to the attention of the individual or department, set forth below such Bank's name under the heading "Notice Address" on Annex A or, in the case of a
                                               -------
                   Bank that becomes a Bank pursuant to an assignment, set forth under the heading "Notice Address" in the Notice of Assignment given to the Borrower, the Administrative Agent and the Issuing Bank with respect to such assignment;

             (v) if to the Swing Line Bank or the Issuing Bank, if the Swing Line Bank or the Issuing Bank, as the case may be, is at such time (A) the Bank that is the Administrative Agent, to it at the address of the Administrative Agent or (b) any other Bank, to it at the address of such Bank;

or at such other address or telecopier or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify for the purpose in a notice specifically captioned "Notice of Change of Address," given to (v) if the party to which such information pertains is the Borrower, the Administrative Agent, the Issuing Bank, the Swing Line Bank and each Bank, (w) if the party to which such information pertains is the Administrative Agent, the Borrower, the Swing Line Bank, the Issuing Bank and each Bank, (x) if the party to which such information pertains is a Bank, the Borrower, the Swing Line Bank, the Issuing Bank and the Administrative Agent, (y) if the party to which such information pertains is the Swing Line Lender, the Borrower, the Administrative Agent, the Issuing Bank and each Bank and (z) if the party to which such information pertains is the Issuing Bank, the Borrower, the Administrative Agent, the Swing Line Bank and each Bank.

          (c)  Effectiveness.
               -------------

          Each notice and communication and any material to be given or delivered pursuant to the Borrower Loan Documents shall be deemed so given or delivered (i) if sent by registered or certified mail, postage prepaid, return receipt requested, on the third Business Day after such notice, communication or material, addressed as above provided, is delivered to a United States post office and a receipt therefor is issued thereby, (ii) if sent by any other means of physical delivery, when such notice, communication or material is delivered to the appropriate address as above provided, (iii) if sent by telecopier, when such notice, communication or material is transmitted to the appropriate telecopier number as above provided and is received at such number and (iv) if given by telephone, when communicated to the individual or any member of the department specified as the individual or department to whose attention notices, communications and materials are to be given or delivered, or, in the case of notice by the Administrative Agent to the Borrower under Section 6.02 given by telephone as above provided, if any individual or any member of the department to whose attention notices, communications and materials are to be given or delivered is unavailable at the time, to any other officer or employee of the Borrower, except that (x) notices of a change of address, telecopier or telephone number or individual or department to whose attention notices, communications and materials are to be given or delivered shall not be deemed given until received, (y) notices, communications and materials to be given or delivered to the Administrative Agent or any Bank pursuant to Sections 1.02, 1.03(c), 1.05, 1.14 and 1.19(b) shall not be deemed given or delivered until received by the officer of the Administrative Agent or such Bank responsible, at the time, for the administration of the Loan Documents and (z) notices, communications and materials to be given or delivered to the Issuing Bank pursuant to Sections 1.07(d) and 1.08(a) shall not be deemed given or delivered until received by the officer of the Issuing Bank responsible, at the time, for the administration of the Issuing Bank's commitment hereunder to issue Letters of Credit and, in the case of a notice pursuant to Section 1.07(d), such notice is specifically captioned "Notice of Limitation Under Applicable Law".

          (d)  Reasonable Notice.
               -----------------

          Any requirement under Applicable Law of reasonable notice by the Administrative Agent, the Issuing Bank, the Swing Line Bank or the Banks to the Borrower or a Guarantor of any event in connection with, or in any way related to, the Loan Documents or the exercise by the Administrative Agent, the Issuing Bank, the Swing Line Bank or the Banks of any of their rights thereunder shall be met if notice of such event is given to the Borrower or such Guarantor in the manner prescribed above at least 10 days before (i) the date of such event or
(ii) the date after which such event will occur.

          (e)  Collateral.
               ----------

          Until the Administrative Agent shall otherwise specify, all Collateral to be delivered to the Administrative Agent pursuant to the Borrower Loan Documents consisting of instruments, securities, chattel paper, letters of credit or documents shall be delivered to the Administrative Agent at the Administrative Agent's Office either by hand delivery or by registered or certified mail, postage prepaid, return receipt requested, in either case insured in an amount not less than the greater of the aggregate face amount and the aggregate fair market value of the Collateral so being delivered. All other Collateral to be delivered to the Administrative Agent pursuant to the Borrower Loan Documents shall be delivered to such Person, at such address, by such means and in such manner as the Administrative Agent may designate.

     Section 10.02  Expenses; Indemnification.
                    -------------------------

     Whether or not any Credit Extensions are made hereunder, the Borrower shall:

          (a) pay or reimburse the Administrative Agent, the Issuing Bank, the Swing Line Bank and each Bank for all transfer, documentary, stamp and similar taxes, and all recording and filing fees and taxes, payable in connection with, arising out of, or in any way related to, the execution, delivery and performance of the Loan Documents or the making of the Loans;

          (b) pay or reimburse the Administrative Agent, the Issuing Bank and the Swing Line Bank for all costs and reasonable expenses (including reasonable fees and disbursements of legal counsel), incurred by the Administrative Agent, the Issuing Bank or the Swing Line Bank, as the case may be, in connection with, arising out of, or in any way related to (i) the negotiation, preparation, execution and delivery of (A) the Loan Documents and (B) whether or not executed, any waiver, amendment or consent thereunder or thereto requested or consented to by the Borrower, (ii) consulting with respect to any matter in any way arising out of, related to or connected with, the Loan Documents, including the performance of any of their obligations under or related to the Loan Documents or the protection or preservation of the Collateral or (iii) protecting, preserving, exercising or enforcing any of the rights of the Administrative Agent or the Banks in, under or related to the Collateral or the Loan Documents, including defending the Security Interest as a valid, perfected security interest, not subject to any prior Lien, in the Collateral subject only to Permitted Liens;

          (c) pay or reimburse each Bank for all costs and expenses (including fees and disbursements of legal counsel and other experts employed or retained by such Bank) incurred by such Bank, in connection with, arising out of, or in any way related to (i) consulting during a Default with respect to (A) the protection, preservation, exercise or enforcement of any of its rights in, under or related to the Collateral or the Loan Documents or (B) the performance of any of its obligations under or related to the Loan Documents or (ii) protecting, preserving, exercising or enforcing during a Default any of its rights in, under or related to the Collateral or the Loan Documents; and

          (d) indemnify and hold each Indemnified Person harmless from and against all losses (including judgments, penalties and fines) suffered, and pay or reimburse each Indemnified Person for all costs and expenses (including fees and disbursements of legal counsel and other experts employed or retained by such Indemnified Person) incurred, by such Indemnified Person in connection with, arising out of, or in any way related to (i) any Loan

Document Related Claim (whether asserted by such Indemnified Person, the Borrower, a Guarantor or any other Person), including the prosecution or defense thereof and any litigation or proceeding with respect thereto (whether or not, in the case of any such litigation or proceeding, such Indemnified Person is a party thereto) or (ii) any investigation, governmental or otherwise, arising out of, related to, or in any way connected with, the Loan Documents or the relationships established thereunder, except that the foregoing indemnity shall not be applicable to any loss suffered by any Indemnified Person to the extent such loss is determined by a judgment of a court that is binding on the Borrower and such Indemnified Person, final and not subject to review on appeal, to be the result of acts or omissions on the part of such Indemnified Person constituting (x) willful misconduct or (y) knowing violations of law.

     Section 10.03  Amounts Payable Due upon Request for Payment.
                    --------------------------------------------

     All amounts payable by the Borrower under Section 10.02 and under the other provisions of the Borrower Loan Documents shall, except as otherwise expressly provided, be immediately due upon request for the payment thereof.

     Section 10.04  Remedies of the Essence.
                    -----------------------

     The various rights and remedies of the Administrative Agent, the Issuing Bank, the Swing Line Bank and each of the Banks under the Borrower Loan Documents are of the essence of those agreements, and the Administrative Agent, the Issuing Bank, the Swing Line Bank and each of the Banks shall be entitled to obtain a decree requiring specific performance of each such right and remedy.

     Section 10.05  Rights Cumulative.
                    -----------------

     Each of the rights and remedies of the Administrative Agent, the Issuing Bank, the Swing Line Bank and the Banks under the Loan Documents shall be in addition to all of its other rights and remedies under the Loan Documents and Applicable Law, and nothing in the Loan Documents shall be construed as limiting any such rights or remedies.

     Section 10.06  Confidentiality.
                    ---------------

     The Administrative Agent, the Issuing Bank, the Swing Line Bank and the Banks shall maintain the confidentiality of non-public information regarding the Borrower, the Guarantors and their Affiliates received pursuant to this Agreement and shall use such information only for the purposes of analyzing the financial condition of the Borrower and the Guarantors and their compliance with the terms and conditions of the Loan Documents; provided that nothing herein
                                                --------
shall prevent the Administrative Agent, the Issuing Bank, the Swing Line Bank or the Banks from disclosing such information (i) to its officers, directors, employees, attorneys and accountants who have a need to know such information in accordance with customary banking practices and who receive such information having been made aware of the restrictions set forth in this Section 10.06, (ii) upon the order or other process of any court or administrative agency or regulatory authority of competent jurisdiction, (iii) pursuant to any requirement of Applicable Law, (iv) protecting, exercising or enforcing any of its rights under the Loan Documents or (v) in the case of an assignment permitted under Section 10.10, to any potential assignee so long as such Person shall have been made aware of and shall have agreed to abide by the restrictions set forth in this Section 10.06.

     Section 10.07  Amendments; Waivers.
                    -------------------

     Any term, covenant, agreement or condition of the Loan Documents may be amended, and any right under the Loan Documents may be waived, if, but only if, such amendment or waiver is in writing and is signed by (a) in the case of an amendment or waiver with respect to the documents referred to in Section 8.07, the

Administrative Agent, (b) in the case of an amendment or waiver with respect to any Loan Document, the Required Banks and, if the rights and duties of the Administrative Agent, the Issuing Bank or the Swing Line Bank are affected thereby, by the Administrative Agent, the Issuing Bank or the Swing Line Bank, as the case may be, and (c) in the case of an amendment, by the Borrower; provided that no amendment or waiver shall be effective, unless in writing and
--------
signed by each Bank affected thereby, to the extent it (A) increases the amount of such Bank's Commitments, (B) reduces the principal of or the rate of interest on such Bank's Loans or Notes or any of the Drawings or the fees payable to such Bank hereunder, (C) postpones any date fixed for (1) any payment of principal of or interest on such Bank's Loans or Notes, any of the Drawings or the fees payable to such Bank hereunder or (2) the expiration of any Letter of Credit if such postponement would extend the expiration date of such Letter of Credit beyond the RC Termination Date, (D) releases any Guarantor from its Guaranty of the Guaranteed Obligations, (E) release any Collateral from the Security Interest, unless such release is specifically provided for or contemplated in the Loan Documents, (F) amends Section 1.21, this Section 10.07, the final sentence of Section 1.02(a)(ii), the definition of "Required Banks" or any other provision of this Agreement requiring the consent or other action of all of the Banks; and provided, further, that no amendment or waiver of any Section
           --------  -------
permitted to be amended or waived by Required Banks, which amendment or waiver would have an effect on the rights or interests of any Lender Group under the Loan Documents that is (x) adverse to such Lender Group and (y) disproportionate in such effect to the effect that such amendment or waiver would have on the rights or interests of any other Lender Group under the Loan Documents, shall be effective, unless in writing and signed by Banks comprising 51% or more of such first Lender Group, based on the Commitments or, if such Commitments shall have expired or been terminated, based on the Term A Loans or Term B Loans, as the case may be, outstanding (in the case of the Term A Banks or the Term B Banks) or the Exposures outstanding (in the case of the RC Banks), of such Lender Group. Unless otherwise specified in such waiver, a waiver of any right under the Loan Documents shall be effective only in the specific instance and for the specific purpose for which given. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of the Administrative Agent, the Issuing Bank, the Swing Line Bank or any Bank under the Loan Documents or Applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of such Person under the Loan Documents or Applicable Law.

     Section 10.08  Set-Off; Suspension of Payment and Performance.
                    ----------------------------------------------

     The Administrative Agent, the Issuing Bank, the Swing Line Bank and each Bank is hereby authorized by the Borrower and each Guarantor, at any time and from time to time, without notice, (a) during any Event of Default, to set off against, and to appropriate and apply to the payment of, the Liabilities of such Person under the Loan Documents (whether owing to the Administrative Agent, the Issuing Bank, the Swing Line Bank or such Bank or to any other Person that is the Administrative Agent, the Issuing Bank, the Swing Line Bank or a Bank and whether matured or unmatured, fixed or contingent or liquidated or unliquidated) any and all Liabilities owing by the Administrative Agent, the Issuing Bank, the Swing Line Bank or such Bank or any of its Affiliates to such Person (whether payable in Dollars or any other currency, whether matured or unmatured and, in the case of Liabilities that are deposits, whether general or special, time or demand and however evidenced and whether maintained at a branch or office located within or without the United States of America) and (b) during any Default, to suspend the payment and performance of such Liabilities owing by such Person or its Affiliates in an amount of the Loans and Drawings plus interest accrued thereon and other amounts then due and payable under the Loan Documents and, in the case of Liabilities that are deposits, to the extent necessary, to return as unpaid for insufficient funds any and all checks and other items drawn against such deposits.

     Section 10.09  Sharing of Recoveries.
                    ---------------------

          (a) Each Bank agrees that, if, for any reason, including as a result of (i) the exercise of any right of counterclaim, set-off, banker's lien or similar right, (ii) its claim in any applicable bankruptcy, insolvency or other similar law being deemed secured by a Debt owed by it to any Loan Party, including a claim deemed secured under Section 506 of the Bankruptcy Code or
(iii) the allocation of payments by the Administrative Agent or any Loan Party in a manner contrary to the provisions of Section 1.21, such Bank shall receive payment of a proportion of the aggregate amount due and payable to it hereunder
(A) as principal of or interest on the Loans or with respect to any LC Participation or any Swing Loan Participation or (B) fees that is greater than the proportion received by any other Bank in respect of the respective aggregates of such amounts due and payable to such other Bank hereunder, then the Bank receiving such proportionately greater payment shall purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such payment) in the rights of the other Banks hereunder in such Loans or fees, as the case may be, so that all such recoveries with respect to such respective amounts due and payable hereunder (net of costs of collection) shall be pro rata; provided that if all or part of such proportionately greater
                   --------
payment received by the purchasing Bank is thereafter recovered by or on behalf of any Loan Party from such Bank, such purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such Bank to the extent of such recovery, but without interest (unless the purchasing Bank is required to pay interest on the amount recovered to the Person recovering such amount, in which case the selling Bank shall be required to pay interest at a like rate). The Borrower expressly consents to the foregoing arrangements and agrees that any holder of a participation in any rights hereunder so purchased or acquired pursuant to this Section 10.09(a) shall, with respect to such participation, be entitled to all of the rights of a Bank as fully as though it were a Bank under Sections 1.20, 7.02 through 7.06, 10.02 and 10.08 (subject to any condition imposed on a Bank hereunder with respect thereto) and may exercise any and all rights of set-off with respect to such participation as fully as though the Borrower were directly indebted to the holder of such participation for Loans in the amount of such participation.

          (b) Each Bank agrees to exercise any right of counterclaim, set-off, banker's lien or similar right that it may have in respect of any Loan Party in a manner so as to apportion the amount subject to such exercise, on a pro rata basis, first, between (i) obligations of such Loan Party for amounts subject to the sharing provisions of Section 10.09(a) and (ii) other Liabilities of such Loan Party and, second, with respect to amounts allocated to obligations of such Loan Party referred to in clause (i), between, first, to Loans and second, Swing Loan Participations.

     Section 10.10  Assignments and Participations.
                    ------------------------------

          (a)  Assignments.
               -----------

          (i) Neither the Borrower nor any other Loan Party may assign any of its rights or obligations under the Loan Documents to which it is a party without the prior written consent of (A) in the case of the documents referred to in Section 8.07, the Administrative Agent and (B) in the case of any of the other Loan Documents, each Bank, and no assignment of any such obligation shall release the Borrower or such other Loan Party therefrom unless the Administrative Agent or each Bank, as applicable, shall have consented to such release in a writing specifically referring to the obligation from which the Borrower or such other Loan Party is to be released.

          (ii) Each Bank may from time to time assign any or all of its rights and obligations under any Loan Documents to one or more Persons; provided that,
                                                                 --------
except in the case of the grant of a security interest to a Federal Reserve Bank (which may be made without condition or restriction), no such assignment shall be effective unless (A) the assignment is consented to by the Administrative Agent, the Issuing Bank, the Swing Line Bank and the Borrower (which consent shall not be unreasonably withheld or delayed), and provided, further, that the
                                                    --------  -------
consent of the Borrower shall not be required (x) in the case of any assignment to an Affiliate of such Bank or another Bank and (y) during an Event of Default,
(B) the assignment shall involve, in the case of a partial assignment, the assignment of not less than $5,000,000 of the assignor Bank's Loans and Commitments so assigned, (C) a Notice of Assignment with respect to the assignment, duly executed by the assignor and the assignee, shall have been given to the Borrower, the Issuing Bank, the Swing Line Bank and the Administrative Agent, (D) in the case of an assignment of a Registered Note, such Registered Note shall have been surrendered for registration of assignment duly endorsed by (or accompanied by a written instrument of assignment duly executed by) the Registered Holder and such assignment shall have been recorded on the Register and (E) except in the case of an assignment by the Bank that is the Administrative Agent, the Administrative Agent shall have been paid an assignment fee of $3,500. Upon any effective assignment, the assignee shall have all of the rights and shall be obligated to perform all of the obligations of a Bank; provided that no assignee shall be entitled to any amounts that would
           --------
otherwise be payable to it with respect to its assignment under Section 1.20 or
Section 7.02 unless (x) such amounts are payable in respect of a Regulatory Change Enacted after the date the applicable assignment agreement was executed or (y) such amounts would have been payable to the Bank that made such assignment if such assignment had not been made. In the event of any effective assignment by a Bank, the Borrower shall, against (except in the case of a partial assignment) receipt of the existing Notes of the assignor Bank, issue new Notes to the assignee Bank.

          (b)  Participation.
               -------------

          Each Bank may from time to time sell or otherwise grant participations in any or all of its rights and obligations under the Borrower Loan Documents without the consent of the Borrower, any Guarantor, the Issuing Bank, the Swing Line Bank or any other Bank; provided that no such grant of a participation
                             --------
shall be effective unless consented to by the Administrative Agent (which consent shall not be unreasonably withheld or delayed). In the event of any such grant by a Bank of a participation, such Bank's obligations under the Loan Documents to the other parties thereto shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, and the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank, the Swing Line Bank and the other Banks may continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations thereunder. A Bank may not grant to any holder of a participation the right to require such Bank to take or omit to take any action under the Loan Documents, except that a Bank may grant to any such holder the right to require such holder's consent to (i) reduce the principal of or the rate of interest on such Bank's Loans or any of the Drawings or the fees payable to such Bank hereunder, (ii) postpone any date fixed for
(A) any payment of principal of or interest on such Bank's Loans, any of the Drawings or the fees payable to such Bank hereunder or (B) the expiration of any Letter of Credit if such postponement would extend the expiration date of such

Letter of Credit beyond the RC Termination Date, (iii) permit any Loan Party to assign any of its obligations under the Loan Documents to any other Person,
(iv) release any Guarantor from its obligations under Article 9 or (v) release any Collateral from the Security Interest except as required or contemplated by the Loan Documents. Each holder of a participation in any rights under the Borrower Loan Documents, if and to the extent the applicable participation agreement so provides, shall, with respect to such participation, be entitled to all of the rights of a Bank as fully as though it were a Bank under Sections 1.20, 7.02 through 7.06, 10.02 and 10.08 (subject to any conditions imposed on a Bank hereunder with respect thereto, including delivery of the forms and certificates required under Section 1.20(c)) and may exercise any and all rights of set-off with respect to such participation as fully as though the Borrower were directly indebted to the holder of such participation for Loans in the amount of such participation; provided that no holder of a participation shall
                              --------
be entitled to any amounts that would otherwise be payable to it with respect to its participation under Section 1.20 or 7.02 unless (x) such amounts are payable in respect of a Regulatory Change Enacted after the date the applicable participation agreement was executed or (y) such amounts would have been payable to the Bank that granted such participation if such participation had not been granted. Each Bank selling or granting a participation shall indemnify the Borrower and the Administrative Agent for any Taxes and Liabilities that they may sustain as a result of such Bank's failure to withhold and pay any Taxes applicable to payments by such Bank to its participant in respect of such participation.

     Section 10.11  Governing Law.
                    -------------

     The rights and duties of the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank, the Swing Line Bank and the Banks under this Agreement and the Notes (including matters relating to the Maximum Permissible Rate) shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

     Section 10.12  Judicial Proceedings; Waiver of Jury Trial.
                    ------------------------------------------

     Any judicial proceeding brought against the Borrower or any Guarantor with respect to any Loan Document Related Claim may be brought in any court of competent jurisdiction in the City of New York, and, by execution and delivery of this Agreement, the Borrower and each Guarantor (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any Loan Document Related Claim and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. The Borrower and each Guarantor hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 10.01(b), and service so made shall be deemed completed on the third Business Day after such service is deposited in the mail. Nothing herein shall affect the right of the Administrative Agent, the Issuing Bank, the Swing Line Bank, any Bank or any other Indemnified Person to serve process in any other manner permitted by law or shall limit the right of the Administrative Agent, the Issuing Bank, the Swing Line Bank, any Bank or any other Indemnified Person to bring proceedings against the Borrower or any Guarantor in the courts of any other jurisdiction. Any judicial proceeding by the Borrower or any Guarantor against the Administrative Agent involving any Loan Document Related Claim shall be brought only in a court located in the City and State of New York and in the case of a Bank or the Issuing Bank or the Swing Line Bank, the jurisdiction in which the Bank's principal United States office is located. THE BORROWER, THE ADMINISTRATIVE AGENT, THE ISSUING BANK, THE SWING LINE BANK, EACH BANK AND EACH GUARANTOR HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH ANY OF THEM ARE PARTY INVOLVING ANY LOAN DOCUMENT RELATED CLAIM.

     Section 10.13  LIMITATION OF LIABILITY.
                    -----------------------

     NEITHER THE ADMINISTRATIVE AGENT, THE ISSUING BANK, THE SWING LINE BANK, NOR ANY OTHER INDEMNIFIED PERSON SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND THE BORROWER AND EACH GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE FOR, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL, AND, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, PUNITIVE, DAMAGES SUFFERED BY THE BORROWER OR SUCH GUARANTOR IN CONNECTION WITH ANY LOAN DOCUMENT RELATED CLAIM.

     Section 10.14  Severability of Provisions.
                    --------------------------

     Any provision of the Borrower Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Borrower and each Guarantor hereby waive any provision of Applicable Law that renders any provision of the Borrower Loan Documents prohibited or unenforceable in any respect.

     Section 10.15  Counterparts.
                    ------------

     This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

     Section 10.16  Survival of Obligations.
                    -----------------------

     Except as otherwise expressly provided therein, the rights and obligations of the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank, the Swing Line Bank and the other Indemnified Persons under the Borrower Loan Documents shall survive the Repayment Date and the termination of the Security Interest; provided that the obligations of the Guarantors under Article 9 shall
          --------
be subject to the proviso to the definition of Guaranteed Obligations.

     Section 10.17  Entire Agreement.
                    ----------------

     This Agreement, the Notes and the other Loan Documents embody the entire agreement between the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank, the Swing Line Bank and the Banks relating to the subject matter hereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

     Section 10.18  Successors and Assigns.
                    ----------------------

     All of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 10.19  Cash Collateral.
                    ---------------

     If, at any time, cash collateralization of Contingent Reimbursement Obligations shall be required pursuant to any provision of any of the Loan Documents, such cash collateralization shall be made by deposit of funds in Dollars, in the required amount, into an interest bearing cash collateral account at the Administrative Agent's

Office, which account shall be under the dominion and control of the Administrative Agent and is hereby pledged to the Banks, the Issuing Bank and the Swing Line Bank as security for the payment of the Contingent Reimbursement Obligations and any other amounts that may become payable hereunder or under the other Loan Documents. Funds deposited in such account, and any income thereon, may be applied by the Administrative Agent against amounts payable under the Loan Documents as such amounts become due. Any funds remaining in such account when all Contingent Reimbursement Obligations and other amounts payable under the Loan Documents shall have been paid shall be returned to the Borrower.

     Section 10.20  Registered Notes.
                    ----------------

     A Bank that is a Non-US Bank and that has complied with Section 1.20(c)(A)(1)(bb) may, by written request delivered to the Borrower and the Administrative Agent, have any or all of its Notes issued as Registered Notes, and for this purpose the Borrower shall cause to be maintained a Register. Once issued, Registered Notes may not be exchanged for Notes that are not Registered Notes and the ownership of Registered Notes, and of the Loans evidenced thereby, may be transferred only in accordance with the provisions of Section 10.10(a)(ii)(E).

     Section 10.21  Foreign Currency Conversion.
                    ---------------------------

     (a) Each reference in this Agreement to Dollars is of the essence. If in connection with determining the amount of a judgment to be rendered in a currency other than Dollars it is necessary to convert a sum payable in Dollars into such other currency, then, unless another rate of exchange is required under Applicable Law, the rate of exchange used shall be the Administrative Agent's spot rate of exchange in New York City on the Business Day immediately preceding the day on which final judgment is to be rendered. Notwithstanding the foregoing, to the fullest extent permitted by Applicable Law, the obligation of the Borrower in respect of any amount due in Dollars under the Loan Documents shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in Dollars that the Person entitled to receive such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such Person receives such payment. If the amount of Dollars so purchased on such Business Day in accordance with such procedures is for any reason less than the sum originally due to such Person in Dollars, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Person against such loss, and if the amount of Dollars so purchased exceeds the sum of (a) the amount originally due to the relevant Person in Dollars plus (b) any amounts shared with other Banks as a result of allocations of such excess as a disproportionate payment to such Person under
Section 10.09, such Person agrees to remit such excess to the Borrower.

     (b) If any amount is received or recovered by the Administrative Agent, the Secured Party or any Bank in respect of the Secured Obligations (whether pursuant to a judgment or otherwise) in a currency other than Dollars, then the Administrative Agent, the Secured Party or such Bank, as the case may be, may convert such other currency into Dollars at the Administrative Agent's spot rate of exchange in New York City on the Business Day immediately following the day that such amount is received in such other currency.

     (c) For purposes of determining the amount of any Indebtedness, Investments, Restricted Payments, Guaranties or other amounts under the Loan Documents in a currency other than

Dollars, such other currency shall be converted on the basis of the Administrative Agent's spot rate of exchange in New York City on the Business Day immediately preceding the date of such determination.

                                   ARTICLE 11
                                   ----------


                                 INTERPRETATION
                                 --------------

     Section 11.01  Defined Terms.
                    -------------

     For the purposes of this Agreement:

     "Accumulated Funding Deficiency" has the meaning ascribed to that term in
      ------------------------------
Section 302(a)(2) of ERISA.

     "Additional Commitment Bank" has the meaning ascribed to that term in
      --------------------------
Section 1.14(c).

     "Adjudicated Letter of Credit Claim" means a final judgment against the
      ----------------------------------
Issuing Bank in a proceeding in which the Borrower had the risk of persuasion that (a)(i) documents presented under a Letter of Credit on the basis of which a Drawing was made did not comply with the terms thereof and (ii) the Issuing Bank's payment against such documents constituted gross negligence or bad faith or (b) the Issuing Bank willfully failed to pay under a Letter of Credit after the presentation to the Issuing Bank by the beneficiary (or a transferee to whom such Letter of Credit had been transferred in accordance with its terms) of documents strictly complying with the terms and conditions of such Letter of Credit; and for this purpose a "final judgment" means a judgment by a court that is binding on the Issuing Bank, final and not subject to review on appeal.

     "Adjusted Eurodollar Rate" means, for any Interest Period, a rate per annum
      ------------------------
(rounded upward, if necessary, to the next higher 1/16 of 1%) equal to the rate obtained by dividing (a) the Eurodollar Rate for such Interest Period by (b) a percentage equal to 1 minus the Reserve Requirement in effect from time to time during such Interest Period.

     "Administrative Agent" means The Bank of New York, as agent for and
      --------------------
representative (within the meaning of Section 9-105(m) of the Uniform Commercial
Code) of the Banks and the Issuing Bank under the Loan Documents, and any successor Administrative Agent appointed pursuant to Section 8.08.

     "Administrative Agent's Office" means the address of the Administrative
      -----------------------------
Agent specified in or determined in accordance with the provisions of Section 10.01(b).

     "Affiliate" means, with respect to a Person, any other Person that,
      ---------
directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such first Person; unless otherwise specified, "Affiliate" means an Affiliate of the Borrower. For purposes of this definition, the term "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of securities or partnership or other ownership interests or by contract or otherwise.

     "Affiliate Indebtedness" means Indebtedness payable by the Borrower to any
      ----------------------
Person or group of Persons that are Affiliates.

     "Affiliate Note" means the [Promissory Note by the Borrower to
      --------------
_____________]; provided that such [promissory note] is subject to a
                --------
Subordination Agreement.

     "Agreed Rate" means, for any day with respect to a Swing Loan, a rate per
      -----------
annum equal to the rate agreed to by the Borrower and the Swing Line Bank as the rate of interest applicable to such Swing Loan.

     "Agreed Rate Interest Period" has the meaning ascribed to that term in
      ---------------------------
Section 1.02(b)(i).

     "Agreed Rate Loan" means a Swing Loan the interest on which is, or is to
      ----------------
be, as the context may require, computed on the basis of the applicable Agreed Rate.

     "Agreement" means this Agreement, including all schedules, annexes and
      ---------
exhibits hereto.

     "Agreement Date" means the date set forth as such on the signature pages
      --------------
hereof, which date is the date the executed copies of this Agreement were delivered by all parties hereto and, accordingly, this Agreement became effective and the Banks, the Issuing Bank and the Swing Line Bank first became committed to make the Loans and other extensions of credit contemplated by this Agreement. If no such date is there set forth, the Agreement Date shall be the date as of which this Agreement is dated.

     "Applicable Law" means, anything in Section 10.11 to the contrary
      --------------
notwithstanding, (a) all applicable common law and principles of equity and (b) all applicable provisions of all (i) constitutions, statutes, rules, regulations and orders of governmental bodies, (ii) Governmental Approvals and Governmental Registrations and (iii) orders, decisions, judgments and decrees of all courts (whether at law or in equity or admiralty) and arbitrators.

     "Application" means a request for the issuance or amendment of a Letter of
      -----------
Credit in such form as the Issuing Bank shall require.

     "Bank" means (a) any Person listed on the signature pages hereof as a Bank
      ----
and (b) any Person that has been assigned any or all of the rights or obligations of a Bank pursuant to Section 10.10(a).

     "Bank Nonparticipation" means (a) the inability of any Bank to acquire any
      ---------------------
LC Participation pursuant to Section 1.10(a) or to make any payment required by it under Section 1.10(b) because of such Bank's having been subject to receivership, insolvency or other similar laws, (b) the refusal of any Bank to acquire any LC Participation pursuant to Section 1.10(a) or to make any payment required by it under Section 1.10(b) or (c) the giving by any Bank to the Issuing Bank of any notice (which has not been retracted) of its intention not to so acquire any LC Participation or to make any such required payment.

     "Bank Tax" means any net income, franchise or similar Tax imposed upon any
      --------
Bank by any jurisdiction (or political subdivision thereof) in which such Bank or any of its Lending

Offices is located or where such Bank is otherwise subject to tax other than as a result of the transactions contemplated by this Agreement, but in no event shall it mean any withholding tax.

     "Bankruptcy Default" means a Default which is such by virtue of Section
      ------------------
6.01(f).

     "Base Rate" means, for any day, a rate per annum equal to the higher of (a)
      ---------
the Prime Rate in effect on such day and (b) the sum of the Federal Funds Rate in effect on such day plus 0.500%.

     "Base Rate Loan" means a Loan the interest on which is, or is to be, as the
      --------------
context may require, computed on the basis of the Base Rate.

     "Base Rate Margin" means with respect to (a) Base Rate Loans that are Term
      ----------------
B Loans outstanding at any time, 0.75% and (b) Base Rate Loans that are RC Loans or Term A Loans (i) outstanding during any period on or before the date three Business Days after the delivery of the financial statements of the Borrower pursuant to Section 5.01(a) for the quarterly period ending September 30, 1998, 0.500% and (ii) outstanding during any period thereafter, such percentage as set forth in the following table opposite the applicable Leverage Ratio for the four fiscal quarters of the Borrower most recently completed prior to such period:

                                                             Applicable Base
                Leverage Ratio                                 Rate Margin
----------------------------------------------  -----------------------------------------
greater than or
 equal to         5.75 : 1.00                                                      0.500%
less than  5.75 : 1.00 but greater than or equal to 5.50 : 1.00                    0.375%
less than  5.50 : 1.00 but greater than or equal to 5.00: 1.00                     0.125%
less than  5.00 : 1.00                                                             0.000%

     The Base Rate Margin will be adjusted upon receipt of the Borrower's quarterly financial statements for each fiscal quarter of the Borrower. Not later than three Business Days after receipt by the Administrative Agent of the financial statements required to be delivered pursuant to Section 5.01(a) or (b) for each fiscal quarter of the Borrower, the Administrative Agent shall determine the Leverage Ratio for the applicable period and shall promptly notify the Borrower and the Banks of such determination and of any change in the Base Rate Margin resulting therefrom; provided that (x) if financial statements are
                                 --------
not delivered on or prior to the date when due, during the period from the date when due to the date that is three Business Days after such financial statements are so delivered or (y) if an Event of Default described in Section 6.01(a) shall at any time exist, the Base Rate Margin shall be 0.500%. Any change in the Base Rate Margin (other than one pursuant to the proviso to the immediately
                                                     -------
preceding sentence) shall be effective as of the date the Administrative Agent so notifies the Borrower and the Banks with respect to all Loans outstanding on such date, and such new Base Rate Margin shall continue in effect until the effective date of the next redetermination in accordance with this Section. Each determination of the Leverage Ratio and Base Rate Margin by the Administrative Agent in accordance with this Section shall be conclusive and binding on the Borrower and the Banks absent manifest error.

     "Benefit Plan" of any Person, means, at any time, any employee benefit plan
      ------------
(including a Multiemployer Benefit Plan), the funding requirements of which (under Section 302 of ERISA or Section 412 of the Code) are, or at any time within six years immediately preceding the time in question were, in whole or in part, the responsibility of such Person. All Benefit Plans of the Borrower in existence on the Agreement Date are listed on Schedule 4.12.
                                              -------------

     "Borrower" means Ziff-Davis Inc., a Delaware corporation.
      --------

     "Borrower Loan Documents" means the Loan Documents to which the Borrower is
      -----------------------
a party.

     "Business Day" means any day other than a Saturday, Sunday or other day on
      ------------
which banks in New York City are authorized to close.

     "Business Unit" means the assets constituting the business, or a division
      -------------
or operating unit thereof, of any Person.

     "Capital Security" means, with respect to any Person, (a) any share of
      ----------------
capital stock or other ownership interest of such Person and (b) any security convertible into, or any option, warrant or other right to acquire, any share of capital stock or other ownership interest of such Person.

     "Cash Management Arrangements" means any foreign exchange contracts
      ----------------------------
(whether the same are for future or spot delivery or a hedge transaction), derivative obligations (including commodities swaps, commodities options, equity or equity index swaps and the like) and overdrafts and other extensions of credit under cash management arrangements, checking accounts and the like.

     "Code" means the Internal Revenue Code of 1986.
      ----

     "Collateral" means all property in which a Lien is created pursuant to the
      ----------
Loan Documents.

     "Commitment" of any Bank means such Bank's Term A Commitment, Term B
      ----------
Commitment and RC Commitment.

     "Commitment Increase" has the meaning ascribed to that term in Section
      -------------------
1.14(c).

     "Commitment Increase Supplement" has the meaning ascribed to that term in
      ------------------------------
Section 1.14(c).

     "Consolidated EBITDA" means, for any period, the consolidated EBITDA of the
      -------------------
Borrower and the Consolidated Subsidiaries for such period (taken as a cumulative whole).

     "Consolidated Excess Cash Flow" means, for any period, the excess of (a)
      -----------------------------
the sum of (i) Consolidated EBITDA for such period (plus the amount of net cash proceeds received during such period on account of any gain, and minus the amount of cash paid during such period on account of any loss, excluded from Consolidated EBITDA under clause (b) of the definition thereof) and (ii) the aggregate of the decreases, if any, in Non-Cash Working Capital of the Borrower and the Consolidated Subsidiaries during such period, over (b) the sum of (i) interest paid or payable in cash by the Borrower and the Consolidated Subsidiaries during such period other than interest paid to the Borrower or any Consolidated Subsidiary, (ii) income taxes of the Borrower and the Consolidated Subsidiaries paid or payable in cash for such period, (iii) expenditures by the Borrower and the Consolidated Subsidiaries during such period for fixed assets and capital equipment, determined on a consolidated basis and net of any credits or reimbursements with respect to such expenditures received by the Borrower or any Consolidated Subsidiary, (iv) scheduled payments of principal of Indebtedness made by the Borrower and the Consolidated Subsidiaries during such period other than payments of Indebtedness owing to the Borrower or any Consolidated Subsidiary, (v) the aggregate of the increases, if any, in Non-Cash Working Capital during such period of the Borrower and the Consolidated Subsidiaries, (vi) the aggregate amount of Investments made by the Borrower and the Consolidated Subsidiaries during such period and (vii) the aggregate consideration paid by the Borrower and the Consolidated Subsidiaries for the acquisition of assets during such period, to the extent in excess of Net Cash Proceeds resulting from asset dispositions by the Borrower and the Consolidated Subsidiaries to which Section 4.10 is not applicable.

     "Consolidated Fixed Charges" means, for any period, the sum of (a) the
      --------------------------
aggregate amount of principal payments of Indebtedness scheduled to have been made by the Borrower and the Consolidated Subsidiaries during such period, determined on a consolidated basis, (b) Consolidated Interest Expense and cash taxes paid or payable for such period, (c) expenditures by the Borrower and the Consolidated Subsidiaries for fixed assets and capital equipment during such period and (d) any Restricted Payment made by the Borrower or any Consolidated Subsidiary during such period.

     "Consolidated Indebtedness" means, at any time, the consolidated
      -------------------------
Indebtedness of the Borrower and its Consolidated Subsidiaries as at such time.

     "Consolidated Interest Expense" means, for any period, without duplication,
      -----------------------------
(i) all interest paid or payable on Indebtedness of the Borrower and the Consolidated Subsidiaries for such period and commitment fees in respect thereof paid or payable for such period plus (ii) the net amount accrued, whether or not
                                ----
actually paid, by such Persons pursuant to any interest rate or currency swap or similar transaction entered into pursuant to Section 4.22 during such period (or minus the net amount receivable, whether or not actually received, by such
-----
Persons thereunder during such period).

     "Consolidated Subsidiary" means, with respect to any Person at any time,
      -----------------------
any Subsidiary (other than, in the case of the Borrower or a Consolidated Subsidiary, ZDTV) or other Person the accounts of which would be consolidated with those of such first Person in its consolidated financial statements as of such time; unless otherwise specified, "Consolidated Subsidiary" means a Consolidated Subsidiary of the Borrower.

     "Contingent Reimbursement Obligation" means, with respect to a Letter of
      -----------------------------------
Credit, at any time, the amount of the contingent obligation of the Borrower, at such time, to reimburse the Issuing Bank for any Drawing that may be made under such Letter of Credit.

     "Contract" means (a) any agreement (whether bilateral or unilateral or
      --------
executory or non-executory and whether a Person entitled to rights thereunder is so entitled directly or as a third-party beneficiary), including an indenture, lease or license, (b) any deed or other instrument of conveyance, (c) any certificate of incorporation or charter and (d) any by-law.

     "Credit Extension" means (a) the making by any Bank or the Swing Line Bank
      ----------------
of any Loan and (b) the issuance by the Issuing Bank of any Letter of Credit.

     "Debt" means any Liability that constitutes "debt" or "Debt" under section
      ----
101(11) of the Bankruptcy Code or under the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any analogous Applicable Law.

     "Default" means any condition or event that constitutes an Event of Default
      -------
or that with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Dollars" and the sign "$" mean lawful money of the United States of
      -------                -
America.

     "Domestic Lending Office" means (a) the branch or office of any Bank set
      -----------------------
forth below such Bank's name under the heading "Domestic Lending Office" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment,
-------
the branch or office of such Bank set forth as its Domestic Lending Office in the Notice of Assignment relating to such assignment or (b) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Base Rate Loans and LC Participations are to be made or maintained and, if such Bank is an Issuing Bank, and its Letters of Credit will be issued and its Contingent Reimbursement Obligations and Drawings are to be made or maintained.

     "Drawing" means (a) any amount disbursed by the Issuing Bank under a Letter
      -------
of Credit and (b) as the context may require, the Borrower's obligation to reimburse the Issuing Bank for such amounts disbursed.

     "EBITDA" means, for any Person and for any period, the sum of:
      ------

          (a) Net Income of such Person for such period; plus
                                                         ----

          (b) the sum of the following items (to the extent deducted in the computation of such Net Income):

              (i)  depreciation expense;

             (ii)  amortization expense;

            (iii) interest expense and commitment fees paid or payable for such period with respect to Indebtedness of such Person (other than InterCompany Indebtedness), including imputed interest on capital leases and fees and other amounts paid or payable for such period to any Person under interest rate or currency swap or similar transactions;

             (iv)  income tax expense; and

              (v)  other non-cash items.

EBITDA will be adjusted to (A) exclude the EBITDA attributable to any asset or business that was disposed of (either directly or as part of an exchange) by such Person and (B) include the EBITDA attributable to any asset or business that was acquired (either directly or as part of an exchange) by such Person, in each case during the period of calculation (as if such asset or business had not been owned, or had been owned (as applicable), by such Person during such period).

     "EBITDA Percentage" means, as of the date of any sale, pledge or other
      -----------------
disposition (whether voluntary or involuntary) of the Capital Securities of a Consolidated Subsidiary or assets comprising a Business Unit of a Person, the ratio, expressed as a percentage, derived by dividing (a) EBITDA attributable thereto for the period of four consecutive fiscal quarters ending on the last day of the most recent fiscal year or fiscal quarter in respect of which the Administrative Agent shall have received the financial statements delivered, or to be delivered, pursuant to Section 5.01(a) or (b) by (b) Consolidated EBITDA for such period.

     "Eligible Assignee" means (a) any commercial bank, savings and loan
      -----------------
institution or savings bank organized under the laws of the United States of America, or any State thereof, and having combined capital and surplus in excess of $100,000,000, (b) any commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development ("OECD"), or a political subdivision of any such country, and having
              ----
combined capital and surplus (or the equivalent thereof under the accounting principles applicable thereto) in excess of $100,000,000; provided that such
                                                          --------
bank is acting through a branch, agency or Affiliate of such bank located in the country in which it is organized or another country that is also a member of the OECD, (c) the central bank of any country that is a member of the OECD and (d) any insurance company, pension fund, mutual fund or other financial institution of recognized standing.

     "Enacted" means, as applied to a Regulatory Change, the date such
      -------
Regulatory Change first becomes effective or is implemented or first required or expected to be complied with, whether the same is (a) the result of an enactment by a government or any agency or political subdivision thereof, a determination of a court or regulatory authority, a request or directive of a regulatory authority, or otherwise or (b) enacted, adopted, issued or proposed before or after the Agreement Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974.
      -----

     "ERISA Affiliate" means, with respect to any Person, any other Person,
      ---------------
including a Subsidiary or other Affiliate of such first Person, that is a member of any group of organizations within the meaning of Code Section 414(b), (c),
(m) or (o) of which such first Person is a member.

     "Eurodollar Business Day" means any Business Day on which dealings in
      -----------------------
Dollar deposits are carried on in the London interbank market and on which commercial banks are open for domestic and international business (including dealings in Dollar deposits) in London, England.

     "Eurodollar Lending Office" means (a) the branch or office of any Bank set
      -------------------------
forth below such Bank's name under the heading "Eurodollar Lending Office" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment,
-------
the branch or office of such Bank set forth as its Eurodollar Lending Office in the Notice of Assignment relating to such assignment or (b) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Eurodollar Rate Loans are to be made or maintained.

     "Eurodollar Rate" means, for any Interest Period, the rate per annum that
      ---------------
appears on page 3750 or any successor page of the Telerate screen which displays British Bankers Association Settlement Rates for deposits in Dollars, of the offered quotation for deposits in Dollars for a period equal to such Interest Period, at 11:00 a.m. (London time) on the second Eurodollar Business Day before the first day of such Interest Period.

     "Eurodollar Rate Loan" means a Loan the interest on which is, or is to be,
      --------------------
as the context may require, computed on the basis of the Adjusted Eurodollar
Rate.

     "Eurodollar Rate Margin" means, with respect to (a) Eurodollar Rate Loans
      ----------------------
that are Term B Loans outstanding at any time, 1.75% and (b) Eurodollar Rate Loans that are RC Loans or Term A Loans (i) outstanding during any period on or before the date three Business Days after the delivery of the financial statements of the Borrower pursuant to Section 5.01(a) for the quarterly period ending September 30, 1998, 1.500% and (ii) outstanding during any period thereafter, such percentage as set forth in the following table opposite the applicable Leverage Ratio for the four fiscal quarters of the Borrower most recently completed prior to such period:

                                                                            Applicable Eurodollar
                Leverage Ratio                                                   Rate Margin
----------------------------------------------                    ------------------------------------------
     greater than or equal to  5.75 : 1.00                                           1.500%
less than 5.75 : 1.00 but greater than or equal to  5.50 : 1.00                      1.375%
less than 5.50 : 1.00 but greater than or equal to  5.00 : 1.00                      1.125%
less than 5.00 : 1.00 but greater than or equal to  4.50 : 1.00                      1.000%
less than 4.50 : 1.00 but greater than or equal to  4.00 : 1.00                      0.750%
less than 4.00 : 1.00 but greater than or equal to  3.50 : 1.00                      0.625%
less than 3.50 : 1.00                                                                0.500%

     The Eurodollar Rate Margin will be adjusted upon receipt of the Borrower's quarterly financial statements for each fiscal quarter of the Borrower. Not later than three Business Days after receipt by the Administrative Agent of the financial statements required to be delivered pursuant to Section 5.01(a) or (b) for each fiscal quarter of the Borrower, the Administrative Agent shall determine the Leverage Ratio for the applicable period and shall promptly notify the Borrower and the Banks of such determination and of any change in the Eurodollar Rate Margin resulting therefrom; provided that (x) if financial
                                            --------
statements are not delivered on or prior to the date when due, during the period from the date when due to the date that is three Business Days after such financial statements are so delivered or (y) if an Event of Default described in
Section 6.01(a) shall at any time exist, the Eurodollar Rate Margin shall be 1.500%. Any change in the Eurodollar Rate Margin shall (other than one pursuant to the proviso to the immediately preceding sentence) be effective as of the
       -------
date the Administrative Agent so notifies the Borrower and the Banks with respect to all Loans outstanding on such date, and such new Eurodollar Rate Margin shall continue in effect until the effective date of the next redetermination in accordance with this Section, and shall not be retroactive. Each determination of the Leverage Ratio and Eurodollar Rate Margin by the Administrative Agent in accordance with this Section shall be conclusive and binding on the Borrower and the Banks absent manifest error.

     "Event of Default" means any of the events specified in Section 6.01.
      ----------------

     "Existing Guaranty" means (a) any Guaranty outstanding on the Agreement
      -----------------
Date, to the extent set forth on Schedule 4.06 and (b) any Guaranty that
                                 -------------
constitutes a renewal, extension or replacement of an Existing Guaranty, but only if (i) at the time such Guaranty is entered into and immediately after giving effect thereto, no Default would exist, (ii) such Guaranty is binding only on the obligor or obligors under the Guaranty so renewed, extended or replaced, (iii) the principal amount of the obligations Guaranteed by such Guaranty does not exceed the principal amount of the obligations Guaranteed by the Guaranty so renewed, extended or replaced at the time of such renewal, extension or replacement and (iv) the obligations Guaranteed by such Guaranty bear interest at a rate per annum not exceeding the rate borne by the obligations Guaranteed by the Guaranty so renewed, extended or replaced except for any increase that is commercially reasonable at the time of such increase.

     "Existing Investments" means any Investment listed on Schedule 4.11.
      --------------------                                 -------------

     "Exposure" of a Bank means, at any time, an amount equal to the sum of (a)
      --------
the aggregate unpaid principal amount at such time of the RC Loans of such Bank, and (b) the aggregate at such time of the Letter of Credit Amounts of such Bank, and (c) such Bank's Pro Rata Share of the aggregate unpaid principal amount at such time of the Swing Loans.

     "Federal Funds Rate" means, for any day, the weighted average of the rates
      ------------------
on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of quotations for such day on such transactions received by The Bank of New York from three Federal funds brokers of recognized standing selected by such Bank.

     "Funded Current Liability Percentage" has the meaning ascribed to that term
      -----------------------------------
in Code Section 401(a)(29)(E).

     "Funding Demand" has the meaning ascribed to that term in Section
      --------------
1.10(b)(i).

     "Generally Accepted Accounting Principles" means generally accepted
      ----------------------------------------
accounting principles as in effect in the United States of America on, unless specifically stated otherwise in this Agreement, the Agreement Date.

     "Governmental Approval" means any authorization, consent, approval, license
      ---------------------
(or the like) or exemption (or the like) of, any governmental unit.

     "Governmental Registration" means any registration or filing (or the like)
      -------------------------
with, or report or notice (or the like) to, any governmental unit.

     "Guaranteed Obligations" means all Liabilities of the Borrower and each
      ----------------------
Guarantor owing to, or in favor or for the benefit of, or purporting to be owing to, or in favor or for the benefit of, the Administrative Agent or any Bank under the Loan Documents or under any interest rate or currency swap or similar transaction entered into pursuant to Section 4.22 (including in the case of a Bank that is the Issuing Bank or the Swing Line Bank, those in favor of such Bank in such capacity), in each case (i) WHETHER NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, (ii) whether owing to, or in favor or for the benefit of, or purporting to be owing to or in favor or the benefit of, the Person that is the Administrative Agent or a Bank as of the Agreement Date or any Person or Persons that become the Administrative Agent or a Bank by reason of any succession or assignment at any time thereafter and (iii) WHETHER OR NOT AN ALLOWABLE CLAIM AGAINST THE BORROWER OR SUCH GUARANTOR UNDER THE BANKRUPTCY CODE OR OTHERWISE ENFORCEABLE AGAINST THE BORROWER OR SUCH GUARANTOR, AND INCLUDING IN ANY EVENT, INTEREST AND OTHER LIABILITIES ACCRUING OR ARISING AFTER THE FILING BY OR AGAINST THE BORROWER OR SUCH GUARANTOR OF A PETITION UNDER THE BANKRUPTCY CODE OR THAT WOULD HAVE SO ACCRUED OR ARISEN BUT FOR THE FILING OF SUCH A PETITION.

     "Guarantor" shall mean each Person listed on Schedule 9.01 and each Person
      ---------                                   -------------
executing and delivering a Guarantor Supplement.

     "Guarantor Supplement" shall mean a supplement hereto in the form of
      --------------------
Exhibit F.
---------

     "Guaranty" of any Person means any obligation, contingent or otherwise, of
      --------
such Person (a) to pay any Liability of any other Person or to otherwise protect, or having the practical effect of protecting, the holder of any such Liability against loss (whether such obligation arises by virtue of such Person being a partner of a partnership or participant in a joint venture or by agreement to pay, to keep well, to purchase assets, goods, securities or services or to take or pay, or otherwise) or (b) incurred in connection with the issuance by a third Person of a Guaranty of any Liability of any other Person (whether such obligation arises by agreement to reimburse or indemnify such third Person or otherwise). The word "Guarantee" when used as a verb has the correlative meaning.

     "Indebtedness" of any Person means (in each case, whether such obligation
      ------------
is with full or limited recourse), without duplication, (a) any obligation of such Person for borrowed money, (b) any obligation of such Person evidenced by a bond, debenture, note or other similar instrument, (c) any obligation of such Person to pay the deferred purchase price of property or services, except a trade account payable that arises in the ordinary course of business but only if and so long as the same is payable on customary trade terms, (d) any obligation of such Person as lessee under a capital lease, (e) any Mandatorily Redeemable Stock of such Person owned by any Person other than such Person or an Indebtedness-Free Subsidiary of such Person (the amount of such Mandatorily Redeemable Stock to be determined for this purpose as the higher of the liquidation preference of and the amount payable upon redemption of such Mandatorily Redeemable Stock), (f) any obligation of such Person to purchase securities or other property that arises out of or in connection with the sale of the same or substantially similar securities or property, (g) any non-contingent obligation of such Person to reimburse any other Person in respect of amounts paid under a letter of credit or other Guaranty issued by such other Person to the extent that such reimbursement obligation remains outstanding after it becomes non-contingent,
(h) any amount that is due and payable under an interest rate or currency swap or similar obligation, including any amount required to be paid upon the early termination or other unwinding of any such obligation but excluding any regularly scheduled interim payments thereunder except to the extent that any such interim payment is overdue beyond any applicable grace period, except that if any agreement relating to such obligation provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount thereof, (i) any Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on any asset of such Person and (j) any Indebtedness of others Guaranteed by such Person.

     "Indebtedness-Free Subsidiary" means a Subsidiary (a) all of the Capital
      ----------------------------
Securities, other ownership interests and rights to acquire ownership interests of which are owned or controlled by the Borrower, by one or more other Indebtedness-Free Subsidiaries or by the Borrower and one or more other Indebtedness-Free Subsidiaries and (b) that has no Indebtedness other than the Loans and Indebtedness owing to the Borrower or another Indebtedness-Free Subsidiary.

     "Indemnified Person" means (a) any Person that is, or at any time was, the
      ------------------
Administrative Agent, a Bank, the Swing Line Bank, the Issuing Bank, an Affiliate of any such Person or a director, officer, employee or agent of any such Person and (b) a Syndication Agent, Co-Documentation Agent or Lead Arranger (each as identified on the cover of this Agreement), or a director, officer, employee or agent of any thereof.

     "Indenture" means the Indenture dated as of May ___, 1998 between Ziff-
      ---------
Davis Inc. (formerly known as ZD Inc.) and The Bank of New York providing for the issuance by the Borrower of the Subordinated Notes.

     "Information" means data, certificates, reports, statements (including
      -----------
financial statements), opinions of counsel, documents and other information.

     "Intellectual Property" means (a) (i) patents and patent rights, (ii)
      ---------------------
trademarks, trademark rights, trade names, trade name rights, corporate names, business names, trade styles, service marks, logos and general intangibles of like nature and (iii) copyrights, in each case whether registered, unregistered or under pending registration and, in the case of any such that are registered or under pending registration, whether registered or under pending registration under the laws of the United States of America or any other country, (b) reissues, continuations, continuations-in-part and extensions of any Intellectual Property referred to in clause (a), and (c) rights relating to any Intellectual Property referred to in clause (a) or (b), including rights under applications (whether pending under the laws of the United States of America or any other country) or licenses relating thereto.

     "InterCompany Indebtedness" means Indebtedness payable by the Borrower or
      -------------------------
any Guarantor to the Borrower or any Guarantor.

     "Interest Period" means a period commencing, in the case of the first
      ---------------
Interest Period applicable to a Eurodollar Rate Loan, on the date of the making of, or conversion into, such Loan, and, in the case of each subsequent, successive Interest Period applicable thereto, on the last day of the immediately preceding Interest Period, and ending in the case of Eurodollar Rate Loans, depending on the Type of Loan, on the same day in the first, second, third or sixth, and if such type of Eurodollar Rate Loan is made available by all of the Banks, ninth or twelfth calendar month thereafter, except that (a) any Interest Period that would otherwise end on a day that is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Eurodollar Business Day and (b) any Interest Period that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period ends) shall end on the last Eurodollar Business Day of a calendar month.

     "Interest Rate Protection Agreements" means, for any Person, an interest
      -----------------------------------
rate swap, cap or collar agreement or similar arrangement between such Person and a Bank or other financial institution having combined capital and surplus of at least $200,000,000 or that has (or that is a subsidiary of a bank holding company that has) publicly traded unsecured long-term debt securities given a rating of A- (or the equivalent rating then in effect) or better by Standard & Poor's Ratings Group or a rating of A3 (or the equivalent rating then in effect) or better by Moody's Investors Service, Inc., providing for the transfer or mitigation of increases in interest rates either generally or under specific contingencies.

     "Investment" of any Person means (a) any Capital Security, evidence of
      ----------
Indebtedness or other security or instrument issued by any other Person, (b) any loan, advance or extension of credit to (including Guaranties of Liabilities of), or any contribution to the capital of, any other Person and (c) any other investment in any other Person. An Investment shall be deemed to be "outstanding", except to the extent that it has been paid or otherwise satisfied in cash (whether as a payment of principal, interest, dividend or other distribution in respect thereof) or the Person making such Investment has received cash in consideration for the sale thereof, notwithstanding the fact that such Investment may otherwise have been forgiven, released, canceled or otherwise nullified.

     "Investment Amount" means, with respect to any Investment, the aggregate
      -----------------
amount of consideration paid, and other transaction costs incurred, by the Borrower and Subsidiaries in connection with the making or acquisition thereof.

     "Issuing Bank" means the Bank that, with its consent and the consent of
      ------------
each existing Issuing Bank, if any, is designated as such by the Borrower. On the Agreement Date such Bank is The Bank of New York.

     "Issuing Bank's Office" means, at any time that the Issuing Bank is the
      ---------------------
Administrative Agent, the Administrative Agent's Office and, at any other time, the address of such Bank determined in accordance with the provisions of Section 10.01(b).

     "LC Participation" has the meaning ascribed to that term in Section
      ----------------
1.10(a).

     "LC Sublimit" means at any time $25,000,000.
      -----------

     "Lender Group" means either the Term A Banks, the Term B Banks or the RC
      ------------
Banks.

     "Lending Office" of any Bank, the Issuing Bank or the Swing Line Bank means
      --------------
the Domestic Lending Office or the Eurodollar Lending Office of such Person.

     "Letter of Credit" means (a) a letter of credit issued by the Issuing Bank
      ----------------
pursuant to Section 1.07(a) and (b) an amended Letter of Credit (including an amended Letter of Credit which is the amendment of a Letter of Credit which is such by virtue of this clause (b)).

     "Letter of Credit Amount" means, with respect to a Letter of Credit in
      -----------------------
which a Participating Bank has an LC Participation, at any time, an amount equal to the product of (a) the sum of (i) the aggregate unpaid principal amount of all Drawings under such Letter of Credit at such time and (ii) the amount of the Contingent Reimbursement Obligation with respect to such Letter of Credit at such time, multiplied by (b) such Participating Bank's Participating Bank Percentage with respect to such Letter of Credit.

     "Letter of Credit Loan Document Claim" means a Loan Document Related Claim
      ------------------------------------
arising under or with respect to a Letter of Credit or Application.

     "Leverage Ratio" means, as of any date of determination, the ratio of
      --------------
Consolidated Indebtedness outstanding on such date of determination to Consolidated EBITDA for the four consecutive fiscal quarters of the Borrower ending on, or most recently ended prior to, such date; provided that for
                                                       --------
purposes of determining (a) whether the condition specified in Section 2.02(c) will be fulfilled as of the requested time for the making of any Credit Extension, (ii) whether any Restricted Payment is permitted to be made pursuant to Section 4.08, (iii) whether any Investment is permitted to be made or Business Units are permitted to be acquired pursuant to Section 4.11 and (iv) whether any Prepayment of Subordinated Indebtedness is permitted to be made pursuant to Section 4.14, Consolidated EBITDA shall be calculated on the basis of the period of four consecutive fiscal quarters ending on the last day of the most recent fiscal year or fiscal quarter in respect of which the Administrative Agent shall have received the financial statements delivered, or to be delivered, pursuant to Section 5.01(a) or (b).

     "Liability" of any Person means (in each case, whether with full or limited
      ---------
recourse) any indebtedness, liability, obligation, covenant or duty of or binding upon, or any term or condition to be observed by or binding upon, such Person or any of its assets, of any kind, nature or description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, whether arising under Contract, Applicable Law or otherwise, whether now existing or hereafter arising, and whether for the payment of money or the performance or non-performance of any act.

     "License and Services Agreement" means the License and Services Agreement
      ------------------------------
governing the management of ZDTV dated as of July 28, 1997, among Ziff-Davis Inc., ZDTV, MAC Holdings America, Inc., a [______________] corporation and MAC Inc., as filed in the Registration Statement.

     "Lien" means, with respect to any property or asset (or any income or
      ----
profits therefrom) of any Person (in each case whether the same is consensual or nonconsensual or arises by Contract, operation of law, legal process or otherwise) (a) any mortgage, lien, pledge, attachment, levy or other security interest of any kind thereupon or in respect thereof or (b) any other arrangement, express or implied, under which the same is subordinated, transferred, sequestered or otherwise identified so as to subject the same to, or make the same available for, the payment or performance of any Liability in priority to the payment of the ordinary, unsecured Liabilities of such Person. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "Like-Business Investments" means Investments in Persons engaged in the
      -------------------------
same or directly related lines of business as the Borrower.

     "Loan" means any RC Loan, Term A Loan, Term B Loan or Swing Loan.
      ----

     "Loan Document Related Claim" means any claim or dispute (whether arising
      ---------------------------
under Applicable Law, including any "environmental" or similar law, under Contract or otherwise and, in the case of any proceeding relating to any such claim or dispute, whether civil, criminal, administrative or otherwise) in any way arising out of, related to, or connected with, the Loan Documents, the relationships established thereunder or any actions or conduct thereunder or with respect thereto, whether such claim or dispute arises or is asserted before or after the Agreement Date or before or after the Repayment Date.

     "Loan Document Representation and Warranty" means any "Representation and
      -----------------------------------------
Warranty" as defined in any Loan Document and any other representation or warranty made or deemed made under any Loan Document.

     "Loan Documents" means this Agreement, the Notes, each Application and each
      --------------
Letter of Credit, each Pledge Agreement and each Subordination Agreement.

     "Loan Party" means any Person (other than the Administrative Agent, the
      ----------
Issuing Bank, the Swing Line Bank or a Bank) that is a party to a Loan Document.

     "MAC Inc." means MAC Inc., a Japanese corporation.
      --------

     "Mandatorily Redeemable Stock" means, with respect to any Person, any share
      ----------------------------
of such Person's capital stock to the extent that it is (a) redeemable, payable or required to be purchased or otherwise retired or extinguished, or convertible into any Indebtedness or other Liability of such Person, (i) at a fixed or determinable date, whether by operation of a sinking fund or otherwise, (ii) at the option of any Person other than such Person or (iii) upon the occurrence of a condition not solely within the control of such Person, such as a redemption required to be made out of future earnings or (b) convertible into Mandatorily Redeemable Stock.

     "Materially Adverse Effect" means, (a) with respect to any Person, any
      -------------------------
materially adverse effect on such Person's business, assets, Liabilities, financial condition, results of operations or business prospects, (b) with respect to a group of Persons "taken as a whole", any materially adverse effect on such Persons' business, assets, Liabilities, financial condition, results of operations or business prospects taken as a whole on, where appropriate, a consolidated basis in accordance with Generally Accepted Accounting Principles, (c) with respect to any Loan Document, any materially adverse effect on the binding nature, validity or enforceability thereof as an obligation of any Loan Party that is a party thereto and (d) with respect to any Collateral, or any category of Collateral, pledged by any Loan Party, a materially adverse effect on its value as Collateral or an adverse effect on the validity, perfection, priority or enforceability of the Security Interest therein.

     "Maximum Permissible Rate" means, with respect to interest payable on any
      ------------------------
amount, the rate of interest on such amount that, if exceeded, could, under Applicable Law, result in (a) civil or criminal penalties being imposed on the payee or (b) the payee's being unable to enforce payment of (or, if collected, to retain) all or any part of such amount or the interest payable thereon.

     "Money Market Investment" means (a) any security issued or directly and
      -----------------------
fully guaranteed or insured by the United States government or any agency or instrumentality thereof having a remaining maturity of not more than one year,
(b) any certificate of deposit, eurodollar time deposit or bankers' acceptance with remaining maturity of not more than one year, any overnight bank deposit, and any demand deposit account, in each case with any Bank or with any United States commercial bank having capital and surplus in excess of $500,000,000 and rated B or better by Thomson Bankwatch Inc., (c) any repurchase obligation with a term of not more than seven days entered into with (i) any financial institution meeting the qualifications specified in clause (b) above or (ii) any primary dealer of national reputation reporting daily to the Federal Reserve Bank of New York and (d) any commercial paper issued by any Bank or the parent corporation of any Bank and any other commercial paper of issuers rated A-2 by Standard & Poor's Ratings Service or Prime-2 by Moody's Investors Service, Inc. and in any case having a remaining maturity of not more than six months.

     "Multiemployer Benefit Plan" means any Benefit Plan that is a multiemployer
      --------------------------
plan as defined in Section 4001(a)(3) of ERISA.

     "Net Cash Proceeds" means, with respect to (a) the disposition of any
      -----------------
asset, including Capital Securities of Persons other than the Person effecting the disposition, (i) the gross cash proceeds from such disposition (including
(A) insurance payments and condemnation awards and (B) principal payments in respect of any notes or other instruments received as consideration for such disposition) less (ii) (A) all documented taxes, fees, including underwriting
             ----
and placement fees, and reasonable expenses payable by the Borrower or any Subsidiary in connection with such disposition, including income taxes payable as a consequence of such disposition, (B) the principal amount of, and the premium, if any, and interest on, any Indebtedness (other than the Loans) secured by such asset and required to be prepaid upon such disposition and (C) amounts required to be maintained as a reserve against liabilities associated with such disposition under Generally Accepted Accounting Principles as then in effect (provided that such amounts shall cease to be deducted from Net Cash Proceeds and may become payable whenever they cease to be so required to be maintained) and (b) the disposition of any Capital Security that is a Capital Security of the Person effecting such disposition, (i) the gross cash proceeds from such disposition (including principal payments in respect of any notes or other instruments received as consideration for such disposition) less (ii)
                                                                     ----
all underwriting, placement and other fees and discounts and any other expenses reasonably incurred in connection with such disposition.

     "Net Income" means, for any Person and for any period, the net income (or
      ----------
net loss) of such Person for such period; provided that such amount shall be
                                          --------
adjusted to exclude (to the extent otherwise included therein):

          (a) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period and except for normal accruals and reversals in the ordinary course of business;

          (b) any write-up or write-down of any asset;

          (c) any net gain or loss from the collection of the proceeds of any insurance policies;

          (d) any gain or loss arising from the acquisition of any securities or Indebtedness of such Person and any net loss arising from the exercise of any warrant of such Person;

          (e) any deferred credit representing the excess of equity in any Person at the date of acquisition over the cost of the investment in such Person;

          (f) any aggregate net gain (or loss) during such period arising from the sale, exchange or other disposition of capital assets (such term to include all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all securities) other than any sale, exchange or other disposition in the ordinary course of business; provided that there shall also be excluded any
                                  --------
     related charges for taxes on such capital assets;

          (g) any net gains or losses resulting from the extinguishment or defeasance of any Indebtedness;

          (h) any earnings or losses from discontinued businesses; and

          (i) all other extraordinary items.

     "New Subordinated Indebtedness" means Indebtedness of the Borrower incurred
      -----------------------------
after the Agreement Date; provided that such Indebtedness shall (a) not require
                          --------
any scheduled payment or purchase or redemption of principal prior to the first anniversary of the Term B Termination Date, (b) bear interest at a commercially reasonable rate at the time of incurrence thereof, (c) be subject to other terms and conditions no more burdensome in any material manner to the Borrower or any Subsidiary than the Subordinated Notes and (d) is subject to a Subordination Agreement.

     "Non-Cash Working Capital" means, as applied to a Person, at any time, (a)
      ------------------------
the amount, at such time, of such Person's current assets that are at such time reflected, or would, in accordance with Generally Accepted Accounting Principles, be required to be reflected at such time on a balance sheet of such Person minus all cash and cash
                                                         -----
equivalents (including Money Market Investments) of such Person at such time, minus (b) the amount, at such time, of such Person's current liabilities, that
-----
are at such time reflected, or would, in accordance with Generally Accepted Accounting Principles, be required to be reflected at such time, on a balance sheet of such Person minus the current portion of long-term Indebtedness of
                     -----
such Person at such time.

     "Non-Material Subsidiary" means, as of any date, any Subsidiary of the
      -----------------------
Borrower (a) the gross revenues of which account for less than 10% of the gross revenues of the Borrower and the Consolidated Subsidiaries, on a consolidated basis as of such date and (b) the fair saleable value of which, together with the fair saleable value of all other Non-Matrial Subsidiaries as of such date, value is less than $50,000,000. For purposes of this definition "fair saleable value" of a Subsidiary means the fair market value of such Subsidiary in a disposition of all or substantially all of its assets in an arms' length transaction on the date of determination, as reasonably determined by the board of directors of the Borrower.

     "Non-US Bank" means a Person that is not a United States Person and not
      -----------
described in Section 881(c)(3) of the Code.

     "Nonparticipating Bank" means a Bank designated by the Issuing Bank as a
      ---------------------
Bank with respect to which a Bank Nonparticipation has occurred. The designation of a Bank by the Issuing Bank as a "Nonparticipating Bank" shall not affect the status of such Bank as a Participating Bank in respect of Letters of Credit issued prior to the date of such designation.

     "Note" means any Term A Note, Term B Note, RC Note or Swing Loan Note and,
      ----
in each case other than the Swing Loan Note, included such a Note that is a Registered Note.

     "Notice of Assignment" means any notice to the Borrower, the Administrative
      --------------------
Agent, the Issuing Bank and the Swing Line Bank with respect to an assignment pursuant to Section 10.10(a), in the form of Schedule 10.10(a).
                                             -----------------

     "Offering" means the sale by the Borrower of Capital Securities in a public
      --------
offering as described in the Registration Statement.

     "Participating Bank" means, with respect to any Letter of Credit, a Bank
      ------------------
that is not a Nonparticipating Bank.

     "Participating Bank Percentage" means, with respect to a Participating Bank
      -----------------------------
for any Letter of Credit, the percentage obtained by dividing such Participating Bank's RC Commitment at the time of the issuance of such Letter of Credit by the sum of the RC Commitments at such time of all of the Participating Banks with respect to such Letter of Credit.

     "Payment Date" means the last day of March, June, September and December
      ------------
during each calendar year from the Agreement Date to the Repayment Date.

     "PBGC" means the Pension Benefit Guaranty Corporation.
      ----

     "Permitted Guaranty" means any Guaranty that is (a) an endorsement of a
      ------------------
check for collection in the ordinary course of business, (b) a Guaranty of and only of the Guaranteed Obligations, obligations of the Borrower under Cash Management Arrangements or reimbursement obligations of the Borrower with respect to letters of credit to which Section 4.06 is not applicable by virtue of clause (d) thereof, (c) a Guaranty constituting an Investment to which
Section 4.11 is not applicable by virtue of clause (c)(ii) or (f) of such Section, (d) a Guaranty of Indebtedness to which Section 4.05 is not applicable by virtue of clause (a)(v) of such Section or (e) a Guaranty of a Liability of the Borrower or a Guarantor constituting Indebtedness other than Indebtedness to which Section 4.05 is not applicable by virtue of clause (a)(v) of such Section;

provided that such Guaranty and such Liability shall each be incurred in the
--------
ordinary course of business of the party obligated thereunder and shall be upon terms and conditions reasonable and customary in the industry in which such party conducts its business.

     "Permitted Lien" means (a) with respect to any asset that does not
      --------------
constitute Collateral, (i) any Lien securing a tax, assessment or other governmental charge or levy or the claim of a materialman, mechanic, carrier, warehouseman or landlord for labor, materials, supplies or rentals incurred in the ordinary course of business, but only if payment thereof shall not at the time be required to be made in accordance with Section 4.01(d) and foreclosure, distraint, sale or other similar proceedings shall not have been commenced; (ii) any Lien consisting of a deposit or pledge made in the ordinary course of business in connection with, or to secure payment of, obligations under worker's compensation, unemployment insurance or similar legislation; (iii) any Lien arising pursuant to an order of attachment, distraint or similar legal process arising in connection with legal proceedings, but only if and so long as the execution or other enforcement thereof is not unstayed for more than 20 days;
(iv) any Lien existing on (x) any property or asset of any Person at the time such Person becomes a Consolidated Subsidiary or (y) any property or asset at the time such property or asset is acquired by the Borrower or a Consolidated Subsidiary, but only, in the case of (x) and (y), if and so long as (A) such Lien was not created in contemplation of such Person becoming a Consolidated Subsidiary or such property or asset being acquired, (B) such Lien is and will remain confined to the property or asset subject to it at the time such Person becomes a Consolidated Subsidiary or such property or asset is acquired and to fixed improvements thereafter erected on such property or asset, (C) such Lien secures only the obligation secured thereby at the time such Person becomes a Consolidated Subsidiary or such property or asset is acquired and (D) the obligation secured by such Lien is not in default; (v) any Lien in existence on the Agreement Date to the extent set forth on Schedule 4.07, but only, in the
                                              -------------
case of each such Lien, to the extent it secures an obligation outstanding on the Agreement Date to the extent set forth on such Schedule; (vi) any Lien securing Purchase Money Indebtedness but only if, in the case of each such Lien,
(x) such Lien shall at all times be confined solely to the property or asset the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien and to fixed improvements thereafter erected on such property or asset and (y) such Lien attached to such property or asset within 30 days of the acquisition of such property or asset; or (vii) any Lien constituting a renewal, extension or replacement of a Lien constituting a Permitted Lien by virtue of clause (v), (vi), (vii) or (viii) of this definition, but only if (v) at the time such Lien is granted and immediately after giving effect thereto, no Default would exist, (w) such Lien is limited to all or a part of the property or asset that was subject to the Lien so renewed, extended or replaced and to fixed improvements thereafter erected on such property or asset, (x) the principal amount of the obligations secured by such Lien does not exceed the principal amount of the obligations secured by the Lien so renewed, extended or replaced, (y) if the principal amount of such obligations constitutes Subordinated Indebtedness, such obligations continue to constitute Subordinated Indebtedness and (z) the obligations secured by such Lien bear interest at a rate per annum not exceeding the rate borne by the obligations secured by the Lien so renewed, extended or replaced except for any increase that is commercially reasonable at the time of such increase; and (b) with respect to any asset that constitutes Collateral, any Lien that constitutes a "Permitted Lien" under the applicable Pledge Agreement.

     "Permitted Restrictive Covenant" means (a) any covenant or restriction
      ------------------------------
contained in any Loan Document, (b) any covenant or restriction binding upon any Person at the time such Person becomes a Consolidated Subsidiary if the same is not created in contemplation thereof, (c) any covenant or restriction of the type contained in Section 4.07 that is contained in any Contract evidencing or providing for the creation of or concerning Purchase Money Indebtedness so long as such covenant or restriction is limited to the property purchased therewith and (d) any covenant or restriction that (i) is not more burdensome than an existing Permitted Restrictive Covenant that is such by virtue of clause (b),
(c) or (d), (ii) is contained in a Contract constituting a renewal, extension or replacement of the Contract in which such existing Permitted Restrictive Covenant is contained and (iii) is binding only on the Person or Persons bound by such existing Permitted Restrictive Covenant.

     "Person" means any individual, sole proprietorship, corporation, limited
      ------
liability company, partnership, trust, unincorporated organization, mutual company, joint stock company, estate, union, employee organization, government or any agency or political subdivision thereof or, for the purpose of the definition of "ERISA Affiliate," any trade or business.

     "Pledge Agreement" means a Securities and Instrument Pledge Agreement in
      ----------------
the form of Exhibit E with respect to which the Administrative Agent, if it
            ---------
shall have requested the same, shall have received an opinion, in form and substance satisfactory to the Administrative Agent, of counsel, acceptable to the Administrative Agent, to the effect that such Pledge Agreement has been duly authorized, executed and delivered by the obligee subject thereto and constitutes a legally binding agreement of such Person, enforceable against such Person in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization and other similar laws affecting the enforcement of creditors' rights generally or otherwise in the form and substance satisfactory to the Administrative Agent, pursuant to which the Borrower shall create Liens on the Collateral in favor of the Administrative Agent, for the ratable benefit of the Banks.

     "Pledgor" means any Person (other than the Administrative Agent) that is
      -------
party to a Pledge Agreement.

     "Post-Default Rate" means the rate otherwise applicable under Section
      -----------------
1.03(a) plus 2.0%.

     "Predecessor Indebtedness" means Indebtedness of the Borrower or any
      ------------------------
Consolidated Subsidiary other than Indebtedness to which Section 4.05 is not applicable.

     "Prepayment" means, with respect to Subordinated Indebtedness, any payment
      ----------
on account of the principal of such Indebtedness, other than a payment of principal at a regularly scheduled maturity (without giving affect to any acceleration or required or optional prepayment), whether such payment is by way of purchase, repayment, defeasance, redemption or other entitlement.

     "Prime Rate" means the prime commercial lending rate of The Bank of New
      ----------
York, as publicly announced to be in effect from time to time. The Prime Rate shall be adjusted automatically, without notice, on the effective date of any change in such prime commercial lending rate. The Prime Rate is not necessarily The Bank of New York's lowest rate of interest.

     "Prohibited Transaction" means any transaction that is prohibited under
      ----------------------
Code Section 4975 or ERISA Section 406 and not exempt under Code Section 4975 or ERISA Section 408.

     "Pro Rata Share," as applied to a Bank means, at any time, the percentage
      --------------
obtained by dividing the amount of such Bank's RC Commitment at such time by the sum of the RC Commitments at such time of all the Banks.

     "Purchase Money Indebtedness" means (a) Indebtedness of a Person that is
      ---------------------------
incurred to finance part or all of (but not more than) the purchase price of a tangible asset, provided that (i) neither the Borrower nor any Consolidated
                --------
Subsidiary had at any time prior to such purchase any interest in such asset other than a security interest or an interest as lessee under an operating lease and (ii) such Indebtedness is incurred within 30 days after such purchase, or
(b) Indebtedness that (i) constitutes a renewal, extension or refunding of, but not an increase in the principal amount of, Purchase Money Indebtedness that is such by virtue of clause (a) or (b), (ii) bears interest at a rate per annum that is commercially reasonable at the time such Indebtedness is incurred and
(iii) if the Indebtedness that is being renewed, extended or refunded constitutes Subordinated Indebtedness, such Indebtedness constitutes Subordinated Indebtedness.

     "RC Banks" means, at any time, all of the Banks having, individually, RC
      --------
Commitments in excess of zero at such time or, if the RC Commitments shall have expired or been terminated, any Exposures outstanding at such time.

     "RC Commitment" of any Bank means (a) the amount set forth opposite such
      -------------
Bank's name under the heading "RC Commitment" on Annex A or, in the case of a
                                                 -------
Bank that becomes a Bank pursuant to an assignment, the amount of the assignor's RC Commitment assigned to such Bank, in either case as the same may be increased or reduced from time to time pursuant to Section 1.14 or pursuant to assignments in accordance with Section 10.10(a) or (b) as the context may require, the obligation of such Bank to make RC Loans and acquire and fund LC Participations in an aggregate unpaid principal amount not exceeding such amount.

     "RC Loan" means any amount advanced by a Bank pursuant to Section 1.01(c).
      -------

     "RC Note" means any promissory note in the form of Exhibit A-III.
      -------                                           -------------

     "RC Termination Date" means March 31, 2005.
      -------------------

     "Register" means a register kept at the Administrative Agent's office by
      --------
the Administrative Agent on behalf of the Borrower, at no extra charge to the Borrower, on which the Administrative Agent records the names of the Registered holders of Registered Notes.

     "Registered Holder" means the Person in whose name a Registered Note is
      -----------------
registered.

     "Registered Note" means a Note the name of the holder of which has been
      ---------------
recorded on the Register. The registration of a Note shall constitute the registration of the Loan evidenced thereby.

     "Registration Statement" means the Form S-1 Registration Statement filed
      ----------------------
with the Securities and Exchange Commission by the Borrower on April 6, 1998, as amended as of April 24, 1998, without giving effect to any subsequent amendments or modifications thereto, together with the final prospectus dated April [28], 1998 relating to the issue of 25,800,000 shares of common stock of the Borrower, as originally filed with the Securities and Exchange Commission without giving effect to any subsequent amendments or modifications thereto, with such changes to the pricing and number of shares offered in such issuance as the Reviewing Agents shall have approved.

     "Regulation D" means Regulation D of the Board of Governors of the Federal
      ------------
Reserve System.

     "Regulation U" means Regulation U of the Board of Governors of the Federal
      ------------
Reserve System.

     "Regulation X" means Regulation X of the Board of Governors of the Federal
      ------------
Reserve System.

     "Regulatory Change" means any Applicable Law, interpretation, directive,
      -----------------
determination, request or guideline (whether or not having the force of law), or any change therein or in the administration or enforcement thereof, that is Enacted after the Agreement Date, including any such that imposes, increases or modifies any Tax, reserve requirement, insurance charge, special deposit requirement, assessment or capital adequacy requirement, but excluding any such that imposes, increases or modifies any Bank Tax.

     "Reorganization" means the transactions described and referred to under the
      --------------
heading "The Reorganization" in the Registration Statement, including, without limitation, the acquisition by the Borrower of the MAC Assets and the Offerings (each as defined in the Registration Statement).

     "Repayment Date" means the later of the date of (a) the termination of the
      --------------
Commitments (whether as a result of the occurrence of the Term B Termination Date, reduction to zero pursuant to Section 1.14, or termination pursuant to
Section 6.02), (b) the payment in full of the Loans, the Letter of Credit Amounts and all other amounts payable or accrued under the Loan Documents and
(c) the termination, and the return to the Issuing Bank, of all Letters of Credit.

     "Reportable Event" means, with respect to any Benefit Plan of any Person,
      ----------------
(a) the occurrence of any of the events set forth in ERISA Sections 4043(c), other than an event as to which the requirement of 30 days' notice, or the penalty for failure to provide such notice, has been waived by the PBGC, (b) the existence of conditions sufficient to require advance notice to the PBGC pursuant to ERISA Section 4043(b), (c) the occurrence of any of the events set forth in ERISA Sections 4062(e) or 4063(a) or the regulations thereunder, (d) any event requiring such

Person or any of its ERISA Affiliates to provide security to such Benefit Plan under Code Section 401(a)(29) or (e) any failure to make a payment required by Code Section 412(m) with respect to such Benefit Plan.

     "Representation and Warranty" means any representation or warranty made
      ---------------------------
pursuant to or under (a) Article 2, Article 3, Section 5.02 or any other provision of this Agreement or (b) any amendment to, or waiver of rights under, this Agreement, WHETHER OR NOT, IN THE CASE OF ANY REPRESENTATION OR WARRANTY REFERRED TO IN CLAUSE (a) OR (b) OF THIS DEFINITION (EXCEPT, IN EACH CASE, TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED), THE INFORMATION THAT IS THE SUBJECT MATTER THEREOF IS WITHIN THE KNOWLEDGE OF THE BORROWER.

     "Required Banks" means, at any time, Banks having 51% or more of the
      --------------
aggregate amount of the Commitments or, if the Commitments shall have expired or been terminated, Banks having 51% or more of the aggregated amount of the Term A Loans, Term B Loans and Exposures outstanding.

     "Reserve Requirement" means, at any time, the then current maximum rate for
      -------------------
which reserves (including any marginal, supplemental or emergency reserve) are required to be maintained under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding five billion Dollars against "Eurocurrency liabilities", as that term is used in Regulation D. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

     "Responsible Officer" of any Person means a chairman, chief executive
      -------------------
officer, president, vice president, chief financial officer or treasurer of such Person, or such other officer of such Person as shall be acceptable to the Administrative Agent.

     "Restricted Payment" means, with respect to any Person, any payment with
      ------------------
respect to or on account of any of such Person's Capital Securities, including any dividend or other distribution on, any payment of interest on or principal of, and any payment on account of any purchase, redemption, retirement, exchange, defeasance or conversion of, or on account of any claim relating to or arising out of the offer, sale or purchase of, any such Capital Securities. For the purposes of this definition, a "payment" shall include the transfer of any asset or the incurrence of any Indebtedness or other Liability (the amount of any such payment to be the fair market value of such asset or the amount of such obligation, respectively) but shall not include the issuance by the Borrower of any capital stock of the Borrower other than Mandatorily Redeemable Stock.

     "Reviewing Agents" means the Administrative Agent and Morgan Stanley Senior
      ----------------
Funding, Inc.

     "Secured Obligations" means all Liabilities of the Borrower and each
      -------------------
Guarantor owing to, or in favor or for the benefit of, or purporting to be owing to, or in favor or for the benefit of, the Administrative Agent or any Bank under the Loan Documents or under any interest rate or currency swap or similar transaction entered into pursuant to Section 4.22 (including in the case of a Bank that is the Issuing Bank or the Swing Line Bank, those in favor of such Bank in such capacity), in each case (i) WHETHER NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, (ii) whether owing to, or in favor or for the benefit of, or purporting to be owing to or in favor or the benefit of, the Person that is the Administrative Agent or a Bank as of the Agreement Date or any Person or Persons that become the Administrative Agent or a Bank by reason of any succession or assignment at any time thereafter and (iii) WHETHER OR NOT AN ALLOWABLE CLAIM AGAINST THE BORROWER OR SUCH GUARANTOR UNDER THE BANKRUPTCY CODE OR OTHERWISE ENFORCEABLE AGAINST THE BORROWER OR SUCH GUARANTOR AND INCLUDING, IN ANY EVENT, INTEREST AND OTHER LIABILITIES ACCRUING OR ARISING AFTER THE FILING BY OR AGAINST THE BORROWER OR SUCH GUARANTOR OF A PETITION UNDER THE BANKRUPTCY CODE OR THAT WOULD HAVE SO ACCRUED OR ARISEN BUT FOR THE FILING OF SUCH A PETITION.

     "Secured Party" has the meaning ascribed to such term in the Pledge
      -------------
Agreements.

     "Security Interest" means the Liens created, or purported to be created, by
      -----------------
the Loan Documents.

     "Senior Leverage Ratio" means, as of any date of determination, the ratio
      ---------------------
of Consolidated Indebtedness outstanding on such date of determination, less the aggregate principal amount of Subordinated Indebtedness outstanding on such date of determination, to Consolidated EBITDA for the four consecutive fiscal quarters of the Borrower ending on, or most recently ended prior to, such date;

provided that for purposes of determining (a) whether the condition specified in
--------
Section 2.02(c) will be fulfilled as of the requested time for the making of any Credit Extension, (ii) whether any Restricted Payment is permitted to be made pursuant to Section 4.08, (iii) whether any Investment is permitted to be made or Business Units are permitted to be acquired pursuant to Section 4.11 and (iv) whether any Prepayment of Subordinated Indebtedness is permitted to be made pursuant to Section 4.14, Consolidated EBITDA shall be calculated on the basis of the period of four consecutive fiscal quarters ending on the last day of the most recent fiscal year or fiscal quarter in respect of which the Administrative Agent shall have received the financial statements delivered, or to be delivered, pursuant to Section 5.01(a) or (b).

     "SOFTBANK Corp." means SOFTBANK Corp., a Japanese corporation.
      --------------

     "Subordinated Indebtedness" means Indebtedness under the Affiliate Note,
      -------------------------
the Subordinated Notes and New Subordinated Indebtedness.

     "Subordinated Notes" means the ___% Senior Subordinated Notes of the
      ------------------
Borrower, due 2008, issued pursuant to the Indenture.

     "Subordination Agreement" means a Subordination Agreement substantially in
      -----------------------
the form of Exhibit B, with respect to which the Administrative Agent, if it
            ---------
shall have requested the same, shall have received an opinion, in form and substance satisfactory to the Administrative Agent, of counsel, acceptable to the Administrative Agent, to the effect that such Subordination Agreement has been duly authorized, executed and delivered by the obligee subject thereto and constitutes a legally binding agreement of such Person, enforceable against such Person in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization and other similar laws affecting the enforcement of creditors' rights generally.

     "Subsidiary" means, with respect to any Person, any other Person (i)
      ----------
securities of which having ordinary voting power to elect a majority of the board of directors (or other persons having similar functions) or (ii) other ownership interests of which ordinarily constituting a majority voting interest, are at the time, directly or indirectly, owned or controlled by such first Person, or by one or more of its Subsidiaries, or by such first Person and one or more of its Subsidiaries; unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower, and "Subsidiaries" means the Subsidiaries of the Borrower.

     "Swing Line Availability" means, at any time, the lesser of (a) the Swing
      -----------------------
Line Sublimit at such time less the aggregate principal amount of outstanding Swing Loans at such time and (b) the aggregate amount of the RC Commitments at such time less the aggregate amount of the Exposures of all of the Banks at such time.

     "Swing Line Bank" means any Bank that, with its consent and the consent of
      ---------------
each existing Swing Line Bank, if any, is designated as such by the Borrower. On the Agreement Date such Bank is The Bank of New York.

     "Swing Line Bank's Office" means, at any time that the Swing Line Bank is
      ------------------------
the Administrative Agent, the Administrative Agent's Office and, at any other time, the address of such Bank determined in accordance with the provisions of
Section 10.01(b).

     "Swing Line Sublimit" means at any time $25,000,000.
      -------------------

     "Swing Loan" means an amount advanced by the Swing Line Bank pursuant to
      ----------
Section 1.01(d).

     "Swing Loan Note" means a promissory note in the form attached hereto as
      ---------------
Exhibit A-IV.
------------

     "Swing Loan Participation" has the meaning ascribed to such term in Section
      ------------------------
1.05(b)(ii)(A).

     "Tax" means any federal, state, local or foreign tax, assessment or other
      ---
governmental charge (including any withholding tax) upon a Person or upon its assets, revenues, income or profits.

     "Term A Banks" means, at any time, all of the Banks having, individually,
      ------------
Term A Commitments in excess of zero at such time or, if the Term A Commitments shall have expired or been terminated, any Term A Loans outstanding at such time.

     "Term A Commitment" of any Bank means (a) the amount set forth opposite
      -----------------
such Bank's name under the heading "Term A Commitment" on Annex A or, in the
                                                          -------
case of a Bank that becomes a Bank pursuant to an assignment, the amount of the assignor's Term A Commitment assigned to such Bank, in either case as the same may be increased or reduced from time to time pursuant to Section 1.14 or pursuant to assignments in accordance with Section 10.10(a) or (b) as the context may require, the obligation of such Bank to make Term A Loans in an aggregate unpaid principal amount not exceeding such amount.

     "Term A Loan" means any amount advanced by a Bank pursuant to Section
      -----------
1.01(a).

     "Term A Note" means any promissory note in the form of Exhibit A-I.
      -----------                                           -----------

     "Term A Termination Date" means March 31, 2005.
      -----------------------

     "Term B Banks" means, at any time, all of the Banks having, individually,
      ------------
Term B Commitments in excess of zero at such time or, if the Term B Commitments shall have expired or been terminated, any Term B Loans outstanding at such time.

     "Term B Commitment" of any Bank means (a) the amount set forth opposite
      -----------------
such Bank's name under the heading "Term B Commitment" on Annex A or, in the
                                                          -------
case of a Bank that becomes a Bank pursuant to an assignment, the amount of the assignor's Term B Commitment assigned to such Bank, in either case as the same may be increased or reduced from time to time pursuant to Section 1.14 or pursuant to assignments in accordance with Section 10.10(a) or (b) as the context may require, the obligation of such Bank to make Term B Loans in an aggregate unpaid principal amount not exceeding such amount.

     "Term B Loan" means any amount advanced by a Bank pursuant to Section
      -----------
1.01(b).

     "Term B Note" means any promissory note in the form of Exhibit A-II.
      -----------                                           ------------

     "Term B Termination Date" means March 31, 2006.
      -----------------------

     "Termination Event" means, with respect to any Benefit Plan, (a) any
      -----------------
Reportable Event with respect to such Benefit Plan, (b) the termination of such Benefit Plan, or the filing of a notice of intent to terminate such Benefit Plan, or the treatment of any amendment to such Benefit Plan as a termination under ERISA Section 4041(e), (c) the institution of proceedings to terminate such Benefit Plan under ERISA Section 4042(a) or (d) the appointment of a trustee to administer such Benefit Plan under ERISA Section 4042(b).

     "Type" means, with respect to Term A Loans, Term B Loans and RC Loans, any
      ----
of the following, each of which shall be deemed to be a different "Type" of
Loan: Base Rate Loans, Eurodollar Rate Loans having a one-month Interest Period, Eurodollar Rate Loans having a two-month Interest Period, Eurodollar Rate Loans having a three-month Interest Period, Eurodollar Rate Loans having a six-month Interest Period and, if made available by all of the Banks, Eurodollar Rate Loans having a nine-month Interest Period and Eurodollar Rate Loans having a twelve-month Interest Period. Any Eurodollar Rate Loan having an Interest Period that differs from the duration specified for a Type of Eurodollar Rate Loan listed above solely as a result of the operation of clauses (a) and (b) of the definition of "Interest Period" shall be deemed to be a Loan of such above-listed Type notwithstanding such difference in duration of Interest Periods.

     "Unfunded Benefit Liabilities" means, with respect to any Benefit Plan at
      ----------------------------
any time, the amount of unfunded benefit liabilities of such Benefit Plan at such time as determined under ERISA Section 4001(a)(18).

     "Uniform Commercial Code" means the Uniform Commercial Code as in effect
      -----------------------
from time to time in the State of New York.

     "Uniform Customs" means the Uniform Customs and Practice for Documentary
      ---------------
Credits (1993 Revision), International Chamber of Commerce Publication No. 500.

     "United States Person" means a corporation, partnership or other entity
      --------------------
created, organized or incorporated under the laws of the United States of America or a State thereof (including the District of Columbia).

     "Wholly Owned Subsidiary" means, with respect to any Person, any Subsidiary
      -----------------------
of such Person (other than, in the case of the Borrower or a Consolidated Subsidiary, ZDTV) all of the Capital Securities and all other ownership interests and rights to acquire ownership interests of which (except directors' qualifying shares) are, directly or indirectly, owned or controlled by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more of such Subsidiaries; unless otherwise specified, "Wholly Owned Subsidiary" means a wholly owned subsidiary of the Borrower. For purposes of
Section 3.09 and Section 4.04(b), Capital Securities as used in this definition shall not include the items referred to in clause (b) of the definition of Capital Securities.

     "ZD Holdings (UK) Ltd." means ZD Holdings (UK) Ltd., a company organized
      ---------------------
under the laws of England.

     "ZDTV" means [ZDTV LLC and/or ZD Television Productions, Inc.]
      ----

     "ZDTV Option" means the Borrower's option to purchase all of the interests
      -----------
held by MAC Holdings America, Inc. in ZDTV [pursuant to the License and Services Agreement.]

     Section 11.02  Other Interpretive Provisions.
                    -----------------------------

          (a) Except as otherwise specified herein, all references herein (i) to any Person shall be deemed to include such Person's successors and assigns,
(ii) to any Applicable Law defined or referred to herein shall be deemed references to such Applicable Law or any successor Applicable Law as the same may have been or may be amended or supplemented from time to time and (iii) to any Loan Document or Contract defined or referred to herein shall be deemed references to such Loan Document or Contract (and, in the case of any Note or any other instrument, any instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.

          (b) When used in this Agreement, the words "herein", "hereof" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Article", "Section", "Annex", "Schedule" and "Exhibit" shall refer to Articles and Sections of, and Annexes, Schedules and Exhibits to, this Agreement unless otherwise specified.

          (c) Whenever the context so requires, the neuter gender includes the masculine or feminine, the masculine gender includes the feminine, and the singular number includes the plural, and vice versa.

          (d) Any item or list of items set forth following the word "including," "include" or "includes" is set forth only for the purpose of indicating that, regardless of whatever other items are in the category in which such item or items are "included," such item or items are in such category, and shall not be construed as indicating that the items in the category in which such item or items are "included" are limited to such items or to items similar to such items.

          (e) Each authorization in favor of the Administrative Agent, the Issuing Bank, the Banks or any other Person granted by or pursuant to this Agreement shall be deemed to be irrevocable and coupled with an interest.

          (f) Except as otherwise specified herein, all references herein to the Administrative Agent, the Issuing Bank, the Swing Line Bank, any Bank or any Loan Party shall be deemed to refer to such Person however designated in Loan Documents, so that (i) a reference to rights of a Bank under the Loan Documents shall be deemed to include the rights of such Person as the guaranteed party under Article 9 and, if such Person is the Swing Line Bank, the rights of such Person as the Swing Line Bank and, if such Person is the Issuing Bank, the rights of such Person as the Issuing Bank and (ii) a reference to costs incurred by a Bank in connection with Loan Documents shall be deemed to include costs incurred by such Person as the guaranteed party under Article 9, as the Swing Line Bank and as the Issuing Bank, as the case may be.

          (g) except as otherwise specified herein, all references to the time of day shall be deemed to be to New York City time as then in effect.

     Section 11.03  Accounting Matters.
                    ------------------

     Unless otherwise specified herein, all accounting determinations hereunder and all computations utilized by the Borrower in complying with the covenants contained herein shall be made, all accounting terms used herein shall be interpreted, and all financial statements required to be delivered hereunder shall be prepared, in accordance with Generally Accepted Accounting Principles, except, in the case of such financial statements, for departures from Generally Accepted Accounting Principles that may from time to time be approved in writing by the independent certified public accountants who are at the time, in accordance with Section 5.01(b), reporting on the Borrower's financial statements.

     Section 11.04  Representations and Warranties.
                    ------------------------------

     All Representations and Warranties shall be deemed made (a) in the case of any Representation and Warranty contained in this Agreement at and as of the Agreement Date, (b) in the case of any Representation and Warranty contained in this Agreement or any other document delivered in connection with or pursuant to this Agreement or at the time any Credit Extension is made, at and as of such time and (c) in the case of any particular Representation and Warranty, wherever contained, at such other time or times as such Representation and Warranty is made or deemed made in accordance with the provisions of this Agreement or the document pursuant to, under or in connection with which such Representation and Warranty is made or deemed made.

     Section 11.05  Captions.
                    --------

     Captions to Articles, Sections and subsections of, and Annexes, Schedules and Exhibits to, this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or in any way affect the meaning or construction of any provision of this Agreement.

     Section 11.06  Interpretation of Related Documents.
                    -----------------------------------

     Except as otherwise specified therein, terms that are defined herein that are used in Notes, certificates, opinions and other documents delivered in connection herewith shall have the meanings ascribed to them herein and such documents shall be otherwise interpreted in accordance with the provisions of this Article 11.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the Agreement Date.


                         ZIFF-DAVIS INC.


                         By:
                            ----------------------------------
                            Name:
                            Title:


                         [GUARANTORS],
                          as a Guarantor


                         By:
                            ----------------------------------
                            Name:
                            Title:


                         THE BANK OF NEW YORK,
                            as Administrative Agent, Issuing Bank,
                            Swing Line Bank and a Bank


                         By:
                            ----------------------------------
                            Name:  Brendan T. Nedzi
                            Title: Senior Vice President


                         MORGAN STANLEY SENIOR FUNDING, INC.


                         By:
                            ----------------------------------
                            Name:
                            Title:

                         THE CHASE MANHATTAN BANK


                         By:
                            ----------------------------------
                            Name:
                            Title:


                         DLJ CAPITAL FUNDING, INC.


                         By:
                            ----------------------------------
                            Name:
                            Title:


                         [OTHER BANKS]


                         By:
                            ----------------------------------
                            Name:
                            Title:


Agreement Date: _________________

                                                                         ANNEX A
                                                                         -------

                  BANKS, LENDING OFFICES AND NOTICE ADDRESSES



Banks, Lending Offices
and Notice Addresses  Term A Commitment  Term B Commitment  RC Commitment
--------------------  -----------------  -----------------  -------------


THE BANK OF NEW YORK  $_____________  $_____________  $_____________


Domestic Lending Office:

     The Bank of New York
     One Wall Street
     New York, NY  10286

Eurodollar Lending Office:

     The Bank of New York
     One Wall Street
     New York, NY  10286

Notice Address:

     The Bank of New York
     One Wall Street
     New York, NY  10286

          Telecopy No.:  (212) 635-8593/8595
          Telephone No.:  (212) 635-8628
          Attention: Mr. Brendan T. Nedzi

Banks, Lending Offices
and Notice Addresses  Term A Commitment  Term B Commitment  RC Commitment
--------------------  -----------------  -----------------  -------------


MORGAN STANLEY SENIOR
 FUNDING, INC.         $_____________  $_____________  $_____________


Domestic Lending Office:

     Morgan Stanley Senior Funding, Inc.
     1585 Broadway
     New York, NY  10036

Eurodollar Lending Office:

     Morgan Stanley Senior Funding, Inc.
     1585 Broadway
     New York, NY  10036

Notice Address:

     Morgan Stanley Senior Funding, Inc.
     1585 Broadway
     New York, NY  10036


          Telecopy No.:  [(212) 761-3932]
          Telephone No.:  [(212) 761-4000]
          Attention: [Mr. Henry D'Alessandro]

Banks, Lending Offices
and Notice Addresses  Term A Commitment  Term B Commitment  RC Commitment
--------------------  -----------------  -----------------  -------------


THE CHASE MANHATTAN BANK                $_____________  $_____________
$_____________


Domestic Lending Office:

     The Chase Manhattan Bank
     270 Park Avenue, 5th Floor
     New York, NY  10017

Eurodollar Lending Office:

     The Chase Manhattan Bank
     270 Park Avenue, 5th Floor
     New York, NY  10017

Notice Address:

     The Chase Manhattan Bank
     270 Park Avenue, 5th Floor
     New York, NY  10017

          Telecopy No.:  (212) 270-4164
          Telephone No.:  (212) 270-1786
          Attention: Ms. Joan Fitzgibbon

Banks, Lending Offices
and Notice Addresses  Term A Commitment  Term B Commitment  RC Commitment
--------------------  -----------------  -----------------  -------------


DLJ CAPITAL FUNDING, INC.  $_______________  $_______________  $____________


Domestic Lending Office:

     DLJ Capital Funding, Inc.
     277 Park Avenue, 17th Floor
     New York, NY  10172

Eurodollar Lending Office:

     DLJ Capital Funding, Inc.
     277 Park Avenue, 17th Floor
     New York, NY  10172

Notice Address:

     DLJ Capital Funding, Inc.
     277 Park Avenue, 17th Floor
     New York, NY  10172

          Telecopy No.:  [(212) 892-7542]
          Telephone No.:  [(212) 892-3292]
          Attention: [Mr. Gene Martin]

Banks, Lending Offices
and Notice Addresses  Term A Commitment  Term B Commitment  RC Commitment
--------------------  -----------------  -----------------  -------------


[BANK]                $_____________  $_____________  $____________


Domestic Lending Office:

     [Bank]

Eurodollar Lending Office:

     [Bank]




Notice Address:

     [Bank]



          Telecopy No.:
          Telephone No.:
          Attention:

                                                                Schedule 1.02(a)

                              NOTICE OF BORROWING



[Name and address
of the Administrative Agent
in accordance with
Section 10.01(b)]

Date:

Ladies and Gentlemen:

     Reference is made to the Secured Guaranteed Credit Agreement, dated as of May [4], 1998 among Ziff-Davis Inc., the Banks party thereto, Morgan Stanley Senior Funding, Inc., as Syndication Agent, The Chase Manhattan Bank and DLJ Capital Funding, Inc., as Co-Documentation Agents, The Bank of New York, as Administrative Agent, and the Guarantors party thereto (the "Credit Agreement"). The undersigned hereby gives notice pursuant to Section 1.02(a) of the Credit Agreement of its request to have the following RC Loans made to it on [insert requested date of borrowing]:


Type of RC Loan/1/                      Amount
----------------                        ------


     The undersigned on behalf of the Borrower, represents and warrants that (a) the borrowing requested hereby complies with the requirements of the Credit Agreement and (b) [except to the extent set forth on Annex A hereto,]2 (i) each Loan Document Representation and Warranty is true and correct at and as of the date hereof and (except to the extent the undersigned gives notice to the Bank to the contrary prior to 5:00 p.m. on the Business Day before the requested date for the making of the RC Loans) will be true and correct at and as of the time the RC Loans are made, in each case both with and without giving effect to the RC Loans and the application of the proceeds thereof, and (ii) no Default has occurred and is continuing as of the date hereof or would result from the making of the RC Loans or from the application of the proceeds thereof if the RC Loans were made on the date hereof, and (except to the extent the undersigned gives notice to the Bank to the contrary prior to 5:00 p.m. on the Business Day before the requested date for the making of the RC Loans) no Default will have occurred and be continuing at the time the RC Loans are to be made or would result from the making of the RC Loans or from the application of the proceeds thereof.

                              ZIFF-DAVIS INC.

                              By:
                                 --------------------------------
                                 Name:
                                 Title:



----------
1 Be sure to specify the duration of the Interest Period in the case of Eurodollar Rate Loans (e.g., one-month Eurodollar Rate).
                          ----

2 If the representation and warranty in either clause (b)(i) or (b)(ii) would be incorrect, include the material in brackets and set forth the reasons such representation and warranty would be incorrect on an attachment labeled Annex A.

                                                                Schedule 1.03(c)

                      NOTICE OF CONVERSION OR CONTINUATION


[Name and address
of the Administrative Agent in accordance with
Section 10.01(b)]

Date:

Ladies and Gentlemen:

     Reference is made to the Secured Guaranteed Credit Agreement, dated as of May [4], 1998 among Ziff-Davis Inc., the Banks party thereto, Morgan Stanley Senior Funding, Inc., as Syndication Agent, The Chase Manhattan Bank and DLJ Capital Funding, Inc., as Co-Documentation Agents, The Bank of New York, as Administrative Agent, and the Guarantors party thereto (the "Credit Agreement"). The undersigned hereby gives notice pursuant to Section 1.03(c) of the Credit Agreement of its desire to convert or continue the Loans specified below into or as Loans of the Types and in the amounts specified below on [insert date of conversion or continuation]:


            Loans to be Converted or Continued                      Converted or Continued Loans
-----------------------------------------------------------  ------------------------------------------
                       Last Day of Current                            Type of
   Type of Loan/1/       Interest Period         Amount                Loan /1/              Amount
--------------------  ----------------------  -------------  --------------------------  --------------

     The undersigned represents and warrants that conversions and continuations requested hereby comply with the requirements of the Credit Agreement.

                              ZIFF-DAVIS INC.

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:


1 Be sure to specify the duration of the Interest Period in the case of Eurodollar Rate Loans (e.g., one-month Eurodollar Rate).
                          ----

                                                                   Schedule 1.05

                              NOTICE OF PREPAYMENT

[Name and address
of the Administrative Agent in accordance with
Section 10.01(b)]
[Name and address of the Swing Line Bank in accordance with Section 10.01(b)]/1/

Date:

Ladies and Gentlemen:

     Reference is made to the Secured Guaranteed Credit Agreement, dated as of May [4], 1998 among Ziff-Davis Inc., the Banks party thereto, Morgan Stanley Senior Funding, Inc., as Syndication Agent, The Chase Manhattan Bank and DLJ Capital Funding, Inc., as Co-Documentation Agents, The Bank of New York, as Administrative Agent, and the Guarantors party thereto (the "Credit Agreement"). The undersigned hereby gives notice pursuant to Section 1.05 of the Credit Agreement that it will prepay the [Term [A][B]] [RC] [Swing]/2/ Loans specified below on [insert date of prepayment]:


                                       Last Day of
 Type of [Term[A][B]] [RC]       [Current] [Agreed Rate]
      [Swing] Loan                   Interest Period/3/          Amount
      ------------                   -----------------           ------

     The undersigned represents and warrants that the prepayment requested hereby complies with the requirements of the Credit Agreement.

                                        ZIFF-DAVIS INC.


                                        By:________________________
                                           Name:
                                           Title:

1 Include if Swing Loans are to be prepaid and the Swing Line Bank is not the Administrative Agent.

2 Specify whether RC, Swing or Term A or B Loans. Be sure to specify duration of the Interest Period or the Agreed Rate Interest Period, as applicable, in the case of Eurodollar Rate Loans and Agreed Rate Loans (e.g., one-month
                                                             ----
    Eurodollar Rate, two-day Agreed Rate, as applicable).

/3/ Insert as applicable.

                                                               Schedule 1.20 (c)
                                                               -----------------



                            NON-US BANK CERTIFICATE

[Name and address
of Borrower in accordance with
Section 10.01(b)]

[Name and address
of Administrative Agent in accordance with
Section 10.01(b)]

Gentlemen:

     Reference is made to the Secured Guaranteed Credit Agreement dated as of May [4], 1998 among Ziff-Davis Inc., the Banks party thereto, Morgan Stanley Senior Funding, Inc., as Syndication Agent, The Chase Manhattan Bank and DLJ Capital Funding, Inc., as Co-Documentation Agents, The Bank of New York, as Administrative Agent, and the Guarantors party thereto (the "Credit Agreement"). Terms used herein that are defined in the Credit Agreement are used with the meanings therein ascribed to them.

     The undersigned hereby (a) certifies to the Borrower and the Administrative Agent that (i) it is a Non-US Bank and (ii) it is entitled to submit an Internal Revenue Service Form W-8 and (b) agrees to indemnify and defend the Borrower and the Administrative Agent from, and hold each of them harmless against, any and all losses, liabilities, claims, damages and expenses of any kind arising out of, resulting from, or in any way connected with the certification made pursuant to clause (a) being incorrect.

                              Very truly yours,

                              [Bank]

                              By:
                                  ------------------------
                                  Name:
                                  Title:

                                                             Schedule 2.01(a)(i)
                                                             -------------------

                              [NAME OF LOAN PARTY]

                      CERTIFICATE AS TO RESOLUTIONS, ETC.

          I, __________, [Assistant] Secretary of [name of Loan Party], a __________ [corporation/partnership] (the "Company"), hereby certify, pursuant to Section 2.01(a)(i) of the Guaranteed Credit Agreement dated as of May [4], 1998 among Ziff-Davis Inc., the Banks party thereto, Morgan Stanley Senior Funding, Inc., as Syndication Agent, The Chase Manhattan Bank and DLJ Capital Funding, Inc., as Co-Documentation Agents, The Bank of New York, as Administrative Agent, and the Guarantors party thereto, that:

          1. The below named persons have been duly elected (or appointed) and have duly qualified as, and on this day are, officers of the Company holding their respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures:


                 Name   Office          Signature
                 ----   ------          ---------


     [Insert names and offices of persons authorized to sign the Loan Documents to which the Company is a party and any related documents]

          2. (a) Attached as Annex A is a true and correct copy of [resolutions/consents] duly adopted by [written consents of] the [Board of Directors/partners] of the Company. Such [resolutions/consents] have not been amended, modified or revoked and are in full force and effect on the date hereof.

               [(b) Attached as Annex A-1 is a true and correct copy of resolutions duly adopted by [unanimous written consent of] the stockholders of the Company. Such resolutions have not been amended, modified or revoked and are in full force and effect on the date hereof. ]/1/

               [(b) Attached as Annex A-2 is a true and correct copy of the minutes and by-laws or the Articles of Incorporation of the Company. Such minutes and by-laws or


----------
1  Omit if not applicable.

Articles of Incorporation have not been amended, modified or revoked and are in full force and effect on the date hereof.]/2/

          3. [List Loan Documents to which the Company is a party], in each case as executed and delivered on behalf of the Company, are in the forms thereof approved by [unanimous written consent of] the [Board of Directors/partners] of the Company.

          [4. There has been no amendment to [the Certificate of Incorporation] [partnership agreement] of the Company since __________, 19__./3/]/1/

          [5. Attached as Annex B is a true and correct copy of the By-laws of the Company as in effect on __________, 19__4 and at all subsequent times to and including the date hereof.]/1/

          IN WITNESS WHEREOF, I have signed this certificate this __ day of __________, 19__.

                              ___________________________
                                [Assistant] Secretary

          I, __________, [title] of the Company, hereby certify that [name of the above [Assistant] Secretary] has been duly elected or appointed and has been duly qualified as, and on this day is, [Assistant] Secretary of the Company, and the signature in paragraph 1 above is his genuine signature.

          IN WITNESS WHEREOF, I have signed this certificate this __ day of __________, 19__.

                              ___________________________
                              [Title]





----------
1  Omit if not applicable.

2 Use this alternate clause (b) for Subordiantors MAC Inc. and SOFTBANK Corp. and other Loan Parties as appropriate.

3 Insert date of the Secretary of State's Certificate of Incorporation required by Section 2.01(a)(ii).

4 Insert date of the Board of Directors' meeting adopting the resolutions referred to in paragraph 2(a).

                                                                         Annex A
                                                                         -------

                              [NAME OF LOAN PARTY]

                       RESOLUTIONS OF BOARD OF DIRECTORS

                                                                       Annex A-1
                                                                       ---------

                              [NAME OF LOAN PARTY]

                          RESOLUTIONS OF SHAREHOLDERS

                        [Insert applicable resolutions]

                                                                       Annex A-2
                                                                       ---------

                              [NAME OF LOAN PARTY]

                [MINUTES AND BY-LAWS/ARTICLES OF INCORPORATION]

                                                                   Schedule 3.02
                                                                   -------------

                           SCHEDULE OF SUBSIDIARIES

                                                                   Schedule 3.03
                                                                   -------------

                         SCHEDULE OF REQUIRED CONSENTS,

                             GOVERNMENTAL APPROVALS

                         AND GOVERNMENTAL REGISTRATIONS

                                                                   Schedule 3.06
                                                                   -------------

                        SCHEDULE OF MATERIAL LITIGATION

                                                                   Schedule 4.05
                                                                   -------------

                            SCHEDULE OF INDEBTEDNESS

                                                                   Schedule 4.06
                                                                   -------------

                        SCHEDULE OF EXISTING GUARANTIES

                                                                   Schedule 4.07
                                                                   -------------

                           SCHEDULE OF EXISTING LIENS

     Obligation Secured                                 Collateral
     ------------------                                 ----------

                                                                   Schedule 4.11
                                                                   -------------



                        SCHEDULE OF EXISTING INVESTMENTS

                                                                   Schedule 4.12
                                                                   -------------



                       SCHEDULE OF EXISTING BENEFIT PLANS

                                                                Schedule 5.01(b)
                                                                ----------------

                                ZIFF-DAVIS INC.

              CERTIFICATE AS TO FINANCIAL STATEMENTS AND DEFAULTS

          I, __________, [President, Chief Financial Officer] of Ziff-Davis Inc., a Delaware corporation (the "Borrower"), hereby certify, pursuant to
Section 5.01 of the Secured Guaranteed Credit Agreement dated as of May [4], 1998 among Ziff-Davis Inc., the Banks party thereto, Morgan Stanley Senior Funding, Inc., as Syndication Agent, The Chase Manhattan Bank and DLJ Capital Funding, Inc., as Co-Documentation Agents, The Bank of New York, as Administrative Agent, and the Guarantors party thereto, that:

          1. (a) The accompanying [unaudited]1 consolidated and consolidating financial statements of the Borrower and the Consolidated Subsidiaries as at __________ and for the [fiscal year][quarterly accounting period]2 ending
__________, are complete and correct and present fairly, in accordance with Generally Accepted Accounting Principles (except for changes therein or departures therefrom described below that have been approved in writing by Messrs. __________, the Borrower's current independent certified public accountants), the consolidated and consolidating financial position of the Borrower and the Consolidated Subsidiaries as at the end of such [fiscal year][quarterly period]2, and the consolidated and consolidating results of operations and cash flows for such quarterly period, and for the elapsed portion of the fiscal year ended with the last day of [fiscal year][such quarterly period]2, in each case on the basis presented [and subject only to normal year-end auditing adjustments]1.

          (b) Except as disclosed or reflected in such financial statements, as at __________, neither the Borrower nor any Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, have had or might have a Materially Adverse Effect on the Borrower and the Consolidated Subsidiaries taken as a whole.

          2. (a) The changes in and departures from Generally Accepted Accounting Principles are as follows:

     All such changes have been approved in writing by Messrs.  __________.

          3. There follow the calculations required to establish whether or not the Borrower was in compliance with the following Sections of the Agreement:4

               (a)

               (b)

               (c)

               (d)

               (e)

          4. Based on an examination sufficient to enable me to make an informed statement, no Default exists, including, in particular, any such arising under the provisions of Article 4, except the following:

               [If none such exist, insert "None"; if any do exist, specify the same by Section, give the date the same occurred, and the steps being taken by the Borrower or a Subsidiary with respect thereto.]

     Dated:

                                    [President, Chief Financial Officer]



_______________
1 Include only in the case of a certificate to be delivered with respect to quarterly financial statements.

2 Include first alternative in the case of a certificate to be delivered with respect to year-end financial statements; include second alternative in the case of a certificate to be delivered with respect to quarterly financial statements.

3 Paragraph (b) should be included in, and Annex A attached to, the Certificate only if changes from Generally Accepted Accounting Principles are specified in Paragraph 2(a) of this or any previous Certificate.

4 The calculations should be made in the same manner and with the same degree of detail as the calculations set forth in the certificate delivered by the Borrower pursuant to Section [2.01(a)(vi)].

                                                                Schedule 5.02(a)
                                                                ----------------

                  SCHEDULE OF HISTORICAL FINANCIAL STATEMENTS

                                                                   Schedule 9.01
                                                                   -------------

                             SCHEDULE OF GUARANTORS

                                                               Schedule 10.10(a)
                                                               -----------------

                              NOTICE OF ASSIGNMENT

[Name and address
of Borrower in accordance with
Section 10.01(b)]

[Name and address
of Administrative Agent in accordance with
Section 10.01(b)]

[Name and address
of Issuing Bank in, accordance with
Section 10.01(b)]/1/

[Name and address of Swing Line Bank in
accordance with Section 10.01(b)]/1/

Date:

Gentlemen:

          Reference is made to the Secured Guaranteed Credit Agreement, dated as of May [4], 1998 among Ziff-Davis Inc., the Banks party thereto, Morgan Stanley Senior Funding, Inc., as Syndication Agent, The Chase Manhattan Bank and DLJ Capital Funding, Inc., as Co-Documentation Agents, The Bank of New York, as Administrative Agent, and the Guarantors party thereto (the "Credit Agreement"). The undersigned hereby gives notice that [name of Assignor] [(the "Assignor")] 2 has made the following assignment to [name of Assignee] [(the "Assignee")]:3


          Rights and Obligations
            Assigned:


----------
1    Include if not the Administrative Agent.

2    Include definition if Footnote 4 material is to be included.

3    Include definition if Footnote 3 or Footnote 4 material is to be included.

          Effective Date of
            Assignment:

          [The Assignee's Lending Offices and address for notices are as follows:

          Domestic Lending Office:

          Eurodollar Lending Office:

          Notice Address:]/4/

          [The Assignor hereby requests that [the Borrower and] [the Administrative Agent] [the Issuing Bank] [the Swing Line Bank] consent to the assignment described above by signing a copy of this letter in the space provided below and returning it to the Assignor. Such consent shall release the Assignor from all of the obligations described above as having been assigned to the Assignee.]5

                              [NAME OF ASSIGNOR]

                              By:
                                 ---------------------
                                 Name:
                                 Title:

                              [NAME OF ASSIGNEE]

                              By:
                                 ---------------------
                                 Name:
                                 Title:

[Assignment and release consented to:]5
  ZIFF-DAVIS INC.


By:
    ---------------------
    Name:
    Title:

--------------------

4  Omit if the Assignee is a Bank.

5 Include the appropriate portion of the bracketed provision if (i) the Assignor desires to be released from the assigned obligations, (ii) the consent of the Borrower and/or the Agent is required for such release and
   (iii) the Assignor has not otherwise obtained such consents.

THE BANK OF NEW YORK,

as Administrative Agent


By:
    ---------------------
    Name:
    Title:


[SWING LINE BANK]



---------------------
Name:
Title:



[ISSUING BANK]


---------------------
Name:
Title:

                                                                     EXHIBIT A-I
                                                                     -----------

                                ZIFF-DAVIS INC.

                                  TERM A NOTE

                               ___________, 1998

          FOR VALUE RECEIVED, ZIFF-DAVIS INC. (the "Borrower") hereby promises to pay to the order of _______________________ (the "Bank") the principal amount of the Term A Loans made by the Bank, on the dates and in the amounts specified in Section 1.04 of the Credit Agreement referred to below, and to pay interest on the principal amount of each Term A Loan on the dates and at the rates specified in Section 1.03 of such Credit Agreement. All payments due the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in Section 1.18 of such Credit Agreement.

          Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each Term A Loan and each payment with respect thereto, provided that the failure of the Bank to make any such endorsement shall not affect the obligations of the Borrower hereunder or under such Credit Agreement.

          Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

          This Note evidences Term A Loans made by the Bank under, and is entitled to the benefits of, the Secured Guaranteed Credit Agreement, dated as of May [4], 1998, among Ziff-Davis Inc., the Banks party thereto, Morgan Stanley Senior Funding, Inc., as Syndication Agent, The Chase Manhattan Bank and DLJ Capital Funding, Inc., as Co-Documentation Agents, The Bank of New York, as Administrative Agent, and the Guarantors party thereto, as the same may be amended from time to time (the "Credit Agreement"). Reference is made to such Credit Agreement, as so amended, for provisions relating to the prepayment and the acceleration of the maturity hereof.

          This Note shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

          [This is a Registered Note, and it and the Loans evidenced hereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer on the Register and compliance with the other requirements provided for in the Credit Agreement.]

                              ZIFF-DAVIS INC.

                              By:
                                  ---------------------
                                  Name:
                                  Title:

                                      GRID

                                PROMISSORY NOTE

--------------------------------------------------------------------------------


                       Amount of                    Amount of                                   Notation
Date                     Loan                   Principal Repaid                                Made By
----                     ----                   ----------------                                -------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                                                                    EXHIBIT A-II
                                                                    ------------

                                ZIFF-DAVIS INC.

                                  TERM B NOTE

                               ___________, 1998

          FOR VALUE RECEIVED, ZIFF-DAVIS INC. (the "Borrower") hereby promises to pay to the order of _______________________ (the "Bank") the principal amount of the Term B Loans made by the Bank, on the dates and in the amounts specified in Section 1.04 of the Credit Agreement referred to below, and to pay interest on the principal amount of each Term B Loan on the dates and at the rates specified in Section 1.03 of such Credit Agreement. All payments due the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in Section 1.18 of such Credit Agreement.

          Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each Term B Loan and each payment with respect thereto, provided that the failure of the Bank to make any such endorsement shall not affect the obligations of the Borrower hereunder or under such Credit Agreement.

          Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

          This Note evidences Term B Loans made by the Bank under, and is entitled to the benefits of, the Secured Guaranteed Credit Agreement, dated as of May [4], 1998, among Ziff-Davis Inc., the Banks party thereto, Morgan Stanley Senior Funding, Inc., as Syndication Agent, The Chase Manhattan Bank and DLJ Capital Funding, Inc., as Co-Documentation Agents, The Bank of New York, as Administrative Agent, and the Guarantors party thereto, as the same may be amended from time to time (the "Credit Agreement"). Reference is made to such Credit Agreement, as so amended, for provisions relating to the prepayment and the acceleration of the maturity hereof.

          This Note shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

          [This is a Registered Note, and it and the Loans evidenced hereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer on the Register and compliance with the other requirements provided for in the Credit Agreement.]

                              ZIFF-DAVIS INC.

                              By:
                                  -----------------
                                  Name:
                                  Title:

                                      GRID

                                PROMISSORY NOTE

--------------------------------------------------------------------------------


                       Amount of                    Amount of                                   Notation
Date                     Loan                   Principal Repaid                                Made By
----                     ----                   ----------------                                -------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                                                                   EXHIBIT A-III
                                                                   -------------

                                ZIFF-DAVIS INC.

                                    RC NOTE

                                 _______, 1998

          FOR VALUE RECEIVED, ZIFF-DAVIS INC. (the "Borrower") hereby promises to pay to the order of _______________________ (the "Bank") the principal amount of the RC Loans made by the Bank, on the dates and in the amounts specified in
Section 1.04 of the Credit Agreement referred to below, and to pay interest on the principal amount of each RC Loan on the dates and at the rates specified in
Section 1.03 of such Credit Agreement. All payments due the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in Section 1.18 of such Credit Agreement.

          Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each RC Loan and each payment with respect thereto, provided that the failure of the Bank to make any such endorsement shall not affect the obligations of the Borrower hereunder or under such Credit Agreement.

          Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

          This Note evidences RC Loans made by the Bank under, and is entitled to the benefits of, the Secured Guaranteed Credit Agreement, dated as of May [4], 1998, among Ziff-Davis Inc., the Banks party thereto, Morgan Stanley Senior Funding, Inc., as Syndication Agent, The Chase Manhattan Bank and DLJ Capital Funding, Inc., as Co-Documentation Agents, The Bank of New York, as Administrative Agent, and the Guarantors party thereto, as the same may be amended from time to time (the "Credit Agreement"). Reference is made to such Credit Agreement, as so amended, for provisions relating to the prepayment and the acceleration of the maturity hereof.

          This Note shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

          [This is a Registered Note, and it and the Loans evidenced hereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer on the Register and compliance with the other requirements provided for in the Credit Agreement.]

                              ZIFF-DAVIS INC.

                              By:
                                  --------------------
                                  Name:
                                  Title:

                                     GRID

                                PROMISSORY NOTE

--------------------------------------------------------------------------------


                       Amount of                    Amount of                                   Notation
Date                     Loan                   Principal Repaid                                Made By
----                     ----                   ----------------                                -------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                                                                    EXHIBIT A-IV
                                                                    ------------

                                ZIFF-DAVIS INC.

                                SWING LOAN NOTE

                                 _______, 1998

          FOR VALUE RECEIVED, ZIFF-DAVIS INC. (the "Borrower") hereby promises to pay to the order of _______________________ (the "Swing Line Bank") the principal amount of the Swing Loans made by the Swing Line Bank, on the dates and in the amounts specified in Section 1.04 of the Credit Agreement referred to below, and to pay interest on the principal amount of each Swing Loan on the dates and at the rates specified in Section 1.03 of such Credit Agreement. All payments due the Swing Line Bank hereunder shall be made to the Swing Line Bank at the place, in the type of money and funds and in the manner specified in
Section 1.18 of such Credit Agreement.

          Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each Swing Loan and each payment with respect thereto, provided that the failure of the Bank to make any such endorsement shall not affect the obligations of the Borrower hereunder or under such Credit Agreement.

          Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

          This Note evidences Swing Loans made by the Swing Line Bank under, and is entitled to the benefits of, the Secured Guaranteed Credit Agreement, dated as of May [4], 1998, among Ziff-Davis Inc., the Banks party thereto, Morgan Stanley Senior Funding, Inc., as Syndication Agent, The Chase Manhattan Bank and DLJ Capital Funding, Inc., as Co-Documentation Agents, The Bank of New York, as Administrative Agent, and the Guarantors party thereto, as the same may be amended from time to time (the "Credit Agreement"). Reference is made to such Credit Agreement, as so amended, for provisions relating to the prepayment and the acceleration of the maturity hereof.

          This Note shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

                              ZIFF-DAVIS INC.

                              By:
                                  ---------------------
                                  Name:
                                  Title:

                                      GRID

                                PROMISSORY NOTE
--------------------------------------------------------------------------------


                       Amount of                    Amount of                                   Notation
Date                     Loan                   Principal Repaid                                Made By
----                     ----                   ----------------                                -------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B
                                                                       ---------

                       [FORM OF SUBORDINATION AGREEMENT]

                                                                       EXHIBIT C
                                                                       ---------

                         COMMITMENT INCREASE SUPPLEMENT


     THIS COMMITMENT INCREASE SUPPLEMENT is made and dated as of _________________ ____, by and among [ADDITIONAL COMMITMENT BANK] (the "Additional Commitment Bank"), Ziff Davis Inc., a Delaware corporation (the "Borrower"), and The Bank of New York, as Administrative Agent under the Secured Guaranteed Credit Agreement, dated as of May [4], 1998, among Ziff-Davis Inc., the Banks party thereto, Morgan Stanley Senior Funding, Inc., as Syndication Agent, The Chase Manhattan Bank and DLJ Capital Funding, Inc., as Co-Documentation Agents, The Bank of New York, as Administrative Agent, and the Guarantors party thereto (the "Credit Agreement"). Terms used and not otherwise defined herein are used herein with the meanings therein ascribed thereto in the Credit Agreement.

     WHEREAS, the Borrower desires to have the aggregate amount of the Commitments increased; and

     WHEREAS, the Additional Commitment Bank is willing to [become an additional Bank][increase its Commitment]1;

     NOW, THEREFORE, the parties hereto agree as follows:

  1. Upon the effectiveness of this Commitment Increase Supplement, [the Additional Commitment Lender shall be a party to the Credit Agreement and shall be entitled to all of the rights, and be subject to all of the obligations, of a Bank under the Credit Agreement][the RC Commitment of the Additional Commitment Bank shall be increased from $_____________ to $__________________.]1

[2. The initial amount of the Additional Commitment Bank's RC Commitment shall be $________________.]2

  3. The Additional Commitment Bank acknowledges, and agrees to comply with, its obligation under Section 1.14(c) of the Credit Agreement to purchase assignments of [Loans] from the other Banks on the effective date hereof.

  4. This Commitment Increase Supplement shall become effective upon the execution and delivery hereof by the Additional Commitment Bank, the Borrower and the Administrative Agent, which Commitment Increase Supplement is subject to the consent of the Administrative Agent.

____________________________
1 Use second alternative if the Additional Commitment Bank is an existing Bank; otherwise use the first alternative.

2  Omit if the Additional Commitment Bank is an existing Bank.

  5. This Commitment Increase Supplement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

  6. The rights and duties of the parties to this Commitment Increase Supplement shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have cause this Commitment Increase Supplement to be executed as of the day and year first written above.


                              [ADDITIONAL COMMITMENT LENDER]


                              By:
                                 ----------------------------
                                 Name:
                                 Title:

                              ZIFF-DAVIS INC.


                              By:
                                 ----------------------------
                                 Name:
                                 Title:

                               THE BANK OF NEW YORK,
                                as Administrative Agent


                              By:
                                 ----------------------------
                                 Name:
                                 Title:

                                                                       EXHIBIT D
                                                                       ---------


                 [TERMS OF COMMITMENT INCREASE ASSIGNMENTS/1/

     Each assignment of Loans by any Bank (an "Assignor") to an Additional Commitment Bank (an "Assignee") pursuant to Section 1.14(c) (an "Assignment") shall be made on the terms set forth in this Exhibit.

  1. The purchase price for the Assignment shall be equal to the aggregate principal amount of the Loans assigned plus the amount of accrued and unpaid interest thereon on the date of the assignment. The purchase price shall be payable, not later than 12:00 noon New York City time on the effective date of the applicable Commitment Increase, in Dollars in funds immediately available to the Assignor at such office of the Assignor (or a commercial bank designated by it) located in the United States as the Assignor shall specify to the Assignee.

  2. The Assignment shall consist of an equal percentage of all Loans of the Assignor outstanding and shall include all of the Assignor's rights under the Credit Agreement and the other Loan Documents in respect of the portion of the Loans of the Assignor assigned, including accrued interest thereon.

  3. The Assignment shall be without recourse to the Assignor. The Assignor shall not be deemed to have made any representation or warranty or to have assumed any responsibility with respect to (a) any statements, warranties or representations made in or in connection with the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than as set forth in paragraph 4 below, or (b) the financial condition of the Borrower or any of its Subsidiaries, or the performance or observance by the Borrower or any of its Subsidiaries of any of their respective obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto.

  4. The Assignor shall, at the time of the Assignment, be deemed to have represented and warranted that (a) it has full power, authority and legal right to make the Assignment and (b) it is the legal and beneficial owner of the rights assigned and such rights are free and clear of any lien or adverse claim, including any participation.

  5. The Assignee shall, at the time of the Assignment, be deemed to have (a) represented and warranted that it has full power, authority and legal right to purchase and assume the Assignment; (b) confirmed that it has received a copy of the Credit Agreement and all other

----------
/1/ Conform to terms of 1.14(c) when agreed.

Loan Documents, together with copies of the most recent financial statements delivered pursuant to Section 5.01 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to purchase and assume the Assignment; and (c) agreed that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents.]

                                                                       EXHIBIT E
                                                                       ---------

                          [FORM OF PLEDGE AGREEMENT]

                                                                       EXHIBIT F
                                                                       ---------

                              GUARANTOR SUPPLEMENT

          Reference is made to the Secured Guaranteed Credit Agreement dated as of May [4], 1998, among Ziff-Davis Inc., the Banks party thereto, Morgan Stanley Senior Funding, Inc., as Syndication Agent, The Chase Manhattan Bank and DLJ Capital Funding, Inc., as Co-Documentation Agents, The Bank of New York, as Administrative Agent, and the Guarantors party thereto (the "Credit Agreement"); capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in, or by reference in, the Credit Agreement. The undersigned hereby agrees that upon delivery hereof to the Bank the undersigned shall be and become a Guarantor for all purposes of the Credit Agreement as fully and to the same extent as if it were an original signatory thereto.

                              [Name of Guarantor]

                              By:
                                  ------------------------
                                  Name:
                                  Title:

     Dated:

                              Notice Address:



                              Attention:
                              Telephone:
                              Telecopy: